    As filed with the Securities and Exchange Commission on July 27, 1997


                                       Securities Act File No. 333-20889
                                       Investment Company Act File No. 811-00018

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         ------------------------------



Pre-Effective Amendment No. 3                      Post-Effective Amendment No.
                       (Check Appropriate Box of Boxes)


                           STEADMAN ASSOCIATED FUND
                           ------------------------
           (Exact Name of Registration as Specified in its Charter)

                               (202) 223-1000
                           ------------------------
                       (Area Code and Telephone Number)

                             1730 K Street, N.W.
                            Washington, D.C. 20006
         ------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)

                                  Max Katcher
                            Steadman Associated Fund
                              1730 K Street, N.W.
                             Washington, D.C. 20006
                    ---------------------------------------
                    (Name and Address of Agent for Service)

                                  Copies to:

                             Peter R. Gilbert, Esq.
                          Manatt, Phelps & Phillips, LLP
                          1501 M Street, N.W., Suite 700
                              Washington, D.C. 20005
                     ---------------------------------------
                      (Name and Address of Agent for Service)

    Approximate date of proposed public offering: As soon as practicable after the Registration Statement has been declared effective under the Securities Act of 1933.

                            STEADMAN ASSOCIATED FUND

                      REGISTRATION STATEMENT ON FORM N-14

                             CROSS REFERENCE SHEET

                    N-14                              LOCATION IN
                  ITEM NO.                       REGISTRATION STATEMENT
                  --------                       ----------------------
Part A: Information Required
in Prospectus/ Proxy Statement
----------------------------

1. Beginning of Registration Statement and     Cover Page; Cross Reference Sheet
   Outside Front Cover Page of Prospectus

2. Beginning and Outside Back Cover Page of    Table of Contents
   Prospectus

3. Synopsis and Risk Factors                   Synopsis; Principal Risk Factors

4. Information about the Transaction           Synopsis; Approval of the Merger;
                                               Capitalization Table; Difference
                                               Between Operations of SST as an
                                               Open-End and Closed-End
                                               Investment Company; Exhibit A

5. Information about the Registrant            Synopsis; Comparison of
                                               Investment Objectives, Policies
                                               and Techniques of the Funds;
                                               Principal Risk Factors; Legal
                                               Proceedings; Miscellaneous.

6. Information about the Company               Synopsis; Comparison of
   Being Acquired                              Investment Objectives, Policies
                                               and Techniques of the Funds;
                                               Principal Risk Factors;
                                               Miscellaneous.

7. Voting Information                          Synopsis; Approval of the Merger;
                                               Information concerning the
                                               Meetings.

8. Interest of Certain Persons and             Not Applicable.
   Experts

9. Additional Information Required for         Not Applicable.
   Reoffering by Persons Deemed to be
   Underwriters

                    N-14                              LOCATION IN
                  ITEM NO.                       REGISTRATION STATEMENT
                  --------                       ----------------------
Part B: Information Required
in Statement of Additional Information
--------------------------------------

10. Cover Page                                 Cover Page

11. Table of Contents                          Item 11. Table of Contents

12. Additional Information about the           Item 12. Additional Information
    Registrant                                 about the Registrant

13. Additional Information about the           Item 13. Additional Information
    Company Being Acquired                     about the Company Being Acquired.

14. Financial Statements                       Item 14. Financial Statements


Part C: Other Information
-------------------------

15. Indemnification                            Item 15. Indemnification

16. Exhibits                                   Item 16. Exhibits

17. Undertakings                               Item 17. Undertakings


                        STEADMAN AMERICAN INDUSTRY FUND
                            STEADMAN ASSOCIATED FUND
                            STEADMAN INVESTMENT FUND
                      STEADMAN TECHNOLOGY AND GROWTH FUND

                                JULY ____, 1997

DEAR SHAREHOLDER:

    ENCLOSED IS A PROXY STATEMENT AND PROSPECTUS AND A MORE DETAILED SHAREHOLDER LETTER CONCERNING A PROPOSED MERGER OF: STEADMAN AMERICAN INDUSTRY FUND ("SAIF"), STEADMAN INVESTMENT FUND ("SIF"), AND STEADMAN TECHNOLOGY AND GROWTH FUND ("STGF") INTO STEADMAN ASSOCIATED FUND, WHICH WILL BE RENAMED

                         STEADMAN SECURITY TRUST ("SST")

    THE MERGER WILL BE ACCOMPLISHED BY EXCHANGING SAIF, SIF AND STGF SHARES ON A PRO RATA BASIS FOR SHARES OF SST. THEREAFTER, FOLLOWING THE APPROVAL OF THE SST SHAREHOLDERS AT THE MEETING, SST WILL OPERATE AS A SINGLE CLOSED-END FUND.

    CONSOLIDATION OF THE FOUR FUNDS WILL POTENTIALLY RESULT IN LOWER OPERATING EXPENSES. A MANAGEMENT ANALYSIS ESTIMATES THAT MERGING THE FOUR OPEN-END FUNDS INTO ONE CLOSED-END FUND SHOULD PERMIT THE FUNDS, WHEN MERGED AND OPERATING AS A CLOSED-END FUND, TO REDUCE ANNUAL OPERATING COSTS FROM ABOUT $1,322,000 TO $684,000. EVEN THOUGH THE MERGER AND CONVERSION WILL NOT ENSURE THAT THE COMBINED SST WILL BE PROFITABLE, THE TRUSTEES BELIEVE IT HAS A BETTER OPPORTUNITY FOR EARNINGS THAN CONTINUING WITH FOUR FUNDS SEPARATELY. THE TRUSTEES ANTICIPATE THAT AFTER THE MERGER, OPERATING EXPENSES MAY EXCEED INCOME AND IN ORDER TO OPERATE PROFITABLY, SST WILL HAVE TO RELY UPON CAPITAL APPRECIATION, IF ANY. SST HAS APPLIED TO BE LISTED ON THE CHICAGO STOCK EXCHANGE, PENDING COMPLIANCE WITH THE LISTING REQUIREMENTS, AND IF NOT LISTED ON THE CHICAGO STOCK EXCHANGE, SHARES OF THE NEW SST MAY TRADE IN THE OPEN MARKET. HOWEVER, A MARKET MAY NOT DEVELOP IN WHICH CASE IT MAY BE VERY DIFFICULT TO SELL YOUR SHARES. MANAGEMENT HAS BEEN UNABLE TO LOCATE ANY BROKER-DEALERS WHO WILL AGREE TO ACT AS MARKET-MAKERS FOR SST SHARES.

    REDEMPTION--THIS MAY BE A SHAREHOLDER'S LAST CHANCE TO REDEEM SHARES AT NET ASSET VALUE AND A SHAREHOLDER WHO WANTS TO REDEEM SHARES MUST DO SO BEFORE THE EFFECTIVE DATE OF THE MERGER OR THE OPPORTUNITY WILL BE LOST FOR AT LEAST FIVE YEARS.

    MARKET FOR FUND SHARES - A SHAREHOLDER WHO DOES NOT REDEEM BEFORE THE MERGER PROBABLY WILL NOT BE ABLE TO SELL SHARES, BECAUSE MANAGEMENT DOES NOT ANTICIPATE THAT A MARKET WILL DEVELOP FOR SST SHARES; AND IF A MARKET DOES DEVELOP, SST SHARES

WILL PROBABLY TRADE AT A SUBSTANTIAL DISCOUNT FROM NET ASSET VALUE.

    POSSIBLE REDUCTION IN FUND SIZE--THE COMBINED ASSETS OF THE FUNDS MAY CONTINUE TO SHRINK AFTER THE MERGER BECAUSE THE TRUSTEES ANTICIPATE THAT SST'S OPERATING EXPENSES MAY EXCEED SST'S INCOME.

    SHAREHOLDERS SHOULD UNDERSTAND THAT A CLOSED-END FUND PROVIDES NO RIGHT OF REDEMPTION OF INDIVIDUAL SHARES AT NET ASSET VALUE AS DO OPEN-END FUNDS, AND THEY MAY SUFFER SUBSTANTIAL LOSSES UPON THE SALE OF THEIR SHARES IN THE OPEN MARKET. SST, HOWEVER, WILL PROVIDE SHAREHOLDERS WITH THE ONE-TIME OPPORTUNITY TO REDEEM THEIR SHARES AT NET ASSET VALUE FOR A THIRTY-DAY PERIOD, COMMENCING ON THE FIFTH ANNIVERSARY DATE OF THE MERGER. FUTURE NET ASSET VALUE WILL LIKELY DIFFER FROM THE NET ASSET VALUE SHAREHOLDERS WOULD RECEIVE IF THEY REDEEMED SHARES PRIOR TO THE MERGER. SHAREHOLDERS SHOULD READ THE ENCLOSED PROXY STATEMENT AND PROSPECTUS CAREFULLY, PAYING PARTICULAR ATTENTION TO FUND EXPENSES, FUND PERFORMANCE AND THE MARKET FOR SST SHARES AFTER THE MERGER.

    SHAREHOLDERS WHO DO NOT WISH TO PARTICIPATE IN THE MERGER CAN EITHER REDEEM THEIR SHARES OR VOTE "NO" ON THE ENCLOSED PROXY.

    THE TRUSTEES OF EACH OF THE FOUR FUNDS UNANIMOUSLY RECOMMEND SHAREHOLDER APPROVAL OF THIS MERGER PROPOSAL AND CONVERSION TO A CLOSED-END FUND AND THE RATIFICATION OF THE SELECTION OF REZNICK FEDDER & SILVERMAN TO SERVE AS INDEPENDENT AUDITORS TO EXAMINE THE FINANCIAL STATEMENTS OF EACH OF THE FUNDS FOR THE CURRENT FISCAL YEAR AND SST AFTER COMPLETION OF THE MERGER. THE SST TRUSTEES ALSO UNANIMOUSLY RECOMMEND THAT THE SST SHAREHOLDERS ELECT THE PERSONS NOMINATED TO SERVE AS TRUSTEES, AND RATIFY AND CONFIRM THE AMENDED AND RESTATED TRUST INDENTURE OF SST AND TO CHANGE SST'S FUNDAMENTAL INVESTMENT POLICY.

    PLEASE REVIEW THE ATTACHED MATERIALS CAREFULLY AND RETURN YOUR PROXY AS SOON AS POSSIBLE.

                              FOR THE BOARD OF TRUSTEES
                                        OF
                              STEADMAN AMERICAN INDUSTRY FUND
                              STEADMAN ASSOCIATED FUND
                              STEADMAN INVESTMENT FUND
                              STEADMAN TECHNOLOGY AND GROWTH FUND



                              Charles W. Steadman
                              Chairman of the Boards of Trustees
                              and President

                             To the Shareholders of:

                        STEADMAN AMERICAN INDUSTRY FUND
                            STEADMAN ASSOCIATED FUND
                            STEADMAN INVESTMENT FUND
                      STEADMAN TECHNOLOGY AND GROWTH FUND


                                 July ___, 1997

Dear Shareholder:

    We are pleased to invite you to the Special Meetings of Shareholders of Steadman American Industries Fund, Steadman Associated Fund, Steadman Investment Fund and Steadman Technology and Growth Fund. The meetings are scheduled to be held on ______________, 1997, at 9:30 a.m., Washington, D.C. time, at
____________________________Hotel, Washington, D.C. 2000? (the "Special
Meeting").

    At these Special Meetings, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Steadman American Industry Fund, Steadman Investment Fund and Steadman Technology and Growth Fund (the "Merging Funds") will merge into Steadman Associated Fund, which will be renamed the "Steadman Security Trust" ("SST"). Immediately prior to the Merger, SST will effect a reverse stock split so that each ten shares of SST will be converted into one SST share after the reverse split. Shareholders of the Merging Funds will receive shares of SST on a pro rata basis in exchange for their shares of the Merging Funds. Upon the completion of the merger and following the approval of SST shareholders at the Special Meeting, SST will become a closed-end investment company.

    Redemption--This may be a shareholder's last chance to redeem shares at net asset value and a shareholder who wants to redeem shares must do so before the effective date of the merger or the opportunity will be lost for at least five years.

    Market for Fund Shares--A shareholder who does not redeem before the merger probably will not be able to sell shares, because management does not anticipate that a market will develop for SST shares; and if a market does develop, SST shares will probably trade at a substantial discount from net asset value.

    Possible Reduction in Fund Size--The combined assets of the Funds may continue to shrink after the merger because the Trustees anticipate that SST's operating expenses may exceed SST's income.

    THE REORGANIZATION WILL PROVIDE SHAREHOLDERS WITH POTENTIAL ECONOMIES:

          1. Potential Lower Operating Costs. Operating costs of SST as a closed-end fund on a post-merger basis will be reduced substantially from the aggregate expense of operating the Merging Funds and SST separately. The merger will enable SST to use its assets more effectively. Because of the Merger and the resulting reduction in the number of shareholder accounts, Fund accounting fees, stock transfer costs, and other shareholder service expenses will be reduced significantly. By converting to a closed-end fund, SEC requirements for daily determination and reporting of net asset values will be eliminated, as well as the need for annual securities registration with the states. Management of the Funds believes that annual operating costs will be reduced principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing expenses, and custodian fees. Management estimates that SST's annual operating expenses will be approximately $684,000 or about $638,000 lower than current total expenses of the four Funds. The estimated reduction in operating costs cannot guarantee profitable operation of SST.

          2. Potential Lower Expense Ratio. The Trustees expect the merger to reduce the expense ratio of SST. However, there can be no assurance that reductions in expenses will result in profitable operations for SST.

          3. Fully Invested Portfolio With Longer Term View. After the merger, SST will operate as a closed-end investment company whose shares are bought and sold in market transactions. Stockholders will not have a right of redemption except during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed their shares prior to the Merger. In the past, each Fund has kept a prudent portion of its portfolio in cash or lower-yielding liquid assets to meet the potential demand for redemptions. Upon consummation of the Merger and the conversion of SST to a closed-end status, SST will be able to more effectively use portfolio funds that would otherwise have been invested in cash or lower-yielding securities that could be readily liquidated. Upon consummation of the Merger, SST will be able to invest these funds with a longer-term view without having to be concerned about the possibility of liquidating a position at an inopportune moment solely to meet redemption requests thereby creating a higher return on investments for SST. SST has applied to be listed on the Chicago Stock Exchange, subject to compliance with the listing requirement, and it is contemplated that if SST shares are not listed on the Chicago Stock Exchange, SST shares will be traded in the over-the-counter market. However, there can be no assurance that a market will develop for SST shares in which case it may be very difficult to sell your shares. Management has been unable to locate any broker-dealer who will agree to act as market makers for SST shares. Closed-end funds typically trade at substantial discounts from their net asset values. Consequently, SST shareholders could suffer substantial losses if they elect to sell their shares when the SST market price is below net asset value.

          4. Tax Aspects. The reverse stock split will constitute a recapitalization of SST for tax purposes, but the merger will not qualify as a tax-deferred reorganization under the Internal Revenue Code. Shareholders of SAIF, SIF and STGF will recognize gain or loss equal to the difference between the tax bases of their SAIF, SIF or STGF shares surrendered by them in the merger and the fair market value of the SST shares they receive in the exchange. In many cases, the result may be a tax loss rather than a tax gain, but each shareholder must calculate individually their own gain or loss. Such gain or loss will be capital gain or loss for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. SAIF, SIF and STGF will be treated for federal income tax purposes as if they had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had then liquidated. SAIF, SIF and STGF will be able to offset any net gain from this deemed asset sale with their respective capital loss and net operating loss carryovers. The Trustees anticipate that there will be sufficient loss carryovers to offset any net gain recognized by SAIF, SIF or STGF in the merger. SST will not be taxable as a result of the deemed asset sale, nor will its shareholders. Any capital loss and net operating loss carryovers of SAIF, SIF and STGF not used to offset their net gain in the merger will expire. SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against ordinary income and capital gains to eliminate or reduce SST's post-merger taxable income. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits.

    The attached Joint Proxy Statement and Prospectus has been prepared to give you detailed information about this reorganization.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

    We appreciate your continued support and confidence in our funds.

                                   FOR THE BOARDS OF TRUSTEES
                                             OF
                                   STEADMAN AMERICAN INDUSTRY FUND
                                   STEADMAN ASSOCIATED FUND
                                   STEADMAN INVESTMENT FUND
                                   STEADMAN TECHNOLOGY AND GROWTH FUND




                                   Charles W. Steadman
                                   Chairman of the Boards of Trustees
                                   and President

                    STEADMAN AMERICAN INDUSTRY FUND
                      STEADMAN ASSOCIATED FUND
                      STEADMAN INVESTMENT FUND
                   STEADMAN TECHNOLOGY AND GROWTH FUND
                         1730 K Street, N.W.
                        Washington, D.C. 20006
                            1-800-424-8570

                NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                       To Be Held __________, 1997

To the Shareholders:

    Notice is hereby given of Special Meetings of the Shareholders of Steadman American Industry Fund ("SAIF"), Steadman Associated Fund ("SAF"), Steadman Investment Fund ("SIF") and Steadman Technology and Growth Fund ("STGF"), each is currently an open-end, investment company (together the "Funds"). The
meetings will be held at       Hotel, Washington, D.C. 2000?, at 9:30 a.m.,
Washington, D.C. time, on       , 1997, and any adjournments thereof (the
"Meetings"), for the following purposes:

    1. FOR THE SHAREHOLDERS OF ALL OF THE FUNDS:

    (a) To consider and act upon a proposal to approve the Agreement and Plan of Merger dated as of May 2, 1997 (the "Merger Agreement") by and among SAIF, SAF, SIF and STGF whereby SAIF, SIF and STGF will merge into SAF (the "Merger"), which will be renamed Steadman Security Trust ("SST"); and

    (b) To consider and act upon a proposal to ratify the selection of Reznick Fedder & Silverman as independent auditors of each Fund and SST after the Merger.


    2. SOLELY FOR THE SHAREHOLDERS OF SAF:

    (a) To elect three Trustees for terms of unlimited duration; and

    (b) To consider and act upon a proposal to ratify and confirm the Amended and Restated Trust Indenture of SST as of May 2, 1997, which provides, among other things, for the change from an open-end to a closed-end investment company and to change SST's fundamental investment policy from capital growth to current income.

    Execution of a proxy in the form enclosed also permits the proxy holder to vote, in their discretion, upon such other matters that may come before the Meeting or any adjournment thereof. As of the date of mailing, the Trustees of the Funds are not aware of any other matters that may come before the Meeting.

    The Merger is more fully described in the accompanying Proxy Statement and Prospectus. A copy of the Merger Agreement is attached as Exhibit A thereto. Shareholders of record of SAIF, SAF, SIF and STGF at the close of business on
      , 1997 are entitled to notice of, and to vote at, the Meetings. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Trustees of each of SAIF, SAF, SIF and STGF unanimously recommend a vote in favor of the Merger and for ratification of the selection of Reznick Fedder & Silverman as independent auditors to examine the financial statements of each of the Funds for the current fiscal year and for SST after the completion of the Merger. The Trustees of SST also unanimously recommend that the SST shareholders elect the persons nominated to serve as Trustees, and ratify and confirm the Amended and Restated Trust Indenture of SST and the change in SST's fundamental investment policy.

        WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                           BY ORDER OF THE BOARDS OF TRUSTEES,

                                           MAX KATCHER, SECRETARY

                                           July       , 1997


                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on the enclosed proxy card; please date and sign the card and return it in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" each applicable proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing your proxy card promptly so that a quorum may be ensured. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.

                QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGER

1. What is the Merger?



    The Merger proposes to combine four separate funds into a single closed-end investment company, the Steadman Associated Fund ("SAF"), whose name will change to Steadman Security Trust ("SST"). Fund shares no longer will be sold or redeemed by SST on a request basis, but will be sold to other investors in market transactions. Management has filed an application to list SST shares on the Chicago Stock Exchange and expects SST shares will be traded on that exchange, if accepted for listing, or in the over-the-counter market; although it cannot ensure that a market will develop for these shares in which case it may be very difficult to sell your shares. Management has been unable to locate any broker-dealers who will agree to act as market makers for the SST shares. Additionally, SST shareholders who wish to sell their shares may suffer losses from the Fund's net asset value upon their sale in the over-the-counter market due to the discount from net asset value at which closed-end funds usually trade, and the potential limited market for Fund shares, if any. Shareholders will have a one-time opportunity to redeem their shares at net asset value during a thirty-day period, commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed their shares prior to the Merger.



    The number of shares of SST issued to shareholders of SAIF, SIF and STGF will be determined on the basis of relative net asset values of SST and each of the other funds. Immediately prior to the merger, SST will declare a reverse stock split of ten to one so that each ten outstanding shares of SST will become one share of the SST. The value of the new 10-to-1 shares of SST issued to shareholders of the other funds as a result of the Merger will be equal to the value of shares they held in the other funds on the day before the closing date of the Merger. Shareholders of SST will continue to hold the same number of shares before and after the Merger.

2. What are the reasons for the Merger?

    After a detailed study of the operations of SAIF, SAF, SIF and STGF, the Trustees concluded that the Merger would create substantial cost savings and other economies and would provide shareholders with important benefits:


    A. Potential Lower Operating Costs. Operating costs of SST as a closed-end fund on a post-merger basis will be reduced substantially from the aggregate costs of operating four funds separately. The Merger will enable SST to use its assets more effectively and increase shareholder value. Because of the Merger and the resulting reduction in the number of shareholder accounts, Fund accounting fees, stock transfer costs, and other shareholder service expenses will be reduced significantly. By converting to a closed-end fund, SEC requirements for daily determination of net asset values will be eliminated, as well as the need for annual securities registration with the states. The Trustees believe that annual operating costs will be reduced principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing fees, and custodian fees. Management estimates that SST annual operating expenses will be about $684,000 or $638,000 lower than total expenses of the current four

Funds, approximately $1,322,000. The estimated reduction in operating expenses cannot guarantee profitable operation of SST.

    B. Potential Lower Expense Ratio. The annual operating expenses for each of the Funds as a percentage of average net assets at June 30, 1997 were as follows: SAIF--31.44%, SAF- 12.18%, SIF-15.81%, and STGF- 41.84%. The Trustees expect the Merger to reduce the expense ratio of SST. If the Merger had taken place on June 30, 1997, the Trustees believe that as a result of anticipated savings, the pro forma combined expense ratio of SST would have been 15.89% of net assets at that date. There can be no assurance, however, that reductions in expenses will result in profitable operations, and it is anticipated that operating expenses of SST after the Merger may exceed net operating income of SST before taking into account capital appreciation, if any.

    C. Fully Invested Portfolio With Longer Term View. After the merger, SST will operate as a closed-end investment company whose shares are bought and sold in market transactions. Stockholders will not have a right of redemption except during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed their shares prior to the Merger. In the past, each Fund has kept a prudent portion of its portfolio in cash or lower-yielding liquid assets to meet the potential demand for redemptions. Upon consummation of the Merger and the conversion of SST to a closed-end status, SST will be able to more effectively use portfolio funds that would otherwise have been invested in cash or securities that could be readily liquidated. Upon consummation of the Merger, SST will be able to invest these funds with a longer-term view without having to be concerned about the possibility of liquidating a position at an inopportune moment solely to meet redemption requests thereby creating a higher return on investments for SST. SST has applied to be listed on the Chicago Stock Exchange, subject to compliance with the listing requirement, and it is contemplated that if SST shares are not listed on the Chicago Stock Exchange, SST shares will be traded in the over-the-counter market. However, there can be no assurance that a market will develop for SST shares in which case it may be very difficult to sell your shares. Management has been unable to locate any broker-dealer who will agree to act as market makers for SST shares. Closed-end funds typically trade at substantial discounts from their net asset values. Consequently, SST shareholders could suffer substantial losses if they elect to sell their shares when the SST market price is below net asset value.

    D. Tax Aspects. The ten to one reverse stock split of SST will be a recapitalization of SST for federal income tax purposes, but the Merger will not qualify as a tax-deferred reorganization under the Internal Revenue Code. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. Shareholders of SAIF, SIF and STGF will recognize gain or loss equal to the difference between the tax bases of their SAIF, SIF or STGF shares surrendered by them in the Merger and the fair market value of the SST shares they receive in the exchange. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be performed individually and shareholders are encouraged to consult with their own tax advisor. SAIF, SIF and STGF will be treated for federal income tax purposes as if they had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had then liquidated. SAIF, SIF and STGF will be able to offset any net gain from this deemed asset sale with their respective capital loss and net operating loss carryovers. The Trustees anticipate that there will be sufficient loss carryovers to offset any net gain recognized by SAIF, SIF or STGF in the Merger. SST will not recognize any gain or loss as a result of the deemed asset sale, nor will its shareholders. Any capital loss and net operating loss carryovers of SAIF, SIF and STGF not used to offset their net recognized gain in the Merger will expire. SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against ordinary income and capital gains to eliminate or reduce SST's post-Merger taxable income. Management estimates that after the Merger, a maximum of $4,648,795 of net operating losses and a maximum of $1,109,769 of capital loss carryovers will be available to be used by SST based upon June 30,1996 financial statements. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses which may be used by SST in any one year will be limited to $258,396. In addition, other transactions subsequent to the Merger could result in a change in the ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits in full.


3. Who is paying the expenses of the Merger?

    Each of the Funds will bear its proportionate share of the expenses of the Merger of the Funds and the conversion of SST to a closed-end fund. It is anticipated that the expenses of the Merger, which include, but are not limited to, legal and accounting fees and expenses, printing, postage, and mailing expenses for over 18,500 shareholder accounts, state blue-sky and SEC filing fees, expenses relating to electronic filing with the SEC, and Chicago Stock Exchange listing fees, will approximate $393,000, which will lower the net asset value of SST by that sum upon consummation of the Merger.


4. Who will serve as Trustees of SST?

    Charles W. Steadman, Dr. Paul A. Bowers and Vice Admiral John T. Hayward USN (Ret.) will continue to serve as Trustees along with Paul F. Wagner, William Mark Crain and Richard O. Haase, who have been nominated for election at the shareholders' meeting.

    5. Who will serve as Investment Advisor to SST?

    Steadman Security Corporation is the current investment advisor to each of the funds. It will serve as the investment advisor to SST.

    6. Where can I get further information about SST?

    Call SST at 1-800-424-8570. The Steadman Security Corporation will be pleased to furnish any additional information that you want.

7. After the Merger, whom do I get in touch with about my new SST account or to initiate a transaction?

    Once the Merger is effective, you will be a shareholder of SST. You will be able to initiate a transaction to buy or sell shares through your representative at your registered broker-dealer, as it is expected that shares of SST will be traded in the over-the-counter market; however, there can be no assurance that a market will develop for shares of SST.

8. Will this Merger result in any tax liability to any of the funds or to me as a shareholder?

    The Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. The transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. The Trustees believe that the capital loss and net operating loss carryovers of SAIF, SIF and STGF will be sufficient to offset any net gain of those entities recognized in the Merger. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of the SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be determined individually.

    Shareholders of the funds should consult their tax advisors regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing relates only to federal income tax consequences of the Merger, shareholders should also consult their tax advisors as to state and local tax consequences, if any.

9. When can I redeem my shares?

    Shareholders may redeem their shares in each of the Funds at net asset value at any time prior to the completion of the Merger by following Fund procedures. Call 1-800-424-8570 to redeem your shares or for more information pertaining to the redemption of your shares. Once the Merger is completed shareholders will have a one-time opportunity to redeem their shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger.

    Shareholders are directed to read the accompanying Proxy Statement and Prospectus for further information about the Merger and related matters. Additional information about SST is set forth in its accompanying Proxy Statement and Prospectus.

                        STEADMAN AMERICAN INDUSTRY FUND
                            STEADMAN ASSOCIATED FUND
                            STEADMAN INVESTMENT FUND
                      STEADMAN GROWTH AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
1730 K Street, N.W.                                               1-800-424-8570
Washington, D.C. 20006                                              202-233-1000

                                PROXY STATEMENT
                                      AND
                                   PROSPECTUS

    This Proxy Statement and Prospectus is furnished to shareholders of Steadman American Industry Fund ("SAIF"), Steadman Associated Fund ("SAF"), Steadman Investment Fund ("SIF") and Steadman Growth and Technology Fund ("STGF") (individually referred to herein as "Fund" and collectively referred to as "Funds") in connection with the solicitation by the Board of Trustees of each of the Funds ("Trustees") of proxies to be used at Special Shareholders' Meetings.
The meetings will be held at       Hotel, Washington, D.C. 2000? at 9:30 a.m.,
Washington, D.C. time, on       , 1997, as well as any adjournments thereof (the
"Meetings"). Each of the Funds is currently a non-diversified, registered open-end investment company. This Proxy Statement and Prospectus will be mailed to
shareholders of the Funds on or about July       , 1997.

    At the Meetings, shareholders will be asked to consider and vote upon approval of the Agreement and Plan of Merger, dated as of May 2, 1997 (the "Merger Agreement") by and among SAIF, SAF, SIF and STGF (the "Merger"). The Merger Agreement provides for the merger of SAIF, SIF and STGF with and into SAF, which will be renamed Steadman Security Trust ("SST") and with the approval of the SST shareholders which will be sought at the Meeting, SST will change from an open-end investment company to a closed-end investment company and change its fundamental investment policy from capital growth to current income. As a result of the proposed Merger, each shareholder of SAIF, SIF and STGF will receive that number of SST shares equal in value to that shareholder's pro rata interest in the net assets transferred to SST, as of the Valuation Date (as defined in the Merger Agreement). The proposed Merger provides that immediately prior to the effective date of the Merger, SST will effect a reverse split of its shares so that each ten shares issued and outstanding will be converted to one share of the Fund. The shareholders of SAF, which will become SST, will continue to hold the same number of shares before and after the Merger. The reverse stock split will constitute a tax-free recapitalization of SST, but the Merger will not qualify as a tax deferred reorganization for federal income tax purposes for SAIF, SIF, STGF or their respective shareholders. See "Approval of the Merger--Tax Aspects of the Merger."

    REDEMPTION--THIS MAY BE A SHAREHOLDER'S LAST CHANCE TO REDEEM SHARES AT NET ASSET VALUE AND A SHAREHOLDER WHO WANTS TO

REDEEM SHARES MUST DO SO BEFORE THE
EFFECTIVE DATE OF THE MERGER OR THE OPPORTUNITY WILL BE LOST FOR AT LEAST FIVE YEARS.

    MARKET FOR FUND SHARES - A SHAREHOLDER WHO DOES NOT REDEEM BEFORE THE MERGER PROBABLY WILL NOT BE ABLE TO SELL SHARES, BECAUSE MANAGEMENT DOES NOT ANTICIPATE THAT A MARKET WILL DEVELOP FOR SST SHARES; AND IF A MARKET DOES DEVELOP, SST SHARES WILL PROBABLY TRADE AT A SUBSTANTIAL DISCOUNT FROM NET ASSET VALUE.

    POSSIBLE REDUCTION IN FUND SIZE--THE COMBINED ASSETS OF THE FUNDS MAY CONTINUE TO SHRINK AFTER THE MERGER BECAUSE THE TRUSTEES ANTICIPATE THAT SST'S OPERATING EXPENSES MAY EXCEED SST'S INCOME.


    To simplify references herein, SAF in most cases will generally be referred to as Steadman Security Trust (or "SST") which will be its post-merger name.


    As of the date of this Prospectus, SST had 5,768,038 shares of a single class issued and outstanding pursuant to an Amended and Restated Trust Indenture, dated May 2, 1997 ("Trust Indenture"). The Trust Indenture provides for the issuance of an unlimited number of shares. The Merger Agreement contemplates as a condition precedent to the effectiveness of the Merger that the shareholders of SST will approve the change of SST from an open-end investment company to a closed-end investment company. Accordingly, the shares to be issued upon the effectiveness of the Merger will not be "redeemable securities" as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended (the "1940 Act"). Shareholders will be able to purchase and sell shares of SST in market transactions through their representative at their registered broker/dealer and may incur a brokerage cost on the sale of shares. There are no assurances that an adequate and liquid market for Fund shares will develop upon consummation of the Merger and to date, the Fund's management has been unable to obtain broker-dealers who will agree to act as market makers for Fund shares, in which case it may be very difficult to sell SST shares. Further, it is anticipated that Fund shares will sell at a substantial discount from their net asset value. As a result, shareholders who wish to sell shares of SST after the Merger could suffer substantial losses and possibly may not be able to sell their shares unless an appropriate market develops. Also, they may only be able to sell such shares at a greater discount than the discounts at which most closed-end fund shares are sold.

    It is anticipated that operating expenses of SST after the Merger may exceed net operating income of the Fund before taking into account capital appreciation, if any.

    The primary investment objective of three of the Funds, SAIF, STGF and SST, is substantially the same--capital growth through the utilization of a broad range of investment vehicles and techniques including, but not limited to, the purchase and sale of put and call options. The realization of current income is secondary to each fund's efforts in pursuing its goal of capital appreciation. However, the current primary objective of the fourth Fund, SIF, is to seek current income, and secondarily to maximize total return but only consistent with its primary objective. Upon the consummation of the Merger, the new investment policy of SST will be to seek current income and secondarily to maximize the total return but only to the extent consistent with the primary objective. All of the Funds currently employ the same investment management techniques. See "Investment Objectives and Policies."


    SST has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 (the "Registration Statement") relating to the registration of shares of SST to be offered to the shareholders of SAIF, SIF and STGF pursuant to the Merger Agreement. This Proxy Statement and Prospectus relating to the Merger also constitutes a Prospectus of SST filed as part of such Registration Statement. Information contained or incorporated by reference herein relating to SST has been prepared by and is the responsibility of SST. Information contained or incorporated by reference herein relating to the SAIF, SIF or STGF has been prepared by and is the responsibility of the respective Fund.

    This Proxy Statement and Prospectus sets forth certain information about SST and the other Funds that a prospective investor should know before voting on the Merger. The following documents are available without charge upon written request to Steadman Security Company, 1730 K Street, N.W., Washington, D.C. 20006 or by calling the following toll free number 1-800-424-8570: Annual Reports, dated June 30, 1996 for each of the Funds: SAIF, SAF, SIF and STGF.

    Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

    A Statement of Additional Information, dated the date of this Prospectus, relating to the proposed transactions described in this Proxy Statement and Prospectus, has been filed with the SEC and is incorporated by reference herein. Copies of this Statement of Additional Information may be obtained without charge by contacting Steadman Security Corporation ("SSC") at 1730 K Street, N.W., Washington, D.C. 20006 or calling SSC toll free at 1-800-424-8570.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    This Proxy Statement and Prospectus is dated July       , 1997.

                               TABLE OF CONTENTS

                         PROXY STATEMENT AND PROSPECTUS


AGREEMENT AND PLAN OF MERGER..........................................................          7

SYNOPSIS..............................................................................          7
  Parties to the Merger...............................................................          7
  The Merger..........................................................................          7
  Change to a Closed-End Fund.........................................................          9
  Tax Consequences of the Merger......................................................         10
  Investment Objectives and Policies..................................................         10
  Investment Advisory Fee.............................................................         11
  Purchases of Shares in the Funds....................................................         11
  Chicago Stock Exchange..............................................................         11
  Redemptions.........................................................................         11

PRINCIPAL RISK FACTORS................................................................         12
  Performance of the Funds............................................................         12
  Market For Shares of SST After the Merger...........................................         12
  Redemption by States................................................................         13
  Anti-Takeover Provisions............................................................         13
  Absence of Dividends................................................................         14
  Investment Management Techniques....................................................         14
  Non-Diversified Status..............................................................         14
  Closed-End Investment Company--No Redemption Rights.................................         15
  Borrowing Policy-Issuance of Senior Securities......................................         15
  Expense Ratios......................................................................         16
  Utilization of Tax Loss Carry Forwards..............................................         16
  Non-Qualification of Merger for Tax Deferral........................................         17
  Non-Qualification as a Regulated Investment Company for Tax Purposes................         17

DIFFERENCE BETWEEN OPERATIONS OF SST AS ANOPEN-END AND CLOSED-END INVESTMENT
  COMPANY.............................................................................         17
  Amendment to SST Declaration of Trust...............................................         18
  Acquisition and Disposition of Shares...............................................         18
  Voting Rights.......................................................................         19
  Determination of Net Asset Value....................................................         19
  Portfolio Management................................................................         20
  Blue Sky Restrictions...............................................................         20
  Senior Securities...................................................................         20

APPROVAL OF THE MERGER................................................................         21
  Background..........................................................................         21

  The Merger..........................................................................         21
  Trustee Approval of the Merger......................................................         22
  Tax Aspects of the Merger...........................................................         24

CAPITALIZATION TABLE (UNAUDITED)......................................................         26

COMPARATIVE FEE TABLES................................................................         26
  Transaction Charges.................................................................         26
  Expenses of the Funds; Pro Forma Projected Operating Expenses.......................         27
  Example.............................................................................         29

PRO FORMA FINANCIAL INFORMATION.......................................................         29

FORM OF ORGANIZATION OF THE FUNDS.....................................................         38

COMPARISON OF INVESTMENT OBJECTIVES,POLICIES AND TECHNIQUES OF THE FUNDS..............         38

CONDENSED FINANCIAL INFORMATIONOF THE FUNDS...........................................         39
  SAIF
    Management's Discussion of Performance of the Fund................................         44
  SAF
    Management's Discussion of Performance of the Fund................................         44
  SIF
    Management's Discussion of Performance of the Fund................................         45
  STGF
    Management's Discussion of Performance of the Fund................................         46

DESCRIPTION OF CAPITAL STRUCTURE OF THE FUNDSAND SHAREHOLDER RIGHTS...................         51
  Special Provisions of SST...........................................................         51
  Redemption of Shares Prior to Merger................................................         53
  Redemption of Shares After Merger...................................................         54
  Market for Shares of SST............................................................         54

MANAGEMENT OF THE FUNDS...............................................................         55

LEGAL PROCEEDINGS.....................................................................         55


SELECTION OF INDEPENDENT AUDITORS.....................................................         56

ELECTION OF TRUSTEESOF STEADMAN ASSOCIATED FUND.......................................         57
  Election of Trustees................................................................         57
  Committee and Meetings of Trustees..................................................         58
  Interested Persons..................................................................         58
  Compensation of Trustees............................................................         58
  Officers of SST.....................................................................         59

RATIFICATION OF AMENDED AND RESTATEDTRUST INDENTURE OF STEADMAN SECURITY TRUST........         59
INFORMATION CONCERNING THE MEETINGS...................................................         60
  The Meetings........................................................................         60
  Record Date; Vote Required; Share Information.......................................         61
  Proxies.............................................................................         61
  Costs of the Solicitation and the Reorganization....................................         62

MISCELLANEOUS.........................................................................         62
  Financial Information...............................................................         62
  Public Information..................................................................         62

OTHER BUSINESS........................................................................         63
  PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION...............        B-1
  PART C: OTHER INFORMATION...........................................................        C-1


Exhibit A--Agreement and Plan of Merger, dated as of May 2, 1997, by and among Steadman American Industry Fund, Steadman Investment Fund, Steadman Growth and Technology Fund and Steadman Security Trust

Exhibit B--Amended and Restated Trust Indenture of Steadman Security Trust
         (formerly, Steadman Associated Fund) and Declaration of Trust with Amendments through May 2, 1997.

                          AGREEMENT AND PLAN OF MERGER

                                    SYNOPSIS

    Following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. It presents key considerations to assist shareholders of SAIF, SAF, SIF and STGF in determining whether to approve the Merger. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and the Exhibits hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Exhibits hereto in their entirety.

PARTIES TO THE MERGER

    Each of the Funds, SAIF, SIF, STGF and SST is a common law trust, domiciled in the District of Columbia. Each is currently a non-diversified open-end investment company; however, a required condition of the Merger is that the shareholders of SAF (which will become SST) must approve its change from an open-end investment company to a closed-end investment company. After this change, the SST shares will not be "redeemable securities" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, shareholders of SST after the Merger will be able to liquidate their investment through sales on the Chicago Stock Exchange, if SST shares are accepted for listing, or in the over-the-counter market, if a market develops. In such case, the shareholder may incur a brokerage cost on the sale of shares. However, SST will provide shareholders with a one-time opportunity to redeem their shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed shares prior to the Merger. Management has been unable to locate any broker-dealers who will agree to act as market maker for SST shares; and accordingly there can be no assurance that a market will develop or at what price SST shareholders would be able to liquidate their investment in SST.


THE MERGER

    The Merger Agreement provides for the merger of SAIF, SIF and STGF into SAF, which will be named SST. Each shareholder of SAIF, SIF and STGF will receive that number of SST shares equal in value to his pro rata interest in the net assets transferred to SST as of the Valuation Date (as defined in the Merger Agreement). Cash will be paid in lieu of fractional shares. The Merger Agreement provides that immediately prior to the effective date of the Merger SST will effect a reverse stock split so that each ten shares issued and outstanding will be converted into one share of the Fund.


    The Trustees of each Fund, including Trustees who are not "interested persons" of the Fund (the "Independent Trustees"), as that term is defined in the 1940 Act, have concluded that the Merger is in the best interests of each of the Funds and their shareholders. They also believe that the interests of existing shareholders will not be diluted as a result of the Merger except for expenses of the Merger and for conversion of SST into a closed-end fund, which will be shared proportionately by the Funds. The Trustees unanimously recommend approval of the Merger by the shareholders of each Fund.


    The Trustees' recommendation is based on the following conclusions:


    First, operating costs of the Funds will be reduced substantially from the aggregate costs of operating the four funds functioning separately. However, it is anticipated that operating expenses of SST after the Merger may exceed net operating income of the Fund before taking into account capital appreciation, if any. The Merger may enable SST to use its assets more effectively and increase shareholder value. Fund accounting fees, stock transfer costs, and other shareholder service expenses will be reduced significantly. By converting to a closed-end fund, SEC requirements for daily determination of net asset values will be eliminated, as well as the need for annual securities registration with the states. The Trustees believe that annual operating costs will be reduced principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing expenses, and custodian fees. Management of the Funds estimates that SST annual operating expenses will be approximately $684,000 which is $638,000 lower than total aggregate expenses of the current four Funds. The estimated reduction in operating expenses cannot guarantee profitable operation of SST.

    Second, The annual operating expenses for each of the Funds as a percentage of average net assets at June 30, 1997 were as follows: SAIF--31.44%, SAF-12.18%, SIF- 15.81% and STGF- 41.84%. The Trustees expect the Merger to reduce the expense ratio of SST. If the Merger had taken place on June 30, 1997, the Trustees believe that as a result of anticipated savings, the pro forma combined expense ratio of SST would have been 15.89%. There can be no assurance, however, that reductions in expenses will result in profitable operations, and it is anticipated that operating expenses of SST after the Merger may exceed net operating income of SST before taking into account capital appreciation, if any.

    Third, after the Merger, SST will operate as a closed-end investment company whose shares are bought and sold in market transactions. Stockholders will not have a right of redemption except during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed their shares prior to the Merger. In the past, each Fund has kept a prudent portion of its portfolio in cash or lower-yielding liquid assets to meet the potential demand for redemptions. Upon consummation of the Merger and the conversion of SST to a closed-end status, SST will be able to more effectively use portfolio funds that would otherwise have been invested in cash or securities that could be readily liquidated. Upon consummation of the Merger, SST will be able to invest these funds with a longer-term view without having to be concerned about the possibility of liquidating a position at an inopportune moment solely to meet redemption requests thereby creating a higher return on investments for SST. SST has applied to be listed on the Chicago Stock Exchange, subject to compliance with the listing requirement, and it is contemplated that if SST shares are not listed on the Chicago Stock Exchange, SST shares will be traded in the over-the-counter market. However, there can be no assurance that a market will develop for SST shares in which case it may be very difficult to sell your shares. Management has been unable to locate any broker-dealer who will agree to act as market makers for SST shares. Closed-end funds typically trade at substantial discounts from their net asset values. Consequently, SST shareholders could suffer substantial losses if they elect to sell their shares when the SST market price is below net asset value.

    Fourth, The reverse stock split of SST will constitute a recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization under the Internal Revenue Code. SST and its shareholders will not recognize any gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. Shareholders of SAIF, SIF and STGF will recognize gain or loss equal to the difference between the tax bases of their SAIF, SIF or STGF shares surrendered by them in the Merger and the fair market value of the SST shares they receive in the exchange. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be determined individually and shareholders are encouraged to consult their own tax advisor. SAIF, SIF and STGF will be treated for federal income tax purposes as if they had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had then liquidated. SAIF, SIF and STGF will be able to offset any net gain from this deemed asset sale with their respective capital loss and net operating loss carryovers. The Trustees anticipate that there will be sufficient loss carryovers to offset any net gain recognized by SAIF, SIF or STGF in the Merger. SST will not recognize any gain or loss as a result of the deemed asset sale, nor will its shareholders. Any capital loss and net operating loss carryovers of SAIF, SIF and STGF not used to offset their net gain in the Merger will expire. SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against ordinary income and capital gains to eliminate or reduce SST's post-merger taxable income. Management estimates that after the Merger, a maximum of $4,648,795 of net operating losses and a maximum of $1,109,769 of capital loss carryovers will be available to be used by SST based upon June 30,1996 financial statements. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses which may be used by SST in any one year will be limited to $258,396. Assuming that no shareholders other than the Shareholder States redeem their shares, management expects the assets of SAF to represent more than 50% of the assets of SST upon consummation of the Merger. In addition, other transactions subsequent to the Merger could result in a change in the ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. See "Approval of the Merger--Trustees Approval of the Merger" and "Tax Aspects of the Merger." If the Merger is not approved by the shareholders of each of the Funds, the Funds will continue in existence, and the Trustees of each Fund will determine whether to pursue alternative actions.

    Approval of the Merger will require the affirmative vote of a majority of the outstanding shares of each Fund, voting separately, represented in person or by proxy at the Meeting. The Trustees of each Fund recommend a vote "FOR" the Merger. See "Information Concerning the Meetings--Record Date; Vote Required; Share Information."


CHANGE TO A CLOSED-END FUND

    Each of the Funds is currently registered as an open-end investment company under the 1940 Act. The shareholders of SAF (which will be renamed SST) are being asked to approve the change to a closed-end investment company. Accordingly, if the Merger is approved, SST will be a closed-end investment company. Management expects that SAF shareholders will represent more than 50% of the total assets of SST after the Merger. However, if the Merger is not approved by the shareholders of each of the Funds, SST will not convert to closed-end status. Open-end investment companies issue redeemable securities, which can be surrendered at any time in exchange for their proportionate value of net assets. The shares of a closed-end fund are not redeemable, but they may be purchased or sold in market transactions. SST will provide shareholders with the opportunity to redeem their shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed shares prior to the Merger. See "Difference between the Operations of SST as an Open-End and Closed-End Investment Company."


TAX CONSEQUENCES OF THE MERGER


    The reverse stock split of SST will constitute a tax-free recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. The transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. The Trustees believe that the capital loss and net operating loss carryovers of SAIF, SIF and STGF will be sufficient to offset any net gain of those entities recognized in the Merger. Loss carryforwards of SAIF, SIF and STGF not utilized in the Merger will expire, but SST will be able to use its separate loss carryforwards after the Merger. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale and liquidation. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of the SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain depending upon their individual holding periods for the shares surrendered. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than a tax gain, but each shareholder's gain or loss calculation must be performed individually and shareholders are encouraged to consult with their own tax advisor.


INVESTMENT OBJECTIVES AND POLICIES


    Three of the Funds (SAIF, STGF and SST) share a common investment objective, which is capital growth through the use of a broad range of investment vehicles and techniques including, but not limited to, purchase and sale of put and call options. The realization of current income is secondary to each Fund's efforts in pursuing its goal of capital appreciation. The current primary investment objective of the fourth Fund, SIF, however, is to seek current income, and secondarily to maximize total return consistent with its primary objective. Upon the consummation of the Merger, the new investment objective of SST will be to seek current income and secondarily to maximize the total return but only to the extent consistent with its primary objective. All of the Funds employ the same investment management techniques.

    Shareholders of the Funds should consider these similarities and differences in investment objectives and policies of the Funds. See "Comparison of Investment Objectives and Techniques of the Funds."

INVESTMENT ADVISORY FEE

    Each Fund obtains investment management services from the same investment advisor, Steadman Security Corporation ("SSC"), pursuant to substantially similar investment advisory agreements. A management fee is payable to the investment advisor monthly and is computed on the net asset value of the Fund. Each Fund pays a management fee at the annual rate of 1% of the first $35 million of net assets, 0.875% of the next $35 million and $0.75% on all assets more than $70 million. Upon effectiveness of the Merger, SSC will continue to provide investment advisory services to SST pursuant to its existing Investment Advisory Agreement.

    None of the Funds has a separate service and/or distribution plan pursuant to Rule 12b-1 under the 1940 Act.

PURCHASES OF SHARES IN THE FUNDS

    SAIF, SIF and STGF have not accepted new subscriptions for shares since May, 1988. Shares of SAF were available for purchase under a Prospectus dated January, 1996 through October 31, 1996.


CHICAGO STOCK EXCHANGE

    SST has filed an application to list its shares on the Chicago Stock Exchange and has been advised that approval for listing must await completion of the Merger to assess the impact of redemptions of shares prior to the Merger as well as SST's ability to meet the Exchange's requirements for adequate annual earnings. If the SST shares are not accepted for listing in the Chicago Stock Exchange, the Trustees expect the shares to be traded in the over-the-counter market if a market develops, however, management has been unable to locate a broker-dealer who will act as a market maker in SST shares.


REDEMPTIONS


    Prior to the closing date of the Merger, shares of each Fund may be redeemed at their respective net asset values calculated after the redemption order is received and accepted. Upon completion of the Merger and the change of SST to a closed-end investment company, no shares of SST may be redeemed. It is expected that shares of SST will be traded either on the Chicago Stock Exchange, or in the over-the-counter market; however, there can be no assurance that a market will develop for shares of SST. Moreover, if shares of SST are traded, it is anticipated that shares of SST will trade at a substantial discount from their net asset value, which discount will be greater than the discount applicable to shares of most closed-end funds. Shareholders will have a one-time opportunity to redeem their SST shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed shares prior to the Merger.

                             PRINCIPAL RISK FACTORS

    In evaluating whether to approve the Merger, shareholders should carefully consider the following summary of risk factors relating to SST in addition to the other information set forth in this Proxy Statement and Prospectus.

PERFORMANCE OF THE FUNDS

    The historical performance of each of the Funds during the past ten years has been substantially less than the performance of the S&P 500 index for the same period. (See "Management's Discussion of Performance of the Funds").


    The following table shows performance of each Fund and reflects reinvestment of distributions.

                                                                                               PER SHARE    PERCENTAGE
                                                                                               NET ASSET     INCREASE
FUND                                                 BEGINNING DATE    PRICE    ENDING DATE      VALUE      (DECREASE)
---------------------------------------------------  --------------  ---------  ------------  -----------  -------------
SAIF...............................................        2/1/86    $    2.89      4/15/97    $    0.69           (76%)
SAF................................................       10/1/86    $    0.82      4/15/97    $    0.70           (15%)
SIF................................................        1/1/86    $    1.46      4/15/97    $    0.76           (48%)
STGF...............................................        1/1/86    $    5.06      4/15/97    $    0.61           (88%)


    From January 1, 1986, through April 15, 1997, the S&P 500 Index increased by 272% from 202.83 to 754.72 (which does not include the reinvestment of dividends). Except for (a) SAF which paid a dividend in 1986, 1987 and 1989 and made a capital distribution in 1988 and (b) SIF which paid a dividend in 1988, none of the Funds paid dividends or made distributions to shareholders during those years. There can be no assurance that as a result of the Merger, performance of the SST will differ from past performance of the Funds.

MARKET FOR SHARES OF SST AFTER THE MERGER

    The market for shares of SST after the Merger will be substantially affected by conditions beyond the control of the Fund's management. Due to the small size of SST after the Merger (approximately $6.3 million in net asset value as of June 30, 1997), it is anticipated that there will be a limited market for SST shares if a market develops at all. The size of SST is expected to be further reduced by about $1,000,000 if all of the States holding shares of the Funds request redemption of such shares and seek redemption prior to the Merger. (See "--Redemption by States.") Furthermore, because of the limitations imposed on the (a) voting rights of an investor who acquires more than 10% of SST's shares and (b) the ability of SST to engage in certain business transactions if an investor acquires more than 10% of the Fund's shares without the required trustee and shareholder approvals, an additional discount may be applied by the marketplace to the value of the Funds' shares. (See "Description of Capital Structure of the Funds and Shareholder Rights--Special Provisions of SST.") As a result, due to a change from an open-end fund to a closed-end fund, shareholders of SST after the Merger likely will not be able to liquidate their investment in SST at net asset value but might suffer substantial losses if they elect to liquidate their shares, and might, in fact, be unable to sell their shares if an active trading market does not develop.



REDEMPTION BY STATES

    In 1993, the Funds entered into a Settlement Agreement with approximately 47 states with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that forty-three of these jurisdictions ("Shareholder States") will not request redemption of their shares until February 14, 1998. The Shareholder States currently own shares in the Funds, which have a net asset value of approximately $1 million. The Shareholder States are represented by the Unclaimed Property Clearing House ("UPCH"), which has advised the Funds that it does not believe the Merger should take place because the UPCH believes that after the Merger SST shares will trade at a substantial discount from net asset value, and the Shareholder States will receive substantially less from the sale of their shares after the Merger than if those shares were redeemed at net asset value. The UPCH told the Funds that it is prepared to recommend to the Shareholder States that they commence litigation to prevent the consummation of the Merger unless the restriction on their ability to redeem shares of the Funds prior to February 14, 1998 is removed. The Trustees believe that the delay and further expense which would result from such potential litigation is not in the best interest of the shareholders. Accordingly, the Funds have unconditionally agreed to remove the restriction on the redemption of shares and to redeem prior to the Merger all of the shares of the Funds owned by the Shareholder States upon their request. The Shareholder States do not have any rights, priorities, or preferences regarding redemption of fund shares that differ from any other shareholder of the Funds. If all the Shareholder States redeem all of their shares, the net asset value of SST after the Merger would be reduced by approximately $1 million.


ANTI-TAKEOVER PROVISIONS

    Certain existing and proposed provisions of the Amended and Restated SST Trust Indenture help the Fund maintain its status as an independent, publicly-owned investment company, and render a hostile takeover more difficult, particularly the provisions relating to super majority voting in connection with certain business combinations and the limitations imposed on the voting rights of any investor who acquires more than 10% of SST's shares. These provisions include unlimited terms for trustees, limitations on the ability of shareholders to remove trustees, limitations on the calling of special meetings and non-cumulative voting in the election of trustees. See "Description of Capital Structure of the Funds and Shareholders Rights--Special Provisions of SST."


    Although these provisions do not preclude a hostile takeover, they could discourage a takeover attempt through which shareholders might be offered a premium over prevailing market prices. These provisions also render removal of Trustees, management, and the investment advisor more difficult. The Trustees, however, concluded that potential benefits of the provisions outweigh possible disadvantages. They believe such provisions encourage potential acquirors to negotiate directly with the Trustees, who are in the best position to act on behalf of all shareholders. Furthermore, the Trustees have the ability to waive certain of these restrictions. Not redeeming your shares prior to the Merger will result in the above anti-takeover provisions applying to all shareholders equally should the Merger be consummated and the Amended and Restated Trust Indenture be approved by shareholders of SST at the Meeting.


ABSENCE OF DIVIDENDS

    SAIF and STGF have not paid a dividend or made a capital distribution for at least ten years. SAF has not paid a dividend or made a capital distribution since 1989 and SIF has not paid a dividend or made a capital distribution since 1988. See "Condensed Financial Information of the Funds." Following the Merger of the Funds, SST does not anticipate paying any cash dividends or distributions in the foreseeable future.

INVESTMENT MANAGEMENT TECHNIQUES


    An investment in SST involves greater risk than an investment in many other mutual funds because the investment objectives and policies of SST afford management wide possible latitude in choosing investment vehicles and techniques. This latitude is greater than that afforded many other investment companies. Many of the vehicles and techniques--including but not limited to option activities, investment in foreign securities, borrowing to increase investment funds, and short-selling--are highly specialized and involve significant risks. For a full discussion of the risks attendant to particular investments and techniques, please refer to the Statement of Additional Information. Use of such techniques may also produce higher (100% or more) than normal portfolio turn-over which will generate additional brokerage commissions and expenses for SST. Moreover, SST is not restricted from making investments in real estate, precious metals, oil and gas limited partnerships, or commodities and commodities contracts (including futures contracts), all of which are considered speculative. Currently, SST and two of the Funds, SAIF and STGF, share the same investment objective and techniques; while SIF's principal objective is different - to seek current income rather than capital growth--all four Funds use the same investment techniques. Upon completion of the Merger, the primary investment objective of SST will change to seek current income and secondarily to maximize the total return, but only to the extent consistent with its primary objective.


NON-DIVERSIFIED STATUS

    The classification of SST as a "non-diversified" investment company means that the proportion of assets of SST that may be invested in securities of a single issuer is not limited by the 1940 Act. A "diversified investment company" is required by the Investment Company Act of 1940 generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Moreover, SST has not elected to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). Thus, unlike many mutual funds, it is not restricted by certain diversification requirements imposed by the Code. A relatively high percentage of SST's assets may be invested in obligations of a limited number of issuers, some of which may be within the same economic sector. Therefore, SST's portfolio will be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

CLOSED-END INVESTMENT COMPANY--NO REDEMPTION RIGHTS


    As a closed-end investment company SST will not redeem any of its outstanding shares. SST shares will be traded either on the Chicago Stock Exchange, if accepted for listing, or in the over-the-counter market; but there can be no assurance that a market will develop. See "--Chicago Stock Exchange." Closed-end investment company shares frequently trade at a discount from net asset value and shareholders may incur a brokerage cost on the sale of shares. The shares of SST have never traded publicly. Therefore, SST cannot predict whether its shares will trade in the future at a premium or at a discount from net asset value or the extent of either. The risk of its shares trading at a discount is separate from the risk of a decline in net asset value. Shareholders will have a one-time opportunity to redeem their SST shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed shares prior to the Merger.

BORROWING POLICY-ISSUANCE OF SENIOR SECURITIES

    The Fund's borrowing policy is that SST may borrow from banks for investment purposes. This borrowing, which is a speculative technique known as leveraging, generally will be unsecured, except to the extent SST enters into reverse repurchase agreements described below. The 1940 Act required SST to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, SST is required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of SST's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. SST also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

    Among the forms of borrowing in which SST may engage is the entry into reverse repurchase agreements with members of the New York Stock Exchange (or subsidiaries thereof), members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the Fund's Adviser has determined to be of comparable creditworthiness. These transactions involve the transfer by SST of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. SST retains the right to receive interest and principal payments on the security. At an agreed upon future date, SST repurchases the security at principal, plus accrued interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. SST will maintain in a segregated custodial account cash, cash equivalents or U.S. government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by SST. These agreements, which are treated as if reestablished each day, are expected to provide SST with a flexible borrowing tool.

    As a closed-end investment company, SST may borrow from a bank or other entity in a privately arranged transaction to the maximum extent permitted under the 1940 Act. Loans would involve additional risk to SST, since the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and since the value of the securities carried may decline below the amount borrowed.

    SST WILL HAVE AUTHORITY TO ISSUE SENIOR SECURITIES. The 1940 Act requires SST to maintain "asset coverage" of not less than 300% if a "class of senior securities represents indebtedness," as those terms are defined and used in the 1940 Act. In addition, if SST issues a class of senior security that is stock, SST may not declare any dividends (other than a dividend payable in common stock). Neither can it make any cash distributions to its shareholders if, after the distribution, the senior security would have less than 300% asset coverage. SST has no present intention of issuing any class of senior security; however, it may be in the best interests of the Fund to do so in the future.

    Any investment gains made with the proceeds obtained from borrowings in excess of interest will increase net income per share and net asset value per share of SST's shares to be greater than would otherwise be the case. On the other hand, if the investment performance fails to cover the cost of the additional securities purchased (including any interest paid on the money borrowed), net income per share and net asset value per share of the shares of SST will be less than would otherwise be the case.

EXPENSE RATIOS

    The Merger will create economies that will substantially reduce operating costs of the four Funds, but SST will still have a high ratio of expenses to average net assets relative to other funds because of its small size. The result may be continuing operating losses.

UTILIZATION OF TAX LOSS CARRY FORWARDS


    Although SST will be able to use its existing net operating loss and capital loss carryforwards each year against income earned by SST, there can be no assurance that sufficient income will be earned to utilize in their entirety the loss carryforwards which are available, as the ability to use certain loss carryforwards will expire on specific dates in the future. In addition, the Merger is not a tax-deferred reorganization for federal income tax purposes. As a result, the loss carryforwards of SAIF, SIF and STGF will not be available to offset SST income after the Merger. Management estimates that after the Merger, a maximum of $4,648,795 of net operating losses and a maximum of $1,109,769 of capital loss carryovers will be available to be used by SST based upon June 30,1996 financial statements. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses which may be used by SST in any one year will be limited to $258,396. In addition, other transactions subsequent to the Merger could result in a change in the ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits in full.


NON-QUALIFICATION OF MERGER FOR TAX DEFERRAL

    Shareholders of SAIF, SIF, and STGF will have a fully taxable exchange when they surrender their shares in exchange for SST shares. Their individual gain or loss will be measured by the difference between the tax bases of their SAIF, SIF and STGF shares they surrender and the fair market value of the SST shares they receive. Each shareholder's computation of gain or loss will depend on his specific circumstances regarding factors such as share basis, holding period, and income, gain, loss or deductions in the year of the exchange which may be wholly unrelated to the Merger. Although many SAIF, SIF and STGF shareholders may recognize tax losses in the exchange, some shareholders may have net income as a result of the exchange. In addition, if the exchange creates a recognized capital loss for a shareholder, the shareholder may be subjected to restrictions on use of that recognized capital loss. Shareholders are encouraged to consult their own tax advisor regarding the individual tax consequences of the transactions described in this Proxy Statement and Prospectus.


NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY FOR TAX PURPOSES

    SST, the entity surviving the Merger, is not expected to qualify for special Federal income tax rules applicable to electing qualified regulated investment companies. While this factor permits SST to utilize certain loss carryforwards, it will not be able to take advantage of certain potentially favorable tax rules applicable to electing qualified regulated investment companies.

                   DIFFERENCE BETWEEN OPERATIONS OF SST AS AN
                   OPEN-END AND CLOSED-END INVESTMENT COMPANY

    All of the Funds are currently registered as open-end investment companies under the 1940 Act. Open-end investment companies issue redeemable securities. The holders of these securities have the right to surrender, effectively at any time, all, or any part of their shares in the open-end fund and obtain their proportionate share of the value of the fund's net assets (sometimes referred to as the "net asset value") less any redemption fee. This has been the way the Funds have operated since their inception.

    In contrast, a closed-end investment company neither redeems its outstanding stock nor engages in the continuous sale of new securities; it operates with a relatively fixed capitalization. Conversely, open-end investment companies are obligated to calculate a daily net asset value and manage their portfolios to provide sufficient liquidity for possible redemptions.

    Some of the legal and practical differences between operation of SST as an open-end and a closed-end investment company are as follows:

AMENDMENT TO SST DECLARATION OF TRUST

    Upon approval of the shareholders of SST to ratify and confirm the Amended and Restated Trust Indenture of SST, among other things, Sections 8.3(a) and (b) will be deleted. These sections currently provide as follows:

        Section 8.3. Redemption of Shares. (a) Option of Shareholder. A Shareholder may redeem all or any part of his Shares at net asset value as defined in Section 2.8 less a withdrawal fee of $1.00 to be paid to the Fund, including the proportionate brokerage, if any, necessary in order to redeem such Shares. Payment shall be made within five days (the five days to be five consecutive days during which the New York Stock Exchange shall be open).

        (b) Reserve for Contingent Liabilities. The Trustees are authorized in their discretion to retain, at the time of such redemption, a sufficient reserve for taxes and other contingent liabilities, provided that the Trustees shall pay to the person entitled thereto the pro rata share of any excess after determination and payment of such taxes and contingent liabilities.

    The foregoing provisions will be replaced with the following new
Sections 8.3.

        Section 8.3. Redemption of Shares. Option of Shareholder. Upon the fifth anniversary date of the Merger, as defined in Section 1.4, the Trustees shall publish a notice in a national newspaper of general circulation informing Shareholders of the right to redeem all or any part of their Shares. For a period of thirty days commencing on the date of publication of the notice, a Shareholder may redeem all or any part of his Shares at net asset value as defined in Section 2.8, determined as of the close of business on the thirtieth day following the publication of such notice, or if such day is a Saturday, Sunday, or legal holiday, then such determination will be made on the first business day immediately preceding such thirtieth day.

ACQUISITION AND DISPOSITION OF SHARES

    Currently, none of the four funds continuously offers its shares, which is standard procedure for open-end funds. Closed-end funds do not continuously offer their shares, and neither will SST. Shareholders thereby would lose the possible benefit of an expanding pool of money from the sale of additional shares, which SST as an open-end fund would have to invest. As a practical matter, however, SST has no principal underwriter. It does not, and has not, actively marketed its securities over the past several years, and infrequently sold new shares. The Trustees of the Funds believe the very remote possibility of selling shares of SST in the future is outweighed by the burden of costs. These include the cost (a) to determine a daily net asset value and (b) to keep Fund securities registered for sales in a continuous offering with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under "Blue Sky" or state securities laws in states which the Funds were active in the past. In reality, the investment base of the Funds is generally static, which is the hallmark of a true closed-end investment company.

    In an open-end fund, shareholders desiring to realize the value of their shares are able to do so by exercising their right of redemption; that is, their right to require the fund to repurchase their shares at current net asset value (less such redemption fee as may be determined by the fund's Trustees). An open-end fund's net asset value is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including all accrued expenses) by (ii) the number of outstanding shares of such fund.

    Shareholders of a closed-end fund have no such right of redemption. Unless shares are admitted to trading on a securities exchange, or some other regular trading market develops, shareholders may be unable to dispose of their shares easily or at all. Even if a market should develop, the share price would be affected by market forces. The shares of most closed-end funds trade at a discount from net asset value.


    SST has applied to be listed on the Chicago Stock Exchange, subject to the shares being accepted for listing. In the event shares of SST are not so listed, it is expected that shares of SST will be traded in the over-the-counter market; however, there can be no assurance that a market will develop for shares of SST. Management has been unable to locate a broker-dealer that will agree to make a market in shares of SST. Shareholders wishing to sell shares in SST after conversion may be able to sell in market transactions. Shares of SST are expected to trade at a substantial discount from net asset value, however, the extent of that discount cannot be predicted at this time. Shareholders of SST will have the opportunity to redeem their shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger.


VOTING RIGHTS

    Currently, the shareholders of each Fund have equal voting rights with every other shareholder of the same Fund. Upon consummation of the Merger, each shareholder of SST will have equal voting rights with every other shareholder of SST. However, the voting rights of shareholders of SST will be subject to certain limitation provisions that may be deemed to have an anti-takeover effect. See "Description of Capital Structure of the Funds and Shareholder Rights." Not redeeming your shares prior to the Merger will result in the anti-takeover provisions applying to all shareholders equally should the Merger be consummated and the Amended and Restated Trust Indenture be approved by shareholders of SST at the Meeting.


DETERMINATION OF NET ASSET VALUE


    Currently, as open-end funds, each Fund determines its per share net asset value on each business day. Upon consummation of the Merger and the conversion of SST to a closed-end fund, SST would no longer need to compute daily net asset value; this cost savings will benefit SST.


PORTFOLIO MANAGEMENT

    As a closed-end investment company, SST would not be subject to pressures to sell portfolio securities at disadvantageous times in order to meet redemptions. There would be no need to maintain cash reserves, or cash equivalents, in order to meet redemptions. As a closed-end fund, SST will be able to keep cash reserves at a minimum, depending primarily on management's perception of market conditions.


    In the past, each Fund has kept a prudent portion of its portfolio in cash or lower-yielding liquid assets to meet the potential demand for redemptions. Upon consummation of the Merger and the conversion of SST to a closed-end status, SST will be able to more effectively use portfolio funds that would otherwise have been invested in cash or lower-yielding assets that could be readily liquidated. Upon consummation of the Merger, SST will be able to invest these funds with a longer-term view without having to be concerned about the possibility of liquidating a position at an inopportune moment solely to meet redemption requests thereby creating a higher return on investments for SST.

    For the five fiscal years ended June 30, 1996, the annual portfolio turnover rate for SST has ranged from 505% to 231%. Management of SST believes that the expected portfolio turnover rate for SST after the Merger is likely to be in the lower end of the range indicated above. This is because Management will completely change the portfolio of the Funds upon completion of the Merger in implementation of SST's new investment policy, which is to seek current income, and secondarily to maximize the total return but only to the extent consistent with its primary objective. Accordingly, SST's new portfolio of securities following the merger is expected to consist of securities which offer higher yields combined with price stability.


BLUE SKY RESTRICTIONS

    As open-end fund, each Fund is required to register its shares of common stock under applicable state securities, or "Blue Sky" laws. Upon consummation of the Merger and the conversion of SST to a closed-end fund, SST will not be required to keep such registrations current and will thereby benefit from a reduction in costs and expenses.


SENIOR SECURITIES


    The 1940 Act prohibits open-end funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes, and other similar securities), other than indebtedness to banks where asset coverage is at least 300% in relation to all borrowings. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness to any lender if the 300% asset coverage is met. In addition, closed-end investment companies may issue preferred stock (subject to various limitations), whereas open-end investment companies generally may not. This ability to issue senior securities gives closed-end investment companies more flexibility than open-end funds in "leveraging" their stockholders' investments. See "Principal Risk Factors-Borrowing Policy-Issuance of Securities." However, SST has no present intention of issuing any class of senior security.

                              APPROVAL OF THE MERGER

                                 PROPOSAL NO. 1
                 (TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS)

BACKGROUND


    The Trustees of the Funds reviewed operations of each Fund with a view to determining how best to reduce costs of operation, increase asset value and enhance investment opportunities while preserving the investment objectives of the Funds. The Trustees concluded that it has become increasingly difficult for small funds to compete, especially because of operating costs which must be incurred by each Fund. Among other things, the Trustees concluded that by merging the Funds into a single fund, SST, significant economies of scale can be achieved to reduce costs. In addition, by changing SST from an open-end investment company to a closed-end investment company, greater financial flexibility and investment latitude can be achieved as reserves of cash and lower-yielding liquid securities would no longer be maintained to meet redemptions.

    Accordingly, the Trustees unanimously recommend that shareholders approve the Merger as set forth in the Merger Agreement. This Agreement provides, among other things, that the shareholders of each of the Funds must approve the Merger. If the Merger is not approved, the Trustees will take such further action as they, in their discretion, deem necessary or advisable.


THE MERGER

    The following summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus. The Merger Agreement contemplates a reorganization whereby SIF, SAIF and STGF (the "Merging Funds") will merge into SST, and SST will survive the Merger.

    Shareholders of the Merging Funds will receive shares of SST determined by dividing the net asset value of each of the Merging Fund's shares by the net asset value of SST's shares as of the Valuation Date, which is defined in the Merger Agreement as the business day preceding the Closing Date. In addition, on the Valuation Date, SST will effect a reverse split so that each ten issued and outstanding shares of SST will become one share.

    The Merger will be effective ten days after all shareholder and regulatory approvals have been received by the Funds. The Amended and Restated Trust Indenture of SST will be the Trust Indenture of the Surviving Fund, and the Trustees of SST will be the Trustees of the Surviving Fund.

    The consummation of the Merger is subject to conditions set forth in the Merger Agreement. Without limitation, it includes approval of the Merger by shareholders of the Merging Funds and of SST, and ratification by shareholders of SST of the Restated and Amended Trust Indenture of SST, which provides for the change of SST from an open-end fund to a closed-end fund.

    Notwithstanding approvals of shareholders of the Funds, the Merger may be terminated at any time prior to the Closing: (a) by the mutual written consent of all of the Funds, or (b) by either SST or the Merging Funds if (i) the other party fails to perform in any material respect its agreements in the Merger Agreement required to be performed on or prior to the Closing Date, (ii) SST or the Merging Funds, respectively, materially breaches or shall have breached any of its representations, warranties or covenants contained herein, or (iii) any other condition precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    Termination of the Merger Agreement will end all obligations of the parties thereto without liability except that any party in breach of the Merger Agreement, upon demand, will reimburse the other party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by the Merger Agreement, including legal, accounting and filing fees.


    Approval of the Merger will require the vote specified below in "Information Concerning the Meetings--Record Date; Vote Required; Share Information." If the Merger is not approved by the shareholders of the Funds, the Trustees of the Funds will consider other possible courses of action.

TRUSTEE APPROVAL OF THE MERGER

    At meetings held on May 2, 1997, the Trustees of SAIF, SAF, SIF and STGF, including the Independent Trustees, unanimously approved the Merger and the Merger Agreement, determined that the Merger is in the best interests of each of the Funds and their shareholders, and resolved to recommend that shareholders vote for approval of the Merger. The Trustees of SAF further resolved to change the Fund's name to Steadman Security Trust upon the Merger, to change SST from an open-end investment company to a closed-end investment company, to change SST's fundamental investment policy from capital growth to current income, and to recommend the latter changes to the shareholders of SST for their approval. The Trustees further determined that the Merger would not result in dilution of any shareholders' interest in any Fund.

    In evaluating the Merger, the Trustees requested and reviewed materials which included financial statements as well as other written information regarding each of the Funds and their personnel, operations, and financial condition. The Trustees also considered information with respect to the relative historical performance of the Funds. In addition, the Trustees reviewed and discussed the terms and provisions of the investment advisory agreements pursuant to which SSC provides investment management services to the Funds. The Trustees also reviewed the differences between open-end investment companies and closed-end companies.

    In making their determination to approve the Merger, the Trustees of the Funds gave careful consideration to the following factors: the investment objective of each of the Funds; the cost savings to each of the Funds; the ability to use the resources of the Funds more effectively; the change from an open-end investment company to a closed-end investment company; the potential for increasing shareholder value; the potential for increasing the return on investments; the terms and conditions of the Merger Agreement; and the fact that the Merger will not qualify as a tax-deferred reorganization under the Code. Also, the Merger would afford the shareholders of SST the continued capabilities and resources of SSC in investment management and shareholder servicing. The Trustees also considered the ability of shareholders of SST to purchase and sell their shares on an established stock exchange or in the over-the-counter market. Finally, all expenses of the

Merger and the conversion of SST to a closed-end fund will be shared proportionately by the Funds.



    A. Potential Lower Operating Costs. Operating costs of SST as a closed-end fund on a post-merger basis will be substantially reduced from the aggregate cost of operating the four funds separately. The Merger will enable SST to use its assets more effectively to increase shareholder value. Because of the Merger and the resulting reduction in the number of shareholders' accounts, Fund accounting fees, stock transfer costs, and other shareholder service expenses will be significantly reduced. By converting to a closed-end fund, daily determination of net asset values will be eliminated, as well as the need for annual state securities registration. Based upon management's analysis of the Funds, the Trustees believe that the aggregate annual operating expenses of the four Funds, which amounted to approximately $1,322,000 for the year ended June 30, 1997, would be reduced to $684,000 if the Merger had taken place June 30, 1997. These savings will be achieved principally in the following areas: shareholder servicing fees, professional fees, expenses related to reports to shareholders, computer services and data processing expenses, and custodian fees. Reduced expenses will, however, not necessarily result in profitable operations for SST. See "Comparative Fee Tables--Expenses of the Funds; Pro Forma Expenses." Furthermore, due to the size of SST after the Merger, and the anticipated portfolio income, SST may continue to suffer operating losses and will need to rely upon capital appreciation of its portfolio securities to be profitable. There is no assurance that the portfolio securities will have capital appreciation in a sufficient amount to offset any operating losses, if the portfolio securities have any capital appreciation at all.

    B. Closed-End Investment Company. The newly merged fund, SST, will operate as a closed-end investment company. Shares will be traded either on the Chicago Stock Exchange, if accepted for listing, or in the over-the-counter market; however, there can be no assurance that a market will develop for SST shares. Management has been unable to locate a broker-dealer that will agree to make a market in SST shares. This new status will eliminate the need for each of the Funds to maintain reserves of cash and lower-yielding liquid assets to fund the repurchase of shares as this right of redemption will no longer exist following the Merger. Accordingly, greater resources will be available for long-term investment consistent with the Fund's objectives and management's perception of market conditions. SST will be able to invest with a longer term view without being concerned about the possibility of liquidating at an inopportune time solely to meet redemption requests thereby creating a higher return on investments for SST. The shareholders will be able to purchase and sell their shares in market transactions provided that a market develops and may incur a brokerage cost on the sale of shares. However, shareholders will have the opportunity to request redemption of their shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger. Future net asset value will likely differ from the net asset value shareholders would receive if they redeemed shares prior to the Merger. As a closed-end investment company, SST will have greater flexibility in utilizing its portfolio assets. This versatility includes the ability to issue senior securities as permitted by the 1940 Act, which will permit greater leveraging of the Fund's assets. There is no assurance, however, that the use of such techniques will result in increased performance by SST and as of the date hereof, SST has no intention of issuing senior securities.

    C. Investment Policy. Three of the Funds have as their stated investment policy the same objective: "capital appreciation." The fourth Fund, SIF, has the investment objective of current income. The net assets of the four constituent funds, as of June 30, 1997, ranged from approximately $345,000 (STGF) to $972,000 (SAIF) to $1,646,000 (SIF) and $4,408,000 (SAF). By combining these resources in a single fund and changing SST's primary investment objective from capital appreciation to current income, the Trustees believe that the shareholders will benefit from the greater resources available to enable a wider range of investment and greater flexibility in managing this portfolio.

    D. Federal Tax Aspects. The reverse stock split of SST will constitute a recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. The Merger transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. The Trustees believe that the capital loss and net operating loss carryovers of SAIF, SIF and STGF will be sufficient to offset any net gain of those entities recognized in the Merger. The loss carryforwards of SAIF, SIF and STGF not utilized in the Merger will expire, but SST, as the surviving single entity, will be able to utilize its separate tax loss carryforwards after the Merger. Based upon the past performance of the Funds, there is little likelihood that SST will be able to utilize these tax benefits. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale and liquidation. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of the SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. For many SAIF, SIF and STGF shareholders, the result may be a tax loss rather than tax gain, but each shareholder's gain or loss calculation must be performed individually and shareholders are encouraged to consult their own tax advisor.


    Based upon the foregoing considerations, the Trustees of each of the Funds, including the Independent Trustees, unanimously approved the Merger and the change of SST from an open-end investment company to a closed-end investment company. They determined that the Merger is in the best interests of each of the Funds and their shareholders. The Trustees further determined that the Merger would not result in dilution of any shareholders' interest, and that by the Merger, an increase in the asset base of SST should benefit the shareholders because of the economies of scale available to a larger fund.

TAX ASPECTS OF THE MERGER

    The following discussion summarizes certain of the material federal income tax consequences of the Merger. It is intended to provide only a general summary and does not include a complete analysis of all potential federal income tax consequences or consequences that are contingent upon individual circumstances, such as the taxpayer being subject to certain special provisions of the Internal Revenue Code of 1986, as amended (the "Code"). This discussion does not address any aspects of state, local, or foreign tax laws or any federal tax laws other than those pertaining to income tax.


    None of the Funds has requested a ruling from the Internal Revenue Service (the "Service") with respect to any of the matters discussed in this summary. It is unlikely that the Service would be willing to issue a ruling regarding the Merger. However, the Funds have received an opinion letter from Manatt, Phelps & Phillips, LLP, as "Tax Counsel" regarding certain material federal income tax consequences of the Merger. This summary, however, is not an opinion of Tax Counsel or tax advice and does not in any way constitute an assurance that the federal income tax consequences discussed herein will be accepted by the Service or the courts.

    The opinion of Tax Counsel provides that the reverse stock split of SST will constitute a recapitalization of SST, but the Merger will not qualify as a tax-deferred reorganization for federal income tax purposes. SST and its shareholders will not recognize gain or loss as a result of the exchange of SST shares for SST shares in the reverse stock split. The Merger transaction will be treated for federal income tax purposes as if SAIF, SIF and STGF had transferred all of their assets to SST in a taxable transaction, had recognized all of the built-in gains and losses on those assets, and had distributed SST shares to their respective shareholders in liquidation. Capital loss and net operating loss carryovers of SAIF, SIF and STGF may be utilized to offset any net gain of those entities recognized in the Merger. SST and its shareholders will not recognize any gain or loss as a result of the deemed asset sale and liquidation. The shareholders of SAIF, SIF and STGF will be deemed to have exchanged their SAIF, SIF and STGF shares for SST shares in a taxable transaction. Such shareholders will recognize gain or loss equal to the difference between their individual tax bases for the SAIF, SIF and STGF shares surrendered and the fair market value of the SST shares received. Such gain or loss will be capital for shareholders who hold their SAIF, SIF or STGF shares as capital assets and will be long term or short term gain or loss depending upon their individual holding periods for the shares surrendered. The loss carryforwards of SST will survive the Merger for use in the post-Merger period, but the loss carryforwards of SAIF, SIF and STGF will not. If the former holders of SAF represent less than 50% of the total ownership interests of SST after the Merger, the amount of the above losses that may be used by SST in any one year will be limited. In addition, other transactions subsequent to the Merger could result in a change in ownership of SST (combined with the change resulting from the Merger) that causes the loss limitation rules to apply. Whether any future events will cause imposition of a restriction in tax loss utilization for SST cannot be predicted at this point. Based on certain representations to Tax Counsel, the Merger itself will not constitute an "ownership change" for SST within the meaning of
Section 382 of the Code.

    The foregoing discussion of the expected federal income tax consequences of the Merger and the opinion of Tax Counsel are based on current authorities. The opinion of Tax Counsel has no binding effect or official status, and no assurance can be given that the conclusions reached in the opinion would be sustained by a court if contested by the Service. There is no assurance that legislative or administrative changes or court decisions may not be forthcoming that would significantly change these expected consequences. Any such changes may or may not be retroactive with respect to transactions prior to the date of those changes. The opinion of Tax Counsel is also based on certain factual assumptions and factual representations to Tax Counsel by the Funds. The opinion of Tax Counsel could change if such assumptions and representations proved to be inaccurate.

    THE SUMMARY FEDERAL INCOME TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. IT DOES NOT CONSTITUTE TAX ADVICE OR AN OPINION OF TAX COUNSEL. EACH SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND THE MERGER APPLICABLE TO HIM OR HER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.


                        CAPITALIZATION TABLE (UNAUDITED)

    The table below sets forth the capitalization of the Funds and indicates the pro forma combined capitalization of SST as of June 30, 1997 as if the Merger had occurred on that date, the reverse split of ten for one had taken place, and all shares held by the Shareholder States had been redeemed.

                                                                SHARES       SHARES
                                                              OUTSTANDING  OUTSTANDING   NET ASSET     NET BOOK
                                                                BEFORE        AFTER        VALUE         VALUE
                                                  NET ASSETS    MERGER       MERGER      PER SHARE   AFTER MERGER
                                                  ----------  -----------  -----------  -----------  -------------
SAIF............................................  $  972,201   1,346,814       99,814    $    0.72        --
SAF.............................................   4,408,088   5,768,038      515,935         0.76        --
SIF.............................................   1,646,009   1,928,493      181,370         0.85        --
STGF............................................     344,784     510,385       37,776         0.68        --
SST Pro Forma...................................   6,280,514      --          834,895         7.52     $    7.52

                             COMPARATIVE FEE TABLES

TRANSACTION CHARGES

    Because each Fund is a no-load fund, shareholders are not required to pay any sales charges or other fees in connection with the purchase of shares in any of the Funds. Moreover, because there is no current Prospectus available for SAIF, SIF or STGF, shares in these funds have not been offered or sold to the public since May, 1988. Shares of SAF were available for purchase under a Prospectus dated January 1, 1996 through October 31, 1996. It is expected that shares of SST will be traded on the Chicago Stock Exchange, if SST's shares are accepted for listing, or in the over-the-counter market; however, there can be no assurance that a market will develop for shares of SST. Management has been unable to locate a broker-dealer that will agree to make a market in SST shares. If shares of SST are trade, shares may be purchased or sold in normal brokerage transactions with appropriate brokerage and other fees charged in connection with such transactions.


EXPENSES OF THE FUNDS; PRO FORMA PROJECTED OPERATING EXPENSES


    The Funds each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services; and those expenses are reflected in the net asset value per share of each Fund. The following calculations are based on the expenses of each Fund for the 12 months ended June 30, 1997. These amounts are shown as a percentage of the average net assets of each Fund for such periods.

               Pro Forma Fee Table for Shareholders
                    of SAIF, SAF, SIF and STGF
                 as of June 30, 1997 (Unaudited)

                                                                                                         PRO
                                                                                                        FORMA
                                                                                                         FOR
                                                        SAIF        SAF         SIF         STGF         SST
                                                     ----------  ----------  ----------  ----------  ------------
Shareholder Transaction Expenses...................         -0-         -0-         -0-         -0-           -0-
Investment Advisory Fees...........................        1.00%       1.00%       1.00%       1.00%         1.00%
Custodian Fees.....................................        0.19%       0.14%       0.12%       0.32%         0.06%
Miscellaneous......................................       30.25%      11.04%      14.69%      40.52%        14.83%
Annual Fund Operating Expenses (as a percentage of
  average net assets at June 30, 1997) (1).........       31.44%      12.18%      15.81%      41.84%        15.89%
Merger Expenses....................................  $   38,605  $   60,668  $   14,075  $  179,211  $    392,559
                                                     ----------  ----------  ----------  ----------  ------------
                                                     ----------  ----------  ----------  ----------  ------------
Total Annual Operating Expenses (1)................  $  329,294  $  549,338  $  268,716  $  174,729  $  1,076,794
                                                     ----------  ----------  ----------  ----------  ------------
                                                     ----------  ----------  ----------  ----------  ------------

------------------------

(1) Including expenses relating to the Merger.

    Based on management's analysis, the Trustees believe that the principal aggregate operating expenses of the four Funds, which totaled approximately $1,322,000 for the year ended June 30, 1997, would have been reduced by $684,235 to about $637,765 if the Merger had taken place on that date (excluding expenses related to the Merger). The pro forma statement of SST is based on the following assumptions: (1) assets of SST post-Merger are $6.3 million due to (a) Shareholder States, which currently hold approximately $1.0 million of shares, redeeming all shares then held and (b) the payment of cash in lieu of fractional shares as a result of the 10 for 1 reverse stock split and no other shareholders receiving cash in lieu of fractional shares resulting in a total reduction in assets of SST of $40,000; (2) no other shareholders redeem their shares prior to the Merger; (3) SSC has agreed to reduce shareholder servicing fees, which include record management and transfer services, from $16.20 per account to $10.00 per account, annually, or from an aggregate pre-Merger total of $302,006 to a post-Merger total of $186,423, resulting in annual savings of $115,583; (5) salaries and employment benefits will be reduced from an aggregate pre-Merger total of $338,099 to a post-Merger total of $275,000, resulting in savings of $63,099 because fewer employees will be needed after the Merger; (6) professional fees (not including professional fees incurred as a result of the Merger) were reduced from an aggregate pre-Merger total of $114,715 to a post-Merger total of $30,000 based upon anticipated needs for accounting, legal, and other professional services, resulting in savings of $84,715; (7) the expense of preparing, printing, and mailing reports to shareholders (including annual reports and semi-annual reports) will be reduced from a pre-Merger total of $33,167 to a post-Merger total $8,000, resulting in savings of $25,167 due to the reduction in the number of shareholder accounts; (7) the expense for computer services, including outside data processing services, will be reduced from an aggregate pre-Merger total of $44,630 to a post-Merger total of $16,000 resulting in a savings of $28,630 due to the decrease in the number of shareholder accounts and the absence of a need to calculate net asset value on a daily basis; (8) rental expense, which is reimbursed to SSC, will be reduced from an aggregate pre-Merger total of $53,039 to a post-Merger total of $25,000, resulting in a savings of $28,039 due to SSC agreeing to seek less reimbursement from SST for rent expense; (9) trustees' fees and expenses will be reduced from an aggregate pre-Merger total of $22,276 to a post-Merger total of $15,000 resulting in savings of $7,276 due to the fact that there will be one fund instead of four paying trustees' fees; and (10) custodian's fees, which are based both on the size of the fund and the number of transactions engaged in by the fund, will be reduced from an aggregate pre-Merger total of $11,774 to a post-Merger total of $4,000, resulting in savings of $7,774, due to an agreement with the custodian to reduce the percentage the custodian will charge based on the size of the SST after the Merger and the reduction in the size of SST after the Merger due to the redemption by the Shareholder States and the payment of cash in lieu of fractional shares following the 10 for 1 reverse stock split. In addition, an additional expense of $15,000 was added as the estimated cost for listing SST's shares on the Chicago Stock Exchange, subject to compliance with the listing requirements. Accordingly, the foregoing $345,283 of adjustments to total annual operating expenses, which do not include additional expenses related to the Merger, contributed to the pro forma result for the combined entity as of June 30, 1997.

    There can be no assurance that reductions in expenses outlined above will be fully realized or will result in profitable operations for SST. Furthermore, due to the size of SST after the Merger and the portfolio income anticipated to be generated by SST after the Merger, it is anticipated that SST will have to rely upon capital appreciation of its portfolio securities to be profitable. There is no assurance that the portfolio securities will have capital appreciation in a sufficient amount to offset any operating losses, if the portfolio securities have any capital appreciation at all.

EXAMPLE


    To attempt to show the effect of these expenses on an investment over time, the example shown below has been created. Assume that you make a $1,000 investment in any of the Funds or in the new merged fund and that the annual return on Fund investments is 5% and that the operating expenses for each Fund are the ones shown in the chart above for the 12 months ended June 30, 1997. If you were to continue to hold your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown:



                                                                                 1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                               -----------  -----------  -----------  -----------
SAIF.........................................................................   $     273    $     621    $     810    $     984
SAF..........................................................................         117          386          524          888
SIF..........................................................................         150          402          603          943
STGF.........................................................................         341          693          833          917
Pro Forma SST................................................................         141          383          579          925

                        PRO FORMA FINANCIAL INFORMATION

    The following unaudited pro forma financial statements give effect to the Merger in a transaction which will be accounted for as a pooling of interests. The unaudited pro forma statement of assets and liabilities and the pro forma portfolio of investments are based on the individual balance sheets and portfolios of investments of SAIF, SIF, STGF and SST (formerly SAF) appearing elsewhere in this Registration Statement and has been prepared to reflect the Merger as of June 30, 1997. The unaudited pro forma statements of operations and statements of changes in net assets is based on the individual statements of operations and statements of net assets of SAIF, SIF, STGF and SST, appearing elsewhere in this Registration Statement, and combines the results of operations and changes in net assets of SAIF, SIF, STGF and SST for the for the years ended June 30, 1997 and 1996, as if the Merger had occurred at the beginning of each respective period. The unaudited pro forma financial statements for 1996 should be read in conjunction with the historical financial statements and notes thereto of SAIF, SIF, STGF and SST included elsewhere in this Registration Statement. The pro forma combined financial data is intended for informational purposes only and is not necessarily indicative of the financial position, portfolio of investments, or future results of operations and changes in net assets of the combined entity or of the financial position or the results of operations and changes in net assets of the combined entity that would have actually occurred had the Merger been in effect as of the date or for the periods presented.

                                SURVIVING ENTITY
                 PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                                                                                  PRO FORMA
                         SAIF          SIF         STGF          SAF        ADJUSTMENTS            COMBINED
                      -----------  -----------  -----------  -----------  ----------------        ----------
ASSETS
  Investments in
    securities, at
    value--(cost:
    $5,175,513).....  $   955,375  $ 1,554,164  $   343,375  $ 4,255,244  $       (548,100)(3j)   $6,560,058
  Cash and cash
    equivalents.....       71,008      140,023       36,627      236,975           (40,000)(2)        42,163
                                                                                   548,100(3j)
                                                                                  (950,569)(3k)
  Interest and
    dividends
    receivable......          769          788          146          560                               2,263
                      -----------  -----------  -----------  -----------  ----------------        ----------
      Total
        assets......  $ 1,027,151  $ 1,694,974  $   380,148  $ 4,492,779  $       (990,569)       $6,280,514
                      -----------  -----------  -----------  -----------  ----------------        ----------
LIABILITIES
  Accounts payable
    and accrued
    expenses........  $    54,950  $    48,965  $    35,364  $    84,691  $        100,000(3m)    $  323,970
  Investment
    advisory and
    service fee
    payable.........      --           --           --           --                                   --
  Other payable to
    affiliate.......      --           --           --           --                                   --
                      -----------  -----------  -----------  -----------  ----------------        ----------
      Total
      liabilities...  $    54,950  $    48,965  $    35,364  $    84,691           100,000        $  323,970
                      -----------  -----------  -----------  -----------  ----------------        ----------
NET ASSETS..........  $   972,201  $ 1,646,009  $   344,784  $ 4,408,088  $     (1,090,569)       $6,280,514
                      -----------  -----------  -----------  -----------  ----------------        ----------
                      -----------  -----------  -----------  -----------  ----------------        ----------
NET ASSETS
  Net assets consist
    of:
  Accumulated net
    investment
    loss............  $(4,224,215) $(1,930,939) $(2,836,044) $(5,168,868) $     14,160,066(3l)        --
                                                                                  (100,000)(3m)
  Unrealized
    appreciation of
    investments.....      319,814      362,642       87,362    1,161,577        (1,931,395)(3l)       --
  Accumulated net
    realized
    losses..........     (951,213)    (574,661)    (390,993)    (821,035)        2,737,901(3l)        --
  Capital paid in
    less
    distributions
    since
    inception.......    5,827,815    3,788,967    3,484,458    9,236,413         ($40,000)(2)         --
                                                                                 (950,569)(3k)
                                                                              (21,347,084)(3j)
  Capital
    stock--$0.001
    par value; total
    authorized
   shares-unlimited;
    834,895 shares
    issued and
    outstanding.....      --           --           --           --              6,280,514(3l)     6,280,514
                      -----------  -----------  -----------  -----------  ----------------        ----------
      Net assets....  $   972,201  $ 1,646,009  $   344,784  $ 4,408,088  $     (1,090,569)       $6,280,514
                      -----------  -----------  -----------  -----------  ----------------        ----------
                      -----------  -----------  -----------  -----------  ----------------        ----------
NET ASSET VALUE PER
  SHARE.............  $      0.72  $      0.85  $      0.68  $      0.76                          $     7.52
                      -----------  -----------  -----------  -----------                          ----------
                      -----------  -----------  -----------  -----------                          ----------
SHARES
  OUTSTANDING.......    1,346,814    1,928,493      510,386    5,768,038        (4,933,143)(2)       834,895
                      -----------  -----------  -----------  -----------  ----------------        ----------
                      -----------  -----------  -----------  -----------  ----------------        ----------

                  See Notes To Pro Forma Financial Statements

                               SURVIVING ENTITY
                       PRO FORMA PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997
                                  (UNAUDITED)

                                  COMBINED TOTAL              ADJUSTMENTS                 PRO FORMA COMBINED
                                -------------------  ------------------------------       -------------------
                                SHARES     AMOUNT      SHARES            AMOUNT           SHARES     AMOUNT
                                -------  ----------  ----------       -------------       -------  ----------
      COMMON STOCK--99.91%
Computer Communications
  Equip.--4.25%
  Cisco Systems (a)...........    4,500  $  302,063                                         4,500  $  302,063
Computer and Office
  Equipment--4.02%
  Champion Technology Holding
    Ltd. (a)..................  100,000      62,000                                       100,000      62,000
  Hewlett Packard.............    4,000     224,000                                         4,000     224,000
Electronic Computers--11.50%
  Gateway 2000 (a)............    8,000     259,500                                         8,000     259,500
  Sun Microsystems (a)........   15,000     558,270                                        15,000     558,270
Computer Storage
  Devices--20.61%
  Microsoft Corporation (a)...    9,000   1,137,375                                         9,000   1,137,375
  Oracle Corporation (a)......    6,500     327,438                                         6,500     327,438
Aircraft--4.85%
  Boeing Corporation..........    6,500     344,906                                         6,500     344,906
Motor Vehicles and Car
  Bodies--9.62%
  Ford Motors.................   10,000     377,500                                        10,000     377,500
  General Motors Class "H'....    5,300     306,075                                         5,300     306,075
Real Estate Investment
  Trusts--0.87%
  Capstead Mortgage...........    2,500      61,719                                         2,500      61,719
Semi-Conductor and Related
  Devices--23.37%
  Intel Corp. Warrants (a)....   14,000   1,421,000      (5,400)(3j)  $    (548,100)(3j)    8,600     872,900
  LSI Logic (a)...............    7,500     240,000                                         7,500     240,000
Telephone
  Communications--17.23%
  Lucent Technology...........    7,000     504,438                                         7,000     504,438
  Worldcom Inc. (a)...........   22,500     720,000                                        22,500     720,000
Telephone and Telegraph
  Apparatus--3.59%
  Xylan Corporation (a).......   15,000     255,000                                        15,000     255,000
                                -------  ----------     -------        ------------      --------   ---------
      Total Common Stocks
       (Cost $5,112,487)......  237,300   7,101,284      (5,400)           (548,100)      231,900   6,553,184
                                -------  ----------     -------        ------------      --------   ---------
    CALL OPTIONS
     PURCHASED--0.09%
LSI Logic, 4/11/97............    2,500       4,688                                         2,500       4,688
Seagate Technology, 2/11/97...    5,000       2,186                                         5,000       2,186
                                -------  ----------     -------        ------------      --------   ---------
      Total Call Options
       Purchased (Cost
       $63,025)...............    7,500       6,874                                         7,500       6,874
                                -------  ----------     -------        ------------      --------   ---------
Total Portfolio of Investments
  (Cost $5,175,512)...........  244,800  $7,108,158      (5,400)      $    (548,100)      239,400  $6,560,058
                                -------  ----------  ----------       -------------       -------  ----------
                                -------  ----------  ----------       -------------       -------  ----------

(a) Non-income producing security.

                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                       PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               JUNE 30, 1997
                                  (UNAUDITED)

                                                                                                         PRO FORMA
                                            SAIF         SIF         STGF         SAF      ADJUSTMENTS    COMBINED
                                         ----------  -----------  -----------  ----------  -----------  ------------
INVESTMENT INCOME
  Dividends............................  $   20,974  $     5,670  $     5,957  $   12,759                  $  45,360
  Interest.............................       3,117        7,447        2,826      14,647                     28,036
                                         ----------  -----------  -----------  ----------  -----------  ------------
    TOTAL INCOME.......................  $   24,090  $    13,117  $     8,783  $   27,405      --          $  73,396
                                         ----------  -----------  -----------  ----------  -----------  ------------
EXPENSES
  Shareholder servicing fee............  $  149,345  $    47,647  $    68,155  $   36,859   $(115,583)(3a) $ 186,423
  Salaries and employee benefits.......      53,181       76,653       30,124     178,141     (63,099)(3b)   275,000
  Professional fees....................      38,211       26,956       29,169      20,379     (84,715)(3c)    30,000
  Reports to shareholders..............      11,909        6,169        8,271       6,818     (25,167)(3d)     8,000
  Computer services....................       8,322        8,662        7,882      19,764     (28,630)(3e)    16,000
  Investment advisory fee..............      10,521       17,117        4,109      45,410                     77,157
  Rent.................................       7,244       11,734        2,804      31,257     (28,039)(3f)    25,000
  Trustees' fees and expenses..........       5,944        5,744        5,744       4,844      (7,276)(3g)    15,000
  Custodian fees.......................       1,966        2,050        1,322       6,447      (7,774)(3h)     4,000
  Exchange fees........................      --          --           --           --          15,000 (3i)    15,000
  Merger expenses......................      38,605       60,668       14,075     179,211     100,000 (3m)   392,559
  Miscellaneous........................       4,057        5,316        3,074      20,208                     32,655
                                         ----------  -----------  -----------  ----------  -----------  ------------
    TOTAL EXPENSES.....................  $  329,294  $   268,716  $   174,729  $  549,338   $(245,283)  $  1,076,794
                                         ----------  -----------  -----------  ----------  -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized (loss) gain from
    investment transactions............  $    8,916  $  (185,331) $   (54,880) $  306,022               $     74,728
  Change in unrealized
    appreciation/(depreciation) of
    investment.........................     300,735      418,152       38,748     683,263                  1,400,000
                                         ----------  -----------  -----------  ----------  -----------  ------------
    NET GAIN ON INVESTMENTS............     309,651      232,821      (16,132)    949,285      --          1,475,000
                                         ----------  -----------  -----------  ----------  -----------  ------------
  Net increase (decrease) in net assets
    resulting from operations..........  $    4,447  $   (22,778) $  (182,078) $  427,352   $ 245,283   $    472,228
                                         ----------  -----------  -----------  ----------  -----------  ------------
                                         ----------  -----------  -----------  ----------  -----------  ------------

                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                  PRO FORMA STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                  JUNE 30, 1997
                                  (UNAUDITED)

                                                                                                          PRO FORMA
                                        SAIF          SIF          STGF          SAF       ADJUSTMENTS    COMBINED
                                     -----------  ------------  -----------  ------------  -----------  -------------
Increase (decrease) in net assets
  from operations
  Net investment loss..............  $  (305,204) $   (255,599) $  (165,946) $   (521,933)  $ 245,283(3)    $  (1,003,398)
  Net realized gain (loss) from
    investment transactions........        8,916      (185,331)     (54,880)      306,022                          74,728
  Change in unrealized
    (depreciation) appreciation....      300,735       418,152       38,748       643,263                       1,400,898
                                     -----------  ------------  -----------  ------------  -----------      -------------
  Net increase (decrease) in net
    assets resulting from
    operations.....................        4,447       (22,778)    (182,078)      427,352     245,283             472,228
Decrease in net assets from trust
  share transactions...............      (40,054)      (94,680)     (15,546)     (600,756)   (990,569)(2)(3k)  (1,741,605)
                                     -----------  ------------  -----------  ------------  -----------      -------------
Net decrease in net assets.........      (35,607)     (117,458)    (197,624)     (173,404)   (745,286)         (1,269,377)
Net assets of beginning of
  period...........................    1,007,808     1,763,467      542,407     4,581,491                       7,895,173
                                     -----------  ------------  -----------  ------------  -----------      -------------
Net assets at end of period........  $   972,201  $  1,646,009  $   344,784  $  4,408,088   $(745,286)      $   6,625,798
                                     -----------  ------------  -----------  ------------  -----------      -------------
                                     -----------  ------------  -----------  ------------  -----------      -------------


                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                       PRO FORMA STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                  JUNE 30, 1996
                                  (UNAUDITED)

                                                                                                          PRO FORMA
                                           SAIF          SIF         STGF          SAF      ADJUSTMENTS    COMBINED
                                        -----------  -----------  -----------  -----------  -----------  ------------
INVESTMENT INCOME
  Dividends...........................  $     1,270  $     1,530  $       855  $    23,904                  $   27,559
  Interest............................        4,979      112,558        1,979       10,242                     129,758
                                        -----------  -----------  -----------  -----------  -----------     ----------
    TOTAL INCOME......................  $     6,249  $   114,088  $     2,834  $    34,146                  $  157,317
                                        -----------  -----------  -----------  -----------  -----------     ----------
EXPENSES
  Shareholder servicing fee...........  $   160,315  $    50,666  $    72,446  $    41,214   $(124,245)(4a) $  200,396
  Salaries and employee benefits......       55,920       84,139       37,679      184,729     (87,467)(4b)    275,000
  Professional fees...................       26,297       30,275       27,222       56,679    (110,473)(4c)     30,000
  Reports to shareholders.............       10,841        5,149        7,472        6,383     (21,845)(4d)      8,000
  Computer services...................        6,589        7,943        7,225        8,713     (14,470)(4e)     16,000
  Investment advisory fee.............       12,209       21,259        6,870       51,706                      92,044
  Rent................................        7,548       13,163        4,260       32,281     (32,252)(4f)     25,000
  Trustees' fees and expenses.........        6,998        3,528        3,528        5,328      (4,382)(4g)     15,000
  Custodian fees......................        3,225          400        1,838       11,186     (12,649)(4h)      4,000
  Exchange fees.......................                                                           7,000 (4i)      7,000
  Merger expenses.....................                                                         392,559         392,559
  Miscellaneous.......................       10,512        8,671        7,156       24,289                      50,628
                                        -----------  -----------  -----------  -----------  -----------     ----------
    TOTAL EXPENSES....................  $   300,454  $   225,193  $   175,696  $   422,508   $  (8,224)     $1,115,627
                                        -----------  -----------  -----------  -----------  -----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
  Net realized gain (loss) from
    investment transactions...........  $    73,821  $    47,825  $  (129,743) $   517,110               $    509,013
  Change in unrealized (depreciation)
    appreciation of investment........      (10,496)    (271,135)      84,018     (352,459)                  (550,072)
                                        -----------  -----------  -----------  -----------  -----------  ------------
    NET GAIN (LOSS) ON INVESTMENTS....       63,325     (223,310)     (45,725)     164,651      --            (41,059)
                                        -----------  -----------  -----------  -----------  -----------  ------------
Net (decrease) in net assets resulting
  from operations.....................  $  (230,880) $  (334,415) $  (218,587) $  (223,711)  $   8,224   ($   999,369)
                                        -----------  -----------  -----------  -----------  -----------  ------------
                                        -----------  -----------  -----------  -----------  -----------  ------------

                  See Notes To Pro Forma Financial Statements

                             SURVIVING ENTITY
                  PRO FORMA STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                 JUNE 30, 1996
                                  (UNAUDITED)

                                                                                                            PRO FORMA
                                     SAIF          SIF          STGF           SAF       ADJUSTMENTS        COMBINED
                                 ------------  ------------  -----------  -------------  -----------    ---------------
Decrease in net assets from
  operations...................  $   (294,205) $   (111,105) $  (172,862) $    (388,362)  $   8,224(4)     $  (958,310)
  Net investment loss..........        73,821        47,825     (129,743)       517,110                        509,013
  Net realized gain (loss) from
    investment transactions....       (10,496)     (271,135)      84,018       (352,459)                      (550,072)
                                 ------------  ------------  -----------  -------------  -----------        ----------
  Change in unrealized
    (depreciation) appreciation
  Net (decrease) increase in
    net assets resulting from
    operations.................      (230,880)     (334,415)    (218,587)      (223,711)      8,224           (999,369)
Decrease in net assets from
  trust share transactions.....      (102,199)     (200,097)     (37,546)      (929,919)   (990,569)(2)(4k) (2,260,330)
                                 ------------  ------------  -----------  -------------  -----------        ----------
Net decrease in net assets.....      (333,079)     (534,512)    (256,133)    (1,153,630)   (982,344)        (3,259,698)
Net assets of beginning of
  period.......................     1,340,887     2,297,979      798,540      5,735,121                     10,172,527
                                 ------------  ------------  -----------  -------------  -----------        ----------
  Net assets at end of
    period.....................  $  1,007,808  $  1,763,467  $   542,407  $   4,581,491   $(982,344)       $ 6,912,831
                                 ------------  ------------  -----------  -------------  -----------        ----------
                                 ------------  ------------  -----------  -------------  -----------        ----------

                  See Notes To Pro Forma Financial Statements

                                SURVIVING ENTITY
                        JUNE 30, 1997 AND JUNE 30, 1996
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


1. BASIS OF PRESENTATION

    The unaudited pro forma combined financial statements assume consummation of the transaction described in this Registration Statement and, except as described in Notes 3 and 4 hereto, no SAIF, SIF, STGF and SST (formerly SAF) shares are redeemed.

    The following unaudited pro forma financial statements give effect to the Merger in a transaction which will be accounted for as a pooling of interests. The unaudited pro forma statement of assets and liabilities and pro forma portfolio of investments are based on the individual balance sheets and portfolios of investments of SAIF, SIF, STGF and SST appearing elsewhere in this Registration Statement and has been prepared to reflect the Merger as of June 30, 1997. The unaudited pro forma statements of operations and statements of changes in net assets is based on the individual statements of operations and statements of net assets of SAIF, SIF, STGF and SST, appearing elsewhere in this Registration Statement, and combines the results of operations and changes in net assets of SAIF, SIF, STGF and SST for the years ended June 30, 1997 and 1996, as if the merger had occurred at the beginning of each respective period. The unaudited pro forma financial statements for 1996 should be read in conjunction with the historical financial statements and notes thereto of SAIF, SIF, STGF and SST included elsewhere in this Registration Statement. The pro forma combined financial data is intended for informational purposes only and is not necessarily indicative of the financial position, portfolio of investments, or future results of operations and changes in net assets of the combined entity that would have actually occurred had the merger been in effect as of the date or for the periods presented.


2. SST REVERSE STOCK SPLIT

    Immediately prior the merger SST will declare a reverse stock split of ten shares to one share, so that each ten outstanding shares of SST will become one share of SST (5,932,375 divided by 10 equals 593,238). Shareholders owning a number of shares not equally divisible by 10 will receive cash in lieu of fractional shares.

    Shareholders of the merging funds (SAIF, SIF, and STGF) will be issued shares of SST on a pro rata basis in exchange for their shares.

                                SURVIVING ENTITY
                        JUNE 30, 1997 AND JUNE 30, 1996
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

3. ADJUSTMENTS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
AS OF JUNE 30, 1997 AND FOR THE YEAR THEN ENDED

(a)        To record reduction in transfer agent fees from $16.20 per account annually to $10 per account annually.
(b)        To record reduction in salaries and benefits to $275,000 annually.
(c)        To record reduction in professional fees to $30,000 annually.
(d)        To record reduction in reports to shareholders to $8,000 annually.
(e)        To record reduction in computer services fees to $16,000 annually.
(f)        To record reduction in rent to $25,000 annually.
(g)        To record reduction in trustees fees and expenses to $15,000 annually.
(h)        To record reduction in custodian fees to $4,000 annually.
(i)        To record exchange fees expense of $15,000 annually.
(j)        To record sale of investments to meet cash requirement to affect redemption.
(k)        To record redemption of shares by Shareholder States.
(l)        To record reclassification of equity accounts to affect conversion from open ended funds to a closed end fund.
(m)        To record estimated merger costs to be incurred.


4. ADJUSTMENTS TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
AS OF JUNE 30, 1996 AND FOR THE YEAR THEN ENDED


(a)        To record reduction in transfer agent fees from $16.20 per account annually to $10 per account annually.
(b)        To record reduction in salaries and benefits to $275,000 annually.
(c)        To record reduction in professional fees to $30,000 annually.
(d)        To record reduction in reports to shareholders to $8,000 annually.
(e)        To record reduction in computer services fees to $16,000 annually.
(f)        To record reduction in rent to $25,000 annually.
(g)        To record reduction in trustees fees and expenses to $15,000 annually.
(h)        To record reduction in custodian fees to $4,000 annually.
(i)        To record exchange fees expense of $7,000 annually.
(j)        To record estimated merger costs to be incurred.
(k)        To record redemption of shares by Shareholder States.

5. REDEMPTION OF SHARES BY SHAREHOLDER STATES

    In connection with the Funds agreement to allow for the redemption of shares owned by the Shareholder States, the Funds anticipate the following redemptions prior to the Merger: SAIF -290,000 shares; SIF--305,000 shares; STGF--83,000 shares; and SAF--1,234,000 shares.

                       FORM OF ORGANIZATION OF THE FUNDS

    Each Fund is a common law trust fund formed under a declaration of trust and domiciled in the District of Columbia. SST (formerly SAF) was originally organized under a Trust Indenture in the State of Missouri in 1939. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by shareholders on January 8, 1979. SAIF was originally organized as a Delaware corporation on November 3, 1959. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by the shareholders on May 24, 1978. SIF was originally organized as a Delaware corporation on August 6, 1956. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by the shareholders on May 11, 1979. STGF was originally organized as a Delaware corporation in 1967. It now exists as a common law trust under the laws of the District of Columbia pursuant to a Trust Indenture approved by the shareholders on May 11, 1979.

    Each of the Funds is operated as a non-diversified open-end investment company; however, upon the effectiveness of the Merger, SST will change to a closed-end investment company. None of the Funds is taxed for federal income tax purposes under the special rules for electing and qualifying regulated investment companies under Code Sections 851-855. All the Funds are taxed under the normal federal income tax rules applicable to C corporations.

                      COMPARISON OF INVESTMENT OBJECTIVES,
                      POLICIES AND TECHNIQUES OF THE FUNDS

    The investment objective of the SST is to maximize capital growth through the utilization of a broad range of investment vehicles and techniques, including but not limited to the purchase and sale of put and call options. SST may also make substantial temporary defensive investments in high grade debt securities of all types, U.S. government securities and repurchase agreements when market conditions warrant, such as when a severe downturn in the stock market is anticipated. Both SAIF and STGF have substantially similar investment objectives. SIF has a different investment objective, which is to seek current income. As a secondary objective, SIF seeks to maximize the total return but only consistent with its primary objectives. Similar to the other Funds, SIF may also make substantial temporary defensive investments in debt securities and money market instruments when market conditions warrant. Upon the Merger, the new investment objective of SST will be to seek current income as its principal investment objective and secondarily to maximize the total return, but only to the extent consistent with its primary objective.


    In seeking to achieve their objectives, all of the Funds may use the following investment vehicles, without limitation:

    - Common stock of issuers of all kinds.

    - Preferred stocks, warrants, and convertible securities.

    - Corporate bonds and debentures of all kinds; and debt securities issued or guaranteed by the U.S. government of its agencies or instrumentalities ("U.S. government securities").

    - Money market instruments (commercial paper, bank certificates of deposits, and U.S. government securities).

    In choosing portfolio investments, none of the Funds is restricted to any particular criteria or quality standards except as expressly stated in this Prospectus. With respect to equity investments, the investment advisor for each Fund generally looks for issuers that show growth potential, based on fundamental analysis of the relevant industries and the issuers' financial position. In selecting debt instruments (other than short-term debt for defensive purposes), the advisor considers interest rate movements and may choose investment grade instruments the yield of which exceeds that of short-term U.S. Treasury securities.

    Each Fund has the flexibility to employ a broad range of investment techniques, including but not limited to the purchase and sale of put and call options (primarily for premium income but also for hedging purposes), investing in foreign securities, transactions in repurchase agreements, investments in government securities, investments in high yield bonds ("junk bonds"), acquisition of restricted or illiquid securities, purchase and sale of real estate and related loans, borrowing to increase investment funds, short sales, and lending portfolio securities. For a discussion of the characteristics and risks of these vehicles and techniques, please refer to the Statement of Additional Information. Each Fund may invest in these instruments and use these techniques without limit, except as expressly stated in the Statement of Additional Information.

    The effect of such techniques can produce portfolio turnover rates of 100% or more. The portfolio turnover for the year ended June 30, 1996 was 339% for SAIF, 382% for SIF, 333% for STGF and 231% for SST. High portfolio turnover (100% or more) increases brokerage costs and increases the likelihood of short-term gains and losses.

    The investment objective of each Fund may be changed by its Board of Trustees without shareholder approval.

                        CONDENSED FINANCIAL INFORMATION
                                  OF THE FUNDS

    The following financial highlights of each of the Funds for the year ended June 30, 1996 and the nine previous years have been audited and have been derived from the audited financial statements of the Funds, which were audited by Coopers & Lybrand L.L.P., independent certified public accountants, whose reports thereon are included with each Fund's Form N-SAR filings, and are available to shareholders upon request.

                              FINANCIAL HIGHLIGHTS
                                      SAIF

                                                                                                       FOR THE PERIOD
                                                                       UNAUDITED                         FEBRUARY 1,
                                                                   NINE MONTHS ENDED    FOR THE YEAR        1995
                                                                                            ENDED       THROUGH JUNE
                                                                       MARCH 31,          JUNE 30,           30,
                                                                  --------------------  -------------  ---------------
                                                                    1997       1996         1996            1995*
                                                                  ---------  ---------  -------------  ---------------
Per Share Operating Performance:
  Net asset value, beginning of period..........................  $    0.72  $    0.88    $    0.88       $    0.96

  Net investment income (loss)..................................       (.16)      (.20)        (.41)           (.12)

  Net realized and unrealized gain (loss) on investments........        .18        .10          .25             .04
                                                                  ---------  ---------       ------    ---------------
  Total from investment operations..............................        .02       (.10)        (.16)           (.08)

Dividends and distributions paid:

  From net realized gain........................................         --         --           --              --

  From net investment income....................................         --         --           --              --

  From capital..................................................         --         --           --              --
                                                                  ---------  ---------       ------    ---------------
  Total distributions...........................................         --         --           --              --
                                                                  ---------  ---------       ------    ---------------
Net asset value, end of period..................................  $    0.74  $    0.78    $    0.72       $    0.88
                                                                  ---------  ---------       ------    ---------------
                                                                  ---------  ---------       ------    ---------------
  Ratio/Supplemental Data: Total return (1).....................       4.17%**  (14.77)%**   (18.48)%        (20.01)%**
    Net Assets, end of period (in thousands)....................  $   1,005  $   1,111    $   1,008       $   1,341

Ratio of expenses to average net assets.........................      30.98%**   27.32%**     24.61%          24.62%**

Ratio of net investment income (loss) to average net assets.....     (28.40)%** (26.89)%**   (24.10)%        (22.86)%**
  Portfolio turnover............................................        149%**     343%**       339%            617%**


                                                                                  FOR THE YEARS ENDED JANUARY 31,
                                                             --------------------------------------------------------------------

                                                                1995   1994      1993       1992       1991       1990     1989
                                                             ------- -------- --------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
  Net asset value, beginning of period...................... $1.65 $    1.50 $    1.54 $    1.59  $    1.94  $    2.21  $    2.24
  Net investment income (loss)..............................  (.26)     (.24)     (.19)     (.20)      (.19)      (.19)      (.11)
  Net realized and unrealized gain (loss) on investments....  (.43)      .39       .15       .15       (.16)      (.08)       .08
                                                             ------- -------- --------  ---------  ---------  ---------  ---------
  Total from investment operations..........................  (.69)      .15      (.04)     (.05)      (.35)      (.27)      (.03)
Dividends and distributions paid:
  From net realized gain....................................   --      --         --         --         --         --         --
  From net investment income................................   --      --         --         --         --         --         --
  From capital..............................................   --      --         --         --         --         --         --
                                                             ------- -------- --------  ---------  ---------  ---------  ---------
  Total distributions.......................................   --      --         --         --         --         --         --
                                                             ------- -------- --------  ---------  ---------  ---------  ---------
Net asset value, end of period.............................. $0.96 $    1.65 $    1.50 $    1.54  $    1.59  $    1.94  $    2.21
                                                             ------- -------- --------  ---------  ---------  ---------  ---------
                                                             ------- -------- --------  ---------  ---------  ---------  ---------
  Ratio/Supplemental Data: Total return (1).................(41.82)%   10.00%    (2.60)%   (3.14)%   (18.04)%   (12.22)%    (1.34)%
    Net Assets, end of period (in thousands)................$1,472 $   2,627 $   2,496 $   2,648 $    2,844  $   3,691  $   4,563
Ratio of expenses to average net assets..................... 17.69%    12.66%    14.83%    15.13%     13.75%     12.74%      9.37%
Ratio of net investment income (loss) to average net assets.(15.63)   (11.40)%  (13.52)%  (13.13)%    (10.25%)   (8.75)%    (4.84)%
  Portfolio turnover........................................   289%      134%      221%      460%        211%      258%       121%


                                                                    1988       1987
                                                                  ---------  ---------
Per Share Operating Performance:
  Net asset value, beginning of period..........................  $    2.68  $    2.89
  Net investment income (loss)..................................       (.12)      (.14)
  Net realized and unrealized gain (loss) on investments........       (.32)      (.07)
                                                                  ---------  ---------
  Total from investment operations..............................       (.44)      (.21)
Dividends and distributions paid:
  From net realized gain........................................         --         --
  From net investment income....................................         --         --
  From capital..................................................         --         --
                                                                  ---------  ---------
  Total distributions...........................................         --         --
                                                                  ---------  ---------
Net asset value, end of period..................................  $    2.24  $    2.68
                                                                  ---------  ---------
                                                                  ---------  ---------
  Ratio/Supplemental Data: Total return (1).....................     (16.42)%    (7.27)%
    Net Assets, end of period (in thousands)....................  $   4,943  $   6,480
Ratio of expenses to average net assets.........................       7.00%      6.26%
Ratio of net investment income (loss) to average net assets.....      (3.64)%    (3.39)%
  Portfolio turnover............................................        228%       420%

------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

**  Annualized

                              FINANCIAL HIGHLIGHTS
                                      SAF

                                                                  UNAUDITED
                                                              NINE MONTHS ENDED    FOR THE YEAR    FOR THE PERIOD
                                                                                       ENDED       OCTOBER 1, 1994
                                                                  MARCH 31,          JUNE 30,     THROUGH JUNE 30,
                                                             --------------------  -------------  -----------------
                                                               1997       1996         1996             1995*
                                                             ---------  ---------  -------------  -----------------
Per Share Operating Performance:
    Net asset value, beginning of period...................  $    0.70  $    0.73    $    0.73        $    0.72
                                                             ---------  ---------       ------           ------
    Net investment income (loss)...........................       (.06)      (.05)        (.17)            (.03)

    Net realized and unrealized gain (loss) on investments         .07                     .14              .04
                                                             ---------  ---------       ------           ------
    Total from investment operations.......................        .01       (.05)        (.03)             .01

Dividends and distributions paid:
    From net realized gain.................................         --         --           --               --
    From net investment income.............................         --         --           --               --
    From capital...........................................         --         --           --               --
                                                             ---------  ---------       ------           ------
    Total distributions....................................         --         --           --               --
                                                             ---------  ---------       ------           ------
Net asset value, end of period.............................  $    0.71  $    0.68    $    0.70        $    0.73
                                                             ---------  ---------       ------           ------
                                                             ---------  ---------       ------           ------
    Ratio/Supplemental Data: Total return (1)..............       1.43%**   (9.59)%**    (4.38)%           1.85%**
      Net Assets, end of period (in thousands).............  $   4,227  $   4,609    $   4,581        $   5,735
Ratio of expenses to average net assets....................      12.19%**    8.80%**      8.14%            8.17%**
Ratio of net investment income (loss) to average net
  assets...................................................     (11.64)%**  (8.08)%**    (7.48)%          (7.23)%**

    Portfolio turnover.....................................        214%**     250%**       231%             505%**


                                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------------------------
                                                           1994     1993       1992       1991       1990       1989       1988
                                                           -----  ---------  ---------  ---------  ---------  ---------  --------
Per Share Operating Performance:
    Net asset value, beginning of period...................$0.87  $    0.64  $  0.67  $   0.57   $   0.84   $   0.60   $   0.91
                                                           ------ ---------  -------  --------   --------   --------   --------
    Net investment income (loss)........................... (.08)     (.05)     (.03)     (.02)      (.03)        --        --
    Net realized and unrealized gain (loss) on investments  (.07)      .28        --      (.12)      (.24)       .27       (.25)
                                                           ------ ---------  -------  --------   --------   --------   --------
    Total from investment operations....................... (.15)      .23      (.03)      .10       (.27)       .27       (.25)
Dividends and distributions paid:
    From net realized gain.................................  --         --        --        --         --       (.03)       --
    From net investment income.............................  --         --        --        --         --         --        --
    From capital...........................................  --         --        --        --         --         --      (.06)
                                                           ------ ---------  -------  --------   --------   --------   --------
    Total distributions....................................  --         --        --        --         --       (.03)     (.06)
                                                           ------ ---------  -------  --------   --------   --------   --------
Net asset value, end of period.............................$0.72  $    0.87  $  0.64  $   0.67   $   0.57   $   0.84   $   0.60
                                                           ------ ---------  -------  --------   --------   --------   --------
                                                           ------ ---------  -------  --------   --------   --------   --------
    Ratio/Supplemental Data: Total return (1).............(17.24)%   35.88%    (4.47)%   17.51%     (32.27)%   47.50%    (27.86)%
      Net Assets, end of period (in thousands)............$6,307  $  8,844   $ 7,254  $  8,539   $   8,392  $ 16,035   $ 13,572
Ratio of expenses to average net assets.................... 7.76%     5.79%     6.92%     7.16%       6.08%     6.65%      4.10%
Ratio of net investment income (loss) to average net
  assets...................................................(6.09)%   (4.63)%   (5.14)%   (3.29)%     (4.54)%    (.24)%     (.33)%
    Portfolio turnover.....................................  241%      300%      301%      267%         86%      208%       367%


                                                               1987       1986
                                                             ---------  ---------
Per Share Operating Performance:
    Net asset value, beginning of period...................  $    0.85  $    0.82
                                                             ---------  ---------
    Net investment income (loss)...........................        .02       (.01)
    Net realized and unrealized gain (loss) on investments         .12        .11
                                                             ---------  ---------
    Total from investment operations.......................        .14        .10
Dividends and distributions paid:
    From net realized gain.................................       (.06)      (.07)
    From net investment income.............................       (.02)        --
    From capital...........................................         --         --
                                                             ---------  ---------
    Total distributions....................................       (.08)      (.07)
                                                             ---------  ---------
Net asset value, end of period.............................  $    0.91  $    0.85
                                                             ---------  ---------
                                                             ---------  ---------
    Ratio/Supplemental Data: Total return (1)..............      15.83%     11.44%
      Net Assets, end of period (in thousands).............  $  20,662  $  19,866
Ratio of expenses to average net assets....................       3.06%      2.88%
Ratio of net investment income (loss) to average net
  assets...................................................      (2.13)%    (0.82)%
    Portfolio turnover.....................................        302%       375%

------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

**  Annualized

                              FINANCIAL HIGHLIGHTS
                                      SIF

                                                                       UNAUDITED        FOR THE YEAR    FOR THE PERIOD
                                                                   NINE MONTHS ENDED        ENDED       JANUARY 1, 1995
                                                                       MARCH 31,          JUNE 30,     THROUGH JUNE 30,
                                                                  --------------------  -------------  -----------------
                                                                    1997       1996         1996             1995*
                                                                  ---------  ---------  -------------  -----------------
Per Share Operating Performance:
    Net asset value, beginning of period........................  $    0.86  $    1.02    $    1.02        $    0.93
                                                                  ---------  ---------       ------          -------
    Net investment income (loss)................................       (.10)      (.03)        (.13)            (.02)
    Net realized and unrealized gain (loss) on investments......        .04       (.04)        (.03)             .11
                                                                  ---------  ---------       ------          -------
    Total from investment operations............................       (.06)      (.07)        (.16)             .09
Dividends and distributions paid:
    From net realized gain......................................         --         --           --               --
    From net investment income..................................         --         --           --               --
    From capital................................................         --         --           --               --
                                                                  ---------  ---------       ------          -------
Total distributions.............................................         --         --           --               --
                                                                  ---------  ---------       ------          -------
Net asset value, end of period..................................  $    0.80  $    0.95    $    0.86        $    1.02
                                                                  ---------  ---------       ------          -------
                                                                  ---------  ---------       ------          -------
    Ratio/Supplemental Data: Total return (1)...................      (9.30)%**  (8.82)%**   (15.53)%          19.36%**
      Net Assets, end of period (in thousands)..................  $   1,574  $   1,990    $   1,763        $   2,298
Ratio of expenses to average net assets.........................      15.47%**   11.75%**    10.60%            10.54%**
Ratio of net investment income (loss) to average net assets.....     (14.76)%**  (4.91)%**   (5.23)%           (4.24)%**
    Portfolio turnover..........................................        146**      316%**      382%              226%**


                                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------

                                                                1994   1993      1992       1991       1990       1989       1988
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
Per Share Operating Performance:
    Net asset value, beginning of period........................$1.42 $    1.38 $    1.49 $    1.12  $    1.32  $    1.22  $  1.32
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
    Net investment income (loss)................................ (.08)     (.06)     (.09)     (.06)      (.09)      (.08)     --
    Net realized and unrealized gain (loss) on investments...... (.41)      .10      (.02)      .43       (.11)       .18     (.09)
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
    Total from investment operations............................ (.49)      .04      (.11)      .37       (.20)       .10     (.09)
Dividends and distributions paid:
    From net realized gain......................................  --        --         --        --         --         --       --
    From net investment income..................................  --        --         --        --         --         --     (.01)
    From capital................................................  --        --         --        --         --         --       --
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
Total distributions.............................................  --        --         --        --         --         --     (.01)
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
Net asset value, end of period..................................$0.93 $    1.42 $    1.38 $    1.49  $    1.12  $    1.32  $  1.22
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
                                                                ----- --------- ---------  ---------  ---------  ---------  ------
    Ratio/Supplemental Data: Total return (1)..................(34.51)%    2.89%    (7.05)%   32.95%    (15.15)%     8.13%   (6.82)%
      Net Assets, end of period (in thousands).................$2,159 $   3,550 $   3,791 $   4,277  $   3,530  $   4,627  $   4,812
Ratio of expenses to average net assets........................  8.90%     6.48%     7.78%     7.88%     10.31%      8.95%    5.59%
Ratio of net investment income (loss) to average net assets.....(6.65)%   (4.52)    (6.09)%   (5.08%)    (7.27)%    (6.15)%    .13%
    Portfolio turnover..........................................  282%      179%      263%      245%       144%       165%      128%


                                                                    1987       1986
                                                                  ---------  ---------
Per Share Operating Performance:
    Net asset value, beginning of period........................  $    1.61  $    1.46
                                                                  ---------  ---------
    Net investment income (loss)................................        .01        .06
    Net realized and unrealized gain (loss) on investments......       (.30)       .09
                                                                  ---------  ---------
    Total from investment operations............................       (.29)       .13
Dividends and distributions paid:
    From net realized gain......................................         --         --
    From net investment income..................................         --         --
    From capital................................................         --         --
                                                                  ---------  ---------
Total distributions.............................................         --         --
                                                                  ---------  ---------
Net asset value, end of period..................................  $    1.32  $    1.61
                                                                  ---------  ---------
                                                                  ---------  ---------
    Ratio/Supplemental Data: Total return (1)...................     (18.01)%     10.27%
      Net Assets, end of period (in thousands)..................  $   5,659  $   8,133
Ratio of expenses to average net assets.........................       4.32%      3.97%
Ratio of net investment income (loss) to average net assets.....        .53%      1.84%
    Portfolio turnover..........................................         96%       129%

------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

**  Annualized

                              FINANCIAL HIGHLIGHTS
                                      STGF

                                                                                                FOR THE PERIOD
                                                                UNAUDITED        FOR THE YEAR   JANUARY 1, 1995
                                                               NINE MONTHS           ENDED       THROUGH JUNE
                                                             ENDED MARCH 31,       JUNE 30,           30,
                                                           --------------------  -------------  ---------------
                                                             1997       1996         1996            1995*
                                                           ---------  ---------  -------------  ---------------
Per Share Operating Performance:
    Net asset value, beginning of period.................  $    1.02  $    1.43    $    1.43       $    1.57
                                                           ---------  ---------  -------------  ---------------
    Net investment income (loss).........................       (.24)      (.24)        (.58)           (.22)
    Net realized and unrealized gain (loss) on
    investments..........................................       (.13)      (.07)         .17             .08
                                                           ---------  ---------  -------------  ---------------
    Total from investment operations.....................       (.37)      (.31)        (.41)           (.14)
Dividends and distributions paid:
    From net realized gain...............................         --         --           --              --
    From net investment income...........................         --         --           --              --
    From capital.........................................         --         --           --              --
                                                           ---------  ---------  -------------  ---------------
    Total distributions..................................         --         --           --              --
                                                           ---------  ---------  -------------  ---------------
Net asset value, end of period...........................  $    0.65  $    1.12    $    1.02       $    1.43
                                                           ---------  ---------  -------------  ---------------
                                                           ---------  ---------  -------------  ---------------
    Ratio/Supplemental Data: Total return (1)............     (48.04)%** (28.67)%**   (28.29)%        (17.84)%**
      Net Assets, end of period (in thousands)...........  $     332  $     599    $     542       $     799
Ratio of expenses to average net assets..................      40.64%**   30.14%**     25.19%          22.28%**
Ratio of net investment income (loss) to average net
  assets.................................................     (38.41)%** (29.67)%**   (24.78)%        (20.90)%**
    Portfolio turnover...................................        441%**     396%**       333%            615%**


                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
                                                          1994   1993      1992       1991       1990       1989       1988
                                                         ------ -------  ---------  ---------  ---------  ---------  ---------
Per Share Operating Performance:
    Net asset value, beginning of period.................$2.48  $    2.69  $   2.84   $   2.21   $   3.92    $  3.03   $   4.12
                                                         -----  ---------  --------   --------   --------    -------   --------
    Net investment income (loss)......................... (.45)     (.40)     (.33)     (.30)      (.41)      (.37)      (.30)
    Net realized and unrealized gain (loss) on
    investments.......................................... (.46)      .19       .18       .93      (1.30)      1.26       (.79)
                                                         -----  ---------  --------   --------   --------    -------   --------
    Total from investment operations..................... (.91)     (.21)     (.15)      .63      (1.71)       .89      (1.09)
Dividends and distributions paid:
    From net realized gain...............................  --         --         --         --         --         --         --
    From net investment income...........................  --         --         --         --         --         --         --
    From capital.........................................  --         --         --         --         --         --         --
                                                         -----  ---------  --------   --------   --------    -------   --------
    Total distributions..................................  --         --         --         --         --         --         --
                                                         -----  ---------  --------   --------   --------    -------   --------
Net asset value, end of period...........................$1.57  $    2.48  $   2.69   $   2.84   $   2.21    $  3.92   $   3.03
                                                         -----  ---------  --------   --------   --------    -------   --------
                                                         -----  ---------  --------   --------   --------    -------   --------
    Ratio/Supplemental Data: Total return (1)...........(36.69)%    (7.81)%   (5.28)%    28.51%    (43.62)%    29.37%    (26.46)%
      Net Assets, end of period (in thousands)........... $894  $   1,467  $  1,634   $  1,786   $  1,443    $ 2,675   $  2,178
Ratio of expenses to average net assets..................16.34%     11.94%    13.33%     14.10%     14.97%     12.14%      9.90%
Ratio of net investment income (loss) to average net
  assets................................................(14.79)%   (11.38)%  (12.45)%   (11.70)%   (12.60)%    (9.97)%    (8.55)%
    Portfolio turnover...................................  274%       128%      157%       318%       184%       116%       164%


                                                             1987       1986
                                                           ---------  ---------
Per Share Operating Performance:
    Net asset value, beginning of period.................  $    4.48  $    5.06
                                                           ---------  ---------
    Net investment income (loss).........................       (.27)      (.33)
    Net realized and unrealized gain (loss) on
    investments..........................................       (.09)      (.25)
                                                           ---------  ---------
    Total from investment operations.....................       (.36)      (.58)
Dividends and distributions paid:
    From net realized gain...............................         --         --
    From net investment income...........................         --         --
    From capital.........................................         --         --
                                                           ---------  ---------
    Total distributions..................................         --         --
                                                           ---------  ---------
Net asset value, end of period...........................  $    4.12  $    4.48
                                                           ---------  ---------
                                                           ---------  ---------
    Ratio/Supplemental Data: Total return (1)............      (8.04)%   (11.46)%
      Net Assets, end of period (in thousands)...........  $   3,119  $   3,779
Ratio of expenses to average net assets..................       6.34%      5.81%
Ratio of net investment income (loss) to average net
  assets.................................................      (4.88)%    (4.87)%
    Portfolio turnover...................................        196%       197%

------------------------

(1) Total return on the changes in net value of a share during the period and assumes reinvestment of distributions at net asset value.

*   The Fund's fiscal year-end was changed to June 30.

**  Annualized

                                      SAIF
                           Management's Discussion of
                            Performance of the Fund

    During its fiscal year ended June 30, 1996, the Fund's net asset value per share decreased 18.48%. The Fund experienced a net decrease in net assets from operations of approximately $231,000 as a result of a net realized gain from investment transactions of $74,000 offset by a net investment loss of $294,000 and unrealized depreciation of investments of $11,000.

    Portfolio turnover during the year, although high, was about half of the rate for the prior period and at year's end the Fund's portfolio consisted of investments in segments of the computer industry, communications, pharmaceutical, and radio and television equipment industries. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $294,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $6,000. The Fund's primary goal is to maximize capital appreciation.

    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                                     SAF
                         Management's Discussion of
                          Performance of the Fund

    During its fiscal year ended June 30, 1996, the Fund's net asset value per share decreased 4.38%. The Fund experienced a net decrease in net assets from operations of approximately $224,000, as a result of a net realized gain from investment transactions of $517,000 offset by a net investment loss of $388,000 and unrealized depreciation of investments of $353,000.

    Portfolio turnover during the year, although high, was less than half of the rate for the prior period and at year's end the Fund's portfolio consisted of investments in various segments of the computer industry, communications, medical instruments, motor vehicles, oil & gas drilling, pharmaceutical, and radio and television equipment industries. In addition, the Fund purchased call options in the expectation that the Fund would benefit from rising prices in these positions. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $388,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $34,000. Realization of current income is secondary to the Fund's pursuit of its primary goal of capital appreciation.

    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns, which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                                      SIF
                          Management's Discussion of
                           Performance of the Fund

    During its fiscal year ended June 30, 1996, the Fund's net asset value per share decreased 15.53%. The Fund experienced a net decrease in net assets from operations of approximately $334,000 as a result of a net realized gain from investment transactions of $48,000 offset by a net investment loss of $111,000 and unrealized depreciation of investments of $271,000.

    Portfolio turnover during the year was higher than the rate for the prior period as a result of positioning from U.S. Treasury Bonds to investments in stocks of various segments of the computer industry, communications, and medical instruments industries. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $111,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $114,000. Realization of capital appreciation is secondary to the Fund's primary goal of current income.

    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                                    STGF
                          Management's Discussion of
                           Performance of the Fund

    During its fiscal year ended June 30, 1996, the Fund's net asset value per share decreased 28.29%. The Fund experienced a net decrease in net assets from operations of approximately $219,000 as a result of a net realized loss from investment transactions of $130,000 and a net investment loss of $173,000 offset by unrealized appreciation of investments of $84,000.

    Portfolio turnover during the year, although high, was about half of the rate for the prior period and at year's end the Fund's portfolio consisted of investments in the computer industry, communications, pharmaceutical, and radio and television equipment industries. The Fund maintained an aggressive trading position with its assets almost fully invested in equity securities most of the year. The Fund's net investment loss of approximately $173,000 resulted from expenses after taking into account the Fund's investment income from dividends and interest of approximately $3,000. Realization of current income is secondary to the Fund's pursuit of its primary goal of capital appreciation.

    From time to time the Fund may quote its total return in advertisements or in reports or other communications to shareholders. A mutual fund's total return is a measurement of the overall change in value, including changes in share price and assuming reinvestment of all distributions, of an investment in the fund. Cumulative total return shows the fund's performance over a specific period of time. Average annual total return is the average annual compounded return that would have produced the same cumulative total return if the fund's performance had been constant over the entire period. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Average annual returns which differ from actual year-to-year results, tend to smooth out variations in a fund's returns.

                       SAIF Total Return vs S&P 500 Index

     Comparison of change in the value of a $10,000 investment in the Fund and the same investment in the S&P 500 Index for each fiscal year from February 1, 1986 to January 1, 1996; February
            1, 1995 to June 30, 1995; July 1, 1995 to June 30, 1996

            [A GRAPH APPEARS HERE WITH THE FOLLOWING PLOTTING POINTS]
--------------------------------------------------------------------------------
                         SAIF                           S&P
--------------------------------------------------------------------------------
                               STATUS OF                       STATUS OF
                                $10,000                         $10,000
PERIOD END   PERCENT CHANGE   INVESTMENT    PERCENT CHANGE    INVESTMENT
--------------------------------------------------------------------------------
2/1/86....          --.--      $  10,000          --           $  10,000
1/31/87...          (7.27)         9,273           33.87          13,387
1/31/88...         (16.42)         7,750           (3.32)         12,943
1/31/89...          (1.34)         7,646           20.07          15,541
1/31/90...         (12.22)         6,712           14.46          17,788
1/31/91...         (18.04)         5,501            8.40          19,282
1/31/92...          (3.14)         5,328           22.69          23,657
1/31/93...          (2.60)         5,189           10.58          26,160
1/31/94...          10.00          5,708           12.88          29,529
1/31/95...         (41.82)         3,321            2.59          30,294
6/30/95...          (8.33)         3,044           17.17          35,495
6/30/96...         (18.48)         2,481           26.00          44,724
--------------------------------------------------------------------------------

                        SAF Total Return vs S&P 500 Index

      Comparison of change in the value of a $10,000 investment in the Fund and the same investment in the S&P 500 Index for each fiscal year from October 1, 1985 to September 30, 1994; October 1, 1994 to June 30, 1995
                         and July 1, 1995 to June 30, 1996

             [A GRAPH APPEARS HERE WITH THE FOLLOWING PLOTTING POINTS]
--------------------------------------------------------------------------------
                         SAF                           S&P
--------------------------------------------------------------------------------
                               STATUS OF                     STATUS OF
                                $10,000                       $10,000
PERIOD END   PERCENT CHANGE   INVESTMENT   PERCENT CHANGE   INVESTMENT
--------------------------------------------------------------------------------
10/1/85...          --.--      $  10,000          --.--      $  10,000
9/30/86...          11.44         11,144          31.51         13,151
9/30/87...          15.83         12,908          43.27         18,841
9/30/88...         (27.86)         9,312         (12.54)        16,478
9/30/89...          47.50         13,735          32.97         21,911
9/30/90...         (32.27)         9,303          (9.23)        19,889
9/30/91...          17.51         10,932          31.17         26,088
9/30/92...          (4.47)        10,443          11.05         28,971
9/30/93...          35.88         14,190          13.00         32,737
9/30/94...          17.24         16,636           3.68         33,942
6/30/95...           1.39         16,867          20.19         40,795
6/30/96...          (4.38)        16,128          26.00         51,401
--------------------------------------------------------------------------------

                        SIF Total Return vs S&P 500 Index

       Comparison of change in the value of a $10,000 investment in the Fund and the same investment in the S&P 500 Index for each fiscal year from January 1, 1986 to December 31, 1994;
                      January 1, 1995 to June 30, 1995
                     and July 1, 1995 to June 30, 1996

             [A GRAPH APPEARS HERE WITH THE FOLLOWING PLOTTING POINTS]
--------------------------------------------------------------------------------
                         SIF                            S&P
--------------------------------------------------------------------------------
                               STATUS OF                       STATUS OF
                                $10,000                         $10,000
PERIOD END   PERCENT CHANGE   INVESTMENT    PERCENT CHANGE    INVESTMENT
--------------------------------------------------------------------------------
1/1/86....          --.--      $  10,000           --.--       $  10,000
12/31/86..          10.27         11,027           18.56          11,856
12/31/87..         (18.01)         9,041            5.10          12,461
12/31/88..          (6.82)         8,424           16.61          14,530
12/31/89..           8.13          9,109           31.69          19,135
12/31/90..         (15.04)         7,739           (3.10)         18,542
12/31/91..          32.95         10,289           30.47          24,192
12/31/92..          (7.05)         9,564            7.62          26,035
12/31/93..           2.89          9,840           10.08          28,660
12/31/94..         (34.51)         6,444            1.38          29,056
6/30/95...           9.68          7,068           20.21          34,928
6/30/96...         (15.53)         5,970           26.00          44,010
--------------------------------------------------------------------------------

                      STGF Total Return vs S&P 500 Index

    Comparison of change in the value of a $10,000 investment in the Fund and the same investment in the S&P 500 Index for each fiscal year from January 1, 1986 to December 31, 1994; January 1, 1995 to June 30, 1995
                         July 1, 1995 to June 30, 1996



           [A GRAPH APPEARS HERE WITH THE FOLLOWING PLOTTING POINTS]

                         STGF                               S&P
             ------------------------------      ---------------------------
                                 STATUS OF                         STATUS OF
                                  $10,000                          $10,000
PERIOD END   PERCENT CHANGE      INVESTMENT      PERCENT CHANGE   INVESTMENT
-----------  ---------------     ----------      --------------   ----------
    1/1/86          --.--        $   10,000         --.--         $   10,000
  12/31/86         (11.46)            8,854         18.56             11,856
  12/31/87          (8.04)            8,142          5.10             12,461
  12/31/88         (26.46)            5,988         16.61             14,530
  12/31/89          29.37             7,747         31.69             19,135
  12/31/90         (43.62)            4,368         (3.10)            18,542
  12/31/91          28.51             5,613         30.47             24,192
  12/31/92          (5.28)            5,317          7.62             26,035
  12/31/93          (7.81)            4,902         10.08             28,660
  12/31/94         (36.69)            3,103          1.38             29,056
   6/30/95          (8.92)            2,826         20.21             34,928
   6/30/96         (28.29)            2,026         26.00             44,010

                 DESCRIPTION OF CAPITAL STRUCTURE OF THE FUNDS
                             AND SHAREHOLDER RIGHTS

    Each Fund is organized as a common law trust under the laws of the District of Columbia and has outstanding only one class of shares of beneficial interest. All shareholders have equal voting rights, and all shares participate equally in dividends and other distributions by the respective Fund, and in the residual assets of such Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive rights and no conversion or subscription rights. The Funds do not hold regularly scheduled annual shareholders' meetings. Special meetings are called when required by applicable laws and regulations. No shareholder of any Fund shall be subject to any liability to any person in connection with the property or affairs of any such Fund.

    In addition, the governing documents of the Funds contain several other provisions relating to shareholders' rights that are uncommon to most other mutual funds. (a) Trustees hold office for a term of unlimited duration, (b) shareholders are not entitled to vote for or against any amendments to the Trust Indenture, (c) shareholders are not entitled to vote for or against a termination of the Fund, and (d) except as otherwise required by law, shareholders may call special meetings only upon a vote of 90% of the outstanding shares.

    As interpreted by the staff of the Securities and Exchange Commission, the 1940 Act provides shareholders of the Funds with certain rights with respect to removal of Trustees. Under these provisions, shareholders may remove one or more Trustees by declaration or vote of two-thirds of each Fund's outstanding shares. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund. Such Fund will comply with these procedures.

SPECIAL PROVISIONS OF SST

    Senior Securities. As a closed-end investment company, SST will have the authority to issue senior securities, including preferred shares, subject to the rules and regulations of the 1940 Act. The Trustees of the Fund have the authority to issue such senior securities upon such terms and in such amounts as they shall determine, subject to the 1940 Act. As of the date hereof, no such senior securities have been issued by SST, and the Trustees have no present intention of authorizing the issuance of senior securities.

    Anti-Takeover Provisions. Certain provisions of the Amended and Restated Trust Indenture of SST may be regarded as having an anti-takeover effect. Although the Trustees are not aware of any effort that might be made to obtain control of the Fund upon consummation of the Merger, the Trustees believe it is appropriate to include certain provisions as part of the Fund's Amended and Restated Trust Indenture. These provisions have the effect of virtually precluding any type of takeover attempt not negotiated with the Trustees pursuant to which shareholders might be offered a premium over prevailing market prices. In addition, these provisions will have the effect of rendering it more difficult to remove a Trustee and may have the effect of perpetuating the current management and investment advisor. The Trustees, however, concluded that potential benefits of the provisions outweigh possible disadvantages and that such provisions are in the best interests of SST and the shareholders. The Trustees believe the adoption of these provisions encourage potential acquirors to negotiate directly with the Trustees, who the Trustees believe are in the best position to act on behalf of all shareholders. Furthermore, the Trustees have the ability to waive certain of these restrictions, provided that certain transactions are approved by the Trustees prior to any person acquiring 10% or more of the outstanding shares of SST.

    The following discussion is a general summary of the material provisions of the Amended and Restated Trust Indenture of SST, which may be deemed to have such an "anti-takeover" effect. The description of these provisions is necessarily general and reference should be made in each case to the complete documents set forth in Exhibit B hereto.

        1. Election and Removal of Trustees. Trustees are chosen for a term of unlimited duration. Trustees may only be removed by a vote of 90% of the remaining Trustees or a vote of two-thirds of the shareholders.

        2. Meetings of Shareholders. Special meetings of the Shareholders may be called at any time by the Chairman or by a majority of the Trustees, and shall be called upon written request of shareholders holding in the aggregate not less than ninety percent (90%) of the outstanding shares having voting rights. The Trustees shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of Trustees when requested to do so by the record holders of not less than 10% of the outstanding shares of the Fund.

        3. Absence of Cumulative Voting. The Amended and Restated Trust Indenture provides that there shall not be cumulative voting by shareholders for the election of Trustees. The absence of cumulative voting rights means that holders of a majority of the shares voted at a meeting of shareholders may, if they so choose, elect all Trustees to be selected, thus precluding minority shareholder representation among the Trustees. Other than a provision of the Act requiring every shareholder to have equal voting power, no provision of the Act requires cumulative voting.

        4. Restrictions on Acquisitions of Shares of SST. The Amended and Restated Trust Indenture provides that for a period of five years from the effective date of the approval of the Merger, no person may acquire, directly or indirectly, the beneficial ownership of more than 10% of the Fund shares, unless such offer or acquisition shall have been approved in advance by a two-thirds vote of the Fund's Continuing Trustees. In addition, no shares beneficially owned in violation of the foregoing percentage limitation, as determined by the Trustees, shall be entitled to vote in connection with any matter submitted to shareholders for a vote. The restriction on voting shares beneficially owned in violation of the foregoing limitation is imposed automatically. In order to prevent the imposition of such restriction, the

    Trustees must take affirmative action approving in advance a particular offer to acquire or acquisition.

        5. Approval of Certain Business Combinations. If an individual or other entity, together with its affiliates, acquires 10% or more of the outstanding shares of SST ("Related Person"), certain transactions with the Related Person, as well as the decision to reclassify or recapitalize shares of SST or dissolve or liquidate SST require the affirmative vote of either
    (a) two-thirds of the Trustees who are not affiliated with the Related Person and were Trustees prior to the date the Related Person became a Related Person or (b) at least 80% of the outstanding shares of SST entitled to vote and at least a majority of such outstanding shares not including shares deemed beneficially owned by the Related Person.

    Not redeeming your shares prior to the Merger will result in the above anti-takeover provisions applying to all shareholders equally should the Merger be consummated and the Amended and Restated Trust Indenture be approved by shareholders of SST at the Meeting.


REDEMPTION OF SHARES PRIOR TO MERGER

    Shareholders of the Funds do not have appraisal or other dissenter's rights with respect to the Merger. Any Fund shareholder however may redeem his or her shares prior to the closing date of the Merger at net asset value. The proceeds will be paid by check within seven business days after receipt of a redemption request.

    The current redemption procedures are as follows:

    Accounts without share certificates--A signed request (all joint owners must sign) stating the amount to be withdrawn must be made to Steadman Security Corporation, 1730 K Street, N.W., Washington, D.C. 20006. For amounts more than $1,000, a "signature guarantee" will be necessary from a commercial bank or trust company. Signature guarantees shall be accepted from all eligible guarantor institutions, which include domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

    Instant Liquidity (by telephone)--Any amount may be withdrawn by telephone by calling 1-800-424-8570 on any business day if telephone withdrawals have been previously authorized on the Investment Application. Telephone instructions from any person representing himself or herself to be a shareholder or a shareholder's representative, and believed by SSC, as Transfer Agent for the Fund, to be genuine will be acted upon. No Fund nor the Transfer Agent will be liable for following unauthorized instructions communicated by telephone that they reasonably believe to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

    Accounts with share certificates--The signed share certificates (all joint owners must sign) together with a "signature guarantee" from an eligible guarantor institution (see "Accounts without share Certificates," above) and a written request that the certificates be redeemed, must be submitted to SSC at the above address.

    Requests for redemption by corporations, executors, administrators, trustees or guardians may require further documentation.

    The proceeds of redemptions are paid by check within seven days after receipt of a request for redemption that complies with the procedures set forth above. Proceeds may also be wired to a bank or trust company if wire transfers have been previously authorized on the Investment Application. When a personal or corporate check was used to purchase the shares, redemption proceeds will be released only when bank clearance on the check has been received. This procedure could take up to seven days after the purchase date and can be avoided by submitting a certified check along with the purchase order. Also, there may be a charge if a shareholder uses a broker-dealer to repurchase the Fund's shares.

    The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than weekends and holidays; or (b) as permitted by the Securities and Exchange Commission.

REDEMPTION OF SHARES AFTER MERGER

    Shareholders of SST will have a one-time opportunity to redeem their SST shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger.

    This one-time redemption procedure will be as follows:

        On the fifth anniversary date of the Merger, SST will publish a notice in a national newspaper of general circulation that all SST shareholders shall have the right to redeem all or such portion of their shares of SST as may be submitted to SST on or before the thirtieth day following the date of publication of such notice. The purchase price for each such share so redeemed will be the net asset value of the shares of SST determined as of the close of business on the thirtieth day following the date of publication of such notice, or if such day is a Saturday, Sunday, or legal holiday, then such determination will be made as of the close of the business on the first business day immediately preceding such thirtieth day. Net asset value per share will be calculated by determining the aggregate value of SST's assets less its total unpaid liabilities as of such date, which amount will be divided by the total number of SST shares then outstanding.


MARKET FOR SHARES OF SST

    Currently SST Shares Are Not Traded In Any Market. As of June 30, 1997, the pro forma net asset value of SST was $7.52 per share. Upon the effectiveness of the Merger, SST will become a closed-end investment company, and shares of SST will not be redeemable. It is expected that shares of SST will be traded either on the Chicago Stock Exchange, if accepted for listing, or in the over-the-counter market; however, there can be no assurance that a market will develop for shares of SST or if a market develops, at what price SST shares may be bought or sold. Management has been unable to locate a broker-dealer who will agree act as a market maker in SST shares. It is anticipated that shares of SST will trade at a substantial discount from their net asset value, which discount may be greater than the discount at which shares of closed-end funds are normally traded.

    The Trustees have the authority to use up to $500,000 of SST assets to purchase SST shares in the open market, from time to time, in such amounts as the Trustees determine to be in the best interests of the Fund. Such purchases will be made at the market price for SST shares, which may be at a substantial discount from net asset value.

                            MANAGEMENT OF THE FUNDS

    Under the laws of the District of Columbia, the Trustees are responsible for managing the business and affairs of the Funds. Each Fund has entered into an investment advisory agreement (the "Advisory Agreement") with SSC (sometimes referred to herein as the "Advisor") which has its principal offices at 1730 K Street, N.W., Washington, D.C. 20006. Upon the effectiveness of the Merger, SSC will continue to be the Advisor to SST.

    All voting stock of SSC is owned by United Securities, Inc., a Maryland corporation whose sole shareholders are two of Mr. Charles W. Steadman's adult children, Carole S. Kinney and Charles T.W. Steadman, and Mrs. Consuelo M. Steadman, Mr. Charles W. Steadman's wife. Mr. Steadman has a long-term employment contract with the Advisor under which he may be deemed a control person.

    Since commencing business through its predecessor, William Allen Steadman & Company, in 1932, the Advisor has principally engaged in the business of providing continuous investment supervision for the Funds. Under the terms of the Advisory Agreement, the Advisor manages the investments of each Fund and is responsible for overall management of its business affairs subject to supervision of the Trustees. Charles W. Steadman, Chairman of the Board of Trustees and President of each Fund, is primarily responsible for the day-to-day management of the Funds' portfolios. He has been in mutual fund management for the past 29 years as Chairman of the Board and President of Steadman Security Corporation. As compensation for its services, each Fund pays to the Advisor a monthly advisory fee at the annual rate of 1% of the first $35,000,000 of the average daily net asset value of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all on all sums in excess thereof. The advisory fee is higher than that paid by many other investment companies. SSC also receives certain other fees, which are described in the Statement of Additional Information.

    The Advisor also receives reimbursements from each Fund for salaries and benefits of its employees who perform directly attributable functions to such Fund other than investment advisory and shareholder services. These functions include: fund accounting, reviewing the Fund's internal financial reports; coordinating the editing, printing and mailing of reports to the Fund's shareholders; internal audit of the Fund's books, transactions, and daily pricing; compliance with SEC regulation, including registration; preparation of materials for Trustees' meetings; legal and other administrative functions; and clerical assistance.

                               LEGAL PROCEEDINGS

    The Funds are not parties to any material legal proceedings; however, the Funds have been threatened with litigation to prevent consummation of the Merger. In 1993 the Funds entered into a Settlement Agreement with approximately 47 states with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own shares in the Funds, which as of March 31, 1997 had a net asset value of approximately $1 million. The Shareholder States are represented by the UPCH, which has advised the Funds that it does not believe the Merger should take place because the UPCH believes that after the Merger SST shares will trade at a substantial discount from net asset value, and the Shareholder States will receive substantially less from the sale of their shares after the Merger than if those shares were redeemed at net asset value. The UPCH told the Funds that it is prepared to recommend to the Shareholder States that they commence litigation to prevent the consummation of the Merger unless the restriction on their ability to redeem shares of the Funds prior to February 14, 1998 is removed. The Trustees believe that the delay and further expense which would result from such potential litigation is not in the best interest of the shareholders. Accordingly, the Funds have unconditionally agreed to remove the restriction on the redemption of shares and to redeem prior to the Merger all of the shares of the Funds owned by the Shareholder States upon their request. The Shareholder States have no rights, priorities, or preferences over any other shareholders of the Funds.


                       SELECTION OF INDEPENDENT AUDITORS

                                 PROPOSAL NO. 2
                 (TO BE VOTED ON BY SHAREHOLDERS OF ALL FUNDS)

    The Trustees of all of the Funds including a majority of the Trustees who are not Interested Persons have selected the firm of Reznick Fedder & Silverman as independent auditors to examine the financial statements of each of the Funds for the current fiscal year and for SST after completion of the Merger. The Trustees know of no direct or indirect financial interest of such firm in the Funds. The firm of Coopers & Lybrand L.L.P., which had been the independent auditors for the year ended June 30, 1996, advised the Trustees on January 13, 1997 that they had resigned as auditor of the Funds. In its letter of resignation, the firm of Coopers & Lybrand, L.L.P. stated that it had no disagreements with the Funds' management concerning the scope of its services to the Funds or with the Funds' accounting policies.

    The selection of independent auditors is subject to the ratification or rejection by the shareholders of each of the Funds. If the shareholders approve, the firm of Reznick Fedder & Silverman will serve as the independent auditors of each of the Funds until the next meeting of shareholders. Unless otherwise indicated, signed proxies will be voted in favor of the ratification of the selection of such independent auditors. The Trustees recommend that shareholders of the Funds for "FOR" proposal 2.

    Representatives of Reznick Fedder & Silverman are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

                              ELECTION OF TRUSTEES
                                       OF
                            STEADMAN ASSOCIATED FUND


                                 PROPOSAL NO. 3
                       (TO BE VOTED ON BY SHAREHOLDERS OF
                         STEADMAN ASSOCIATED FUND ONLY)

ELECTION OF TRUSTEES

    Three Trustees have been nominated for election by the shareholders of SST. Pursuant to the terms of the Amended and Restated Trust Indenture of SST, Trustees shall be chosen for a term of unlimited duration, and shall hold office until their successors shall be elected and qualified, provided that the term of office will be terminated in the event of death, resignation, bankruptcy, adjudicated incompetence or other incapacity to serve. The Trustees of SST recommend that shareholders vote "FOR" the nominees being proposed.

    Currently the Fund has four Trustees, one of whom, Paul F. Wagner, was appointed by the remaining trustees October 14, 1992 to fill a vacancy. This is the first shareholders meeting since that date, and accordingly the shareholders are being asked to approve Mr. Wagner's appointment. Two additional persons have been nominated to serve as Trustee, William Mark Crain and Richard O. Haase. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Trustees to be elected by the shareholders.

    The Trustees of SST know of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Trustees may recommend.
                                       57

    Certain information concerning the Trustees and the nominees is set forth below.

                                                                                                                 SHARES OF
                                                                      PRINCIPAL                                     SST
                                                                  OCCUPATION DURING                            BENEFICIALLY
                                                                 PAST FIVE YEARS AND               TRUSTEE       OWNED AT
NAME AND ADDRESS                              AGE                PUBLIC DIRECTORSHIPS               SINCE     APRIL 15, 1997
----------------------------------------      ---      ----------------------------------------  -----------  ---------------
Paul A. Bowers, M.D.                              85   Emeritus Professor, Obstetrics and
                                                       Gynecology, Jefferson Medical College
                                                       (ret.); Trustee of each of the Steadman
                                                       Funds                                           1978            -0-
William Mark Crain*                               45   Professor of Economics and Research
                                                       Associate with the Center for Study of
                                                       Public Choice, George Mason University        --                -0-
Richard O. Haase*                                 62   Vice President, Maiden, Haase & Smith, a
                                                       real estate valuation company                 --                -0-
Vice Admiral John T. Hayward USN (Ret.)           85   Vice Admiral, U.S.N. (ret.); Trustee of
                                                       each of the Steadman Funds                      1973            -0-
Charles W. Steadman                               82   Chairman of the Board and President of
                                                       Steadman Security Corporation and of
                                                       each of the Steadman Funds                      1968         16,425
Paul F. Wagner*                                   78   Chairman, Wagner, Hines & Avery, Inc., a
                                                       Washington, D.C. public affairs firm,
                                                       Trustee of each of the Steadman Funds           1992            -0-

------------------------

*   Nominee for election.

COMMITTEE AND MEETINGS OF TRUSTEES

    The Board of Trustees of SST acts as a committee of the whole, and accordingly there are no special committees of the Board. During the fiscal year ended June 30, 1997, the Trustees of the Fund held six meetings. All of the Trustees then in office attended at least 80% of the total number of meetings of the Trustees during such period.

INTERESTED PERSONS

    SST considers Mr. Charles W. Steadman to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act as a result of the position he holds with Steadman Security Corporation ("SSC"), the Fund's investment adviser. Mr. Steadman is the Chairman and President of the Fund.

COMPENSATION OF TRUSTEES

    SSC, the investment adviser for SST, pays all compensation of all officers of the Fund and all Trustees of the Fund who are affiliated with SSC. The Fund pays each Trustee who is not affiliated with SSC a fee of $300 for each meeting attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. These fees and expenses for the fiscal year ended June 30, 1997 totaled $4,844. After the Merger, the Trustees will continue to be compensated at the same level.

OFFICERS OF SST

    The Trustees of SST have elected the following persons as executive officers of the Fund. The principal business address of each officer is 1730 K Street, N.W., Washington, D.C. 20005. The following sets forth information concerning each of these officers:

                                                                                                 TOTAL COMPENSATION*
                                                                                          --------------------------------
       NAME AND PRINCIPAL
           OCCUPATION
      DURING THE PAST FIVE                                                     OFFICER
             YEARS                          OFFICE                  AGE         SINCE      SALARY      BONUS      OTHER
-----------------------------------  --------------------------   -------    -----------  ---------  ---------  ----------

Charles W. Steadman                  President**                    82         1968       $  75,000     -0-        -0-
Max Katcher                          Executive Vice President,
                                     Treasurer and Secretary**      67         1972       $  26,000     -0-        -0-


------------------------

*   For the year ended June 30, 1997

** Upon consummation of the Merger, Mr. Steadman's annual salary to be paid by SST will be $113,000 and Mr. Katcher's annual salary to be paid by SST will be $60,000.

                      RATIFICATION OF AMENDED AND RESTATED
                  TRUST INDENTURE OF STEADMAN SECURITY TRUST,
                               DATED MAY 2, 1997


                                 PROPOSAL NO. 4
                       (TO BE VOTED ON BY SHAREHOLDERS OF
                         STEADMAN ASSOCIATED FUND ONLY)

    In connection with the proposed Merger, the Trustees of SST have amended and restated the Trust Indenture of the Fund to provide among other things for the change of the Fund's name from Steadman Associated Fund to Steadman Security Trust and the change from an open-end investment company to a closed-end investment company. A complete copy of the Amended and Restated Trust Indenture of Steadman Security Trust with amendments through May 2, 1997 ("Amended and Restated Trust Indenture") is set forth on Exhibit B to this Proxy Statement and Prospectus. The shareholders of SST are being asked to ratify and confirm the Amended and Restated Trust Indenture.

    The following summary of the Amended and Restated Trust Indenture is qualified in its entirety by reference to Exhibit B to this Proxy Statement and Prospectus. For a discussion of the change from an open-end investment company to a closed-end investment company, see "Difference Between Operations of SST as an Open-End and Closed-End Investment Company."

    The Amended and Restated Trust Indenture incorporates all prior amendments to the trust indenture which have taken place since it was previously adopted by SST (or its predecessor fund) in 1939. The Amended and Restated Trust Indenture reflects the change of SST from an open-end investment company to a closed-end investment company and incorporates such other changes as are necessary to operate SST as a closed-end investment company. In addition, the duration of the Fund has been extended to February 23, 2034.

    The Amended and Restated Trust Indenture eliminates the obligation of SST to redeem outstanding shares of the funds as required of an open-end investment but not required of a closed-end investment company. However, shareholders will have a one-time opportunity to redeem their SST shares at net asset value during a thirty-day period commencing on the fifth anniversary date of the Merger.

    The Amended and Restated Trust Indenture also reflects the current fee arrangements entered into with Steadman Security Corporation, SST's advisor. Additionally, it permits SST's advisor to execute portfolio transactions for SST through such entities as the advisor determines, in its discretion, will render satisfactory service to SST at standard and/or negotiated commission rates. The Amended and Restated Trust Indenture also reflects renaming of SST from the Steadman Associated Fund to the Steadman Security Trust.


    By ratifying the Amended and Restated Trust Indenture, shareholders are voting to change the fundamental investment policy of SST from capital growth to current income. Upon the receipt of shareholder approval, the fundamental investment policy of the Fund will be changed to seek current income as its primary objective. As its secondary objective, SST seeks to maximize total return but only to the extent consistent with its primary objective.

    By ratifying the Amended and Restated Trust Indenture, shareholders are ratifying certain existing and proposed provisions of the Amended and Restated SST Trust Indenture that help the Fund maintain its status as an independent, publicly-owned investment company, and render a hostile takeover more difficult, particularly the provisions relating to super majority voting in connection with certain business combinations and the limitations imposed on the voting rights of any investor who acquires more than 10% of SST's shares. These provisions include unlimited terms for trustees, limitations on the ability of shareholders to remove trustees, limitations on the calling of special meetings and non-cumulative voting in the election of trustees. For a more detailed discussion of these provisions and their effect on shareholder rights, see "Description of Capital Structure of the Funds and Shareholders Rights--Special Provisions of SST."

                      INFORMATION CONCERNING THE MEETINGS

THE MEETINGS

    The Meetings of the Funds will be held at       Hotel, Washington, D.C.
2000? at 9:30 a.m., Washington, D.C. time, on       , 1997 and any adjournments
thereof. At the Meetings, shareholders of the Funds will be asked to consider and vote upon Proposal No. 1, approval of the Merger Agreement, and the transactions contemplated thereby, and (b) ratification of the selection of independent auditors for each Fund (Proposal No. 2), and in addition shareholders of SST will be asked to (c) elect trustees (Proposal No. 3), and
(d) ratify the Amended and Restated Trust Indenture of SST, which includes the change of SST from an open-end investment company to a closed-end investment company and changing the Fund's fundamental investment policy from capital growth to current income (Proposal No. 4).

RECORD DATE; VOTE REQUIRED; SHARE INFORMATION

    The Trustees of each Fund have fixed the close of business on       , 1997
as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Pursuant to the requirements of the 1940 Act, the affirmative vote of a majority of the outstanding shares of each of the Funds, voting separately, cast in person or by proxy at the Meetings and entitled to vote at the Meetings is required for approval of Proposal No. 1. Each shareholder of a Fund will be entitled to one vote for each share held of record at the close of business on the Record Date. Shareholders of each of the Funds will vote on the Merger and the Selection of Independent Auditors. Only shareholders of SST will vote on the election of Trustees of SST and the ratification of the Amended and Restated Trust Indenture, including changing the fundamental investment policy of SST. Proposal No. 2 requires the affirmative vote of a majority of the outstanding shares of each of the Funds, voting separately, cast in person or by proxy at the Meetings. Proposals No. 3 and No. 4 require the affirmative vote of a majority of the outstanding shares of SST cast in person or by proxy at the Meetings.


    At the close of business on the Record Date, there were       shares of
SAIF,       shares of SAF,       shares of SIF and       shares of STGF
issued and outstanding. The presence in person or by proxy of the holders of 33% of shares of each Fund constitutes a quorum for the transaction of business at such Fund's Meeting. To the knowledge of the Trustees, as of the Record Date, no person owned or record or beneficially more than 5% of the outstanding shares of any Fund and no person could be deemed a "control person" as defined in the 1940 Act.

    In the event a quorum does not exist as to one or more of the Funds on the date originally scheduled for its Meeting, or, subject to approval of the Trustees, for other reasons, one or more adjournments of the Meetings may be sought by the Trustees. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at such Meeting (or any adjournment thereof) in person or by proxy. The persons named as proxies will vote all shares represented by proxies which they are required to vote in favor of the a Proposal and all signed proxies to which no instruction on a Proposal is given, in favor of an adjournment for the purpose of considering such Proposal at such adjourned meeting, and will vote all shares which they are required to vote against the Proposal, against an adjournment for the purpose of considering such Proposal at such adjourned meeting.

PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. Signed proxies for which no instruction is given on a particular Proposal will be voted "FOR" the Proposal.

    Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may, as record holder, vote such shares on the respective Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted ("broker non-votes"). Abstentions will be counted as present for purposes of determining a quorum, will be counted as a vote cast at the Meeting, and will have the same effect as a vote against such Proposal. Broker non-votes will be counted as present for determining a quorum but will not be counted as a vote cast. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of the Fund at 1730 K Street, N.W., Washington, D.C. 20006; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

COSTS OF THE SOLICITATION AND THE REORGANIZATION

    All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus to over 18,500 shareholders, will be shared proportionately by the Funds, based upon the net asset value of each of the Funds as of the date the Merger Agreement is signed. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of SSC, the Trust's investment adviser, personally or by telephone or telegraph.

    Expenses of the Merger and the conversion of SST to a closed-end fund will be paid as set forth in the Merger Agreement. All out-of-pocket expenses of the Funds associated with the Merger, including Fund accounting and transfer agent expenses, printing, postage, and mailing expenses for over 18,500 shareholder accounts, filing and application fees, and legal fees will be borne by the Funds proportionately to each Fund's net asset value.

                                 MISCELLANEOUS

FINANCIAL INFORMATION

    Financial information as to SST and the other Funds is available without charge upon written request to the Fund at 1730 K Street, N.W., Washington, D.C. 20006, and in its audited financial statements as of June 30, 1996 which are included in the Statement of Additional Information.

PUBLIC INFORMATION

    SST is registered under the 1940 Act and is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, files reports, proxy statements and other information with the SEC. SIF, SAIF and STGF are also registered under the 1940 Act and are required to file reports with the SEC under the 1940 Act. Proxy materials, reports, and other information about SST, SIF, SAIF, and STGF which have been filed with the SEC and are of public record, can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. This registration statement, including all exhibits and schedules, and such other information as may have been incorporated by reference herein, may also be accessed electronically by means of the SEC's site on the World Wide Web at http://www.sec.gov.

                                 OTHER BUSINESS

    The Trustees of the Funds know of no business other than the matters specified above which will be presented at the Meetings. Since matters not known at the time of the solicitation may come before the Meetings, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meetings, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                     By Order of the Boards of Trustees
                                                of
                                     Steadman American Industry Fund
                                     Steadman Associated Fund
                                     Steadman Investment Fund
                                     Steadman Technology and Growth Fund


                                     Max Katcher, Secretary
                                     July       , 1997

PART B: INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

ITEM 10. COVER PAGE

                      STATEMENT OF ADDITIONAL INFORMATION

                              July ____ , 1997

                          STEADMAN SECURITY TRUST
                  (formerly the Steadman Associated Fund)


1730 K Street N.W.
Washington, D.C. 20006
Telephone: (202) 223-1000
Toll Free: (800) 424-8570

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Steadman Security Trust (formerly the Steadman Associated Fund) bearing the same date. Requests for copies of the prospectus should be made by writing to Steadman Security Corporation, 1730 K Street NW, Washington DC 20006, or by calling one of the telephone numbers listed above.

    No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus bearing the same date and, if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

    This Statement of Additional Information does not constitute an offer to sell securities.

ITEM 11. TABLE OF CONTENTS

            Table of Contents.........................Page No.

            Investment Techniques ....................  B-2
            Options on Stock Indices..................  B-2
            Portfolio Diversification.................  B-3
            Tax Status................................  B-3
            Portfolio Turnover........................  B-4
            Other Investment Techniques...............  B-5
            Performance Information ..................  B-5
            Trustees and Officers of the Fund.........  B-5
            Principal Shareholders....................  B-6
            Investment Advisory and Transfer Agent
              Fees....................................  B-6
            Distribution Expense......................  B-8

            Portfolio Transactions and Brokerage
              Commissions.............................  B-8
            Shareholder Investment Plan...............  B-10
            Independent Accountants                     B-10
            Financial Statements and Related
              Information.............................  B-10

ITEM 12. ADDITIONAL INFORMATION ABOUT THE REGISTRANT.

ITEM 13. ADDITIONAL INFORMATION ABOUT THE COMPANY BEING ACQUIRED.

    The following information relates to the Fund and the Other Funds being merged into the Fund. Upon completion of the merger of the Fund and the Other Funds, the Fund will become a close-end management investment company under the name Steadman Security Trust. The Other Funds comprise the Steadman Investment Fund, the Steadman American Industry Fund and the Steadman Technology and Growth Fund.

INVESTMENT TECHNIQUES

    The following information supplements and should be read in conjunction with the section of the Fund's Prospectus entitled "Investment Policies, Objectives and Techniques".

OPTIONS ON STOCK INDICES

    Options on stock indices operate in much the same way as options on common stock, except that the underlying instrument, rather than being a stock, is a stock index such as the Standard & Poor's 500 Stock Index.

    The Fund will utilize various investment techniques involving options on stock market indices so as to enhance income. Call or put options may be purchased or sold on these indices depending upon the market conditions as viewed by the Advisor. The opportunity to realize a gain or loss on the purchase or sale of an index option is based upon movements in the level of prices in the stock market generally rather than changes in price of an individual stock. Successful use of index option techniques is therefore dependent upon the Advisor's ability to predict correctly movements in the stock market in general or the index of underlying stocks in particular, and this requires skills and techniques different from those involved in predicting the price level change of individual stocks.

    When purchasing a call on an index as an initial transaction, the maximum gain is unlimited while the risk is limited to the amount of the premium paid for the call. In selling a call on an. index as an initial transaction, the maximum gain is the amount of the premium realized in the sale of the call whereas the risk is not limited by the price of an underlying security. When purchasing a put on an index as an initial transaction, the maximum gain is the difference between the exercise price and zero while the risk is limited to the amount of the premium paid for the put. In selling a put on an index as an initial transaction, the maximum gain is the. amount of the premium realized in the sale of the put whereas the risk is the difference between the exercise price and zero.

    The Fund will cover call options on indexes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the guidelines established by the SEC with respect to coverage of options strategies. Nevertheless, where the Fund covers a call option on an index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Advisor will monitor and make appropriate adjustments to insure that the Fund is adequately covered if the index and the underlying securities diverge.

    The Fund will cover put options on indexes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the guidelines established by the SEC with respect to coverage of options strategies.

PORTFOLIO DIVERSIFICATION

    The Fund has elected to qualify as a "non-diversified investment company", as defined under Section 5(b)(2) of the Investment Company Act of 1940, so that the Fund may invest its assets in the securities of a small number of issuers. This subjects the Fund's portfolio directly to the increase or decrease in the particular investment. Thus, the opportunity for gain and the risk of loss arc not spread over as broad a base as would be the case in a "diversified" company. While diversification spreads the risk of loss over a broader base, it also restricts the ability of the Advisor to take maximum advantage of investment opportunities that it determines are in the best interest of the Fund.

    The Fund will limit its investments in the securities of a small number of issuers only when the Advisor determines that it is in the best interest of the Fund to do so.

TAX STATUS

    Currently, the Fund does not qualify as a regulated investment company ("RIC") taxable under the rules of Sections 851-855 of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund is taxed under the normal rules of the Code applicable to C corporations. It is anticipated that such tax status as a non-RIC shall continue indefinitely.

    In the event the Fund qualifies as a RIC in the future, distributions of any taxable net investment income and of any excess of net short-term capital gain over net long-term capital loss and capital loss carryovers, if any, will be taxable to shareholders as ordinary income. Further, in qualifying years, to the extent that long-term capital gains exceed short-term capital losses and any capital loss carry forwards, they may be distributed to shareholders and, if distributed, will be taxable to the shareholders as long-term capital gain.

    Distributions from the Fund currently are taxable under the normal corporate tax rules because the Fund is not a RIC for federal income tax purposes. Non-redemption cash distributions to shareholders constitute ordinary dividend income if such distributions are out of the corporation's current or accumulated earnings and profits. Thereafter, the distributions are a non-taxable return of basis to the extent of the recipient's tax basis for the recipient's shares. Any distributions in excess of earnings and profits and in excess of such tax basis constitute gain from a deemed sale or exchange of the shares.

    Redemption distributions may be taxable under the rules described above, or such redemptions may be treated for federal income tax purposes as a sale or exchange of the redeemed shares. Such characterization depends upon the application to the recipient of Section 302(b) of the Code. A redemption distribution may be a sale or exchange of the redeemed shares for tax purposes if it is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is in complete termination of a shareholder's interest in the corporation, or is a redemption from a noncorporate shareholder in partial liquidation of the distributor (all within the technical meanings of Section 302(b)). Such determinations are highly individualized. Shareholders must consult with their own tax advisors concerning the effect to them of any redemption distribution from the Fund.

    Special rules apply for federal income tax purposes if the Fund makes a distribution of its assets in kind (which could be a liquidating distribution from the Fund or a non-liquidating distribution). Other special tax rules apply if the Fund makes a distribution of its shares or rights to acquire its shares to its shareholders with respect to their Fund shares. No such distributions are contemplated currently by the Fund so an explanation of these rules is beyond the scope of this discussion.

    Under the federal income tax law, the Fund is required to report to the Internal Revenue Service all dividend distributions. Under the backup withholding provisions, all distributions by the Fund may be subject to withholding of federal income tax at the rate of 31 % in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification numbers and with required certifications regarding their status under federal income tax laws. If the withholding provisions are applicable, any such distributions will be reduced by the amounts required to be withheld. Investors should consult their tax advisors about the applicability of the backup withholding provisions.

    The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that such a shareholder would be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts constituting ordinary income to him or her, where such amounts are treated as income from U.S. sources under the Code.

    In addition to federal taxes, shareholders of the Fund may be subject to state and local taxes on distributions from the Fund. Shareholders should consult their own tax advisors with respect to the tax status of distributions from the Fund in their own state and localities.

PORTFOLIO TURNOVER

    Because the Fund may engage in short-term trading, its portfolio rates may exceed 300%. High portfolio turnover (over 100%) may result in correspondingly higher brokerage costs.

OTHER INVESTMENT TECHNIQUES

    The Fund's Trust Indenture provides that the Fund may, in the sole discretion of the Advisor and to the maximum extent permissible by the applicable laws and regulations, engage in all lawful investment activities. Without limitation on any other investment activities, the Fund reserves freedom of action to engage in the following types of activities specified in Section (8)(b) of the Investment Company Act of 1940. (A) The Fund may borrow money from a bank for either investment or emergency purposes provided that such borrowing does not exceed 33 1/3% of the value of the Fund's total assets, less its liabilities other than such borrowings; (B) The Fund may issue senior securities to the extent the borrowing identified in (A) above constitutes the issuance of senior securities; (C) The Fund may engage in the business of underwriting securities issued by other persons to the extent that the purchase of restricted securities constitutes such underwriting; (D) The Fund may purchase and sell real estate including land and buildings and securities of companies whose assets consist of real property and interests therein; (E) The Fund may make both long and short-term loans to others, including the purchase of non-publicly offered debt securities. The extent to which the Fund intends to engage in the foregoing activities is entirely dependent upon the market conditions and the economic environment in which the Fund must operate. Thus it is not practical to predict the extent to which the Fund will or may engage in such activities. The Fund intends to engage in these activities to the maximum extent permissible under applicable laws and regulations when, in the judgment of the Advisor such activities appear to be beneficial to the Fund and its shareholders. Accordingly, the risks involved in an investment in the Fund may be greater than the risks generally associated with many other mutual funds.

PERFORMANCE INFORMATION

    The Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over these periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. The Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance. The average annual total rate of return for the shares of SST for the one year, five year, and ten year periods ended June 30, 1996 are (4.38%), 2.83%, and 4.55% respectively. The average annual total rate of return for the Other Funds shares for the one year, five years, and ten years periods ended June 30, 1996 are (18.48)%, (13.67)% and (12.52)%
respectively for SAIF, (15.53)%, (4.61)%, and (4.79)%, respectively for SIF, and (28.29)%, (13.04)% and (14.11)% respectively for STGF.

TRUSTEES AND OFFICERS OF THE FUND

    *CHARLES W. STEADMAN, Chairman of the Board of Trustees and President of the fund; Chairman of the Board, President and Treasurer, Steadman Security Corporation (SSC) and subsidiaries. Age 82.

    PAUL A. BOWERS, M.D., Trustee, 9 Sandringham Road, Bala Cynwyd, Pennsylvania; Retired from private medical practice and as a Professor, Obstetrics and Gynecology, Jefferson Medical College, Philadelphia, Pennsylvania. Age 84.

    JOHN T. HAYWARD, Trustee, 3 Barclay Square, Newport, Rhode Island, Vice Admiral, U.S.N. (ret); Management Consultant; formerly Vice President, General Dynamics Corporation, Washington, D.C. (aerospace manufacturing) (1968-1974). Age 85.

    PAUL F. WAGNER, Trustee, Chairman, Wagner, Hines & Avery, Inc. a Washington, D.C. Public Affairs firm. Age 78.

    MAX KATCHER, Executive Vice President, Secretary and Treasurer of the Fund, Executive Vice President of SSC. Age 67.

    E. JEAN BELLOSI, Assistant Secretary of the Fund, Secretary of SSC. Age 57.

    *Interested person as defined by Section 2(a)(19) of the Investment Company Act.

    The Trustees and officers hold the same positions relative to the Other Funds, which Other Funds are proposed to be merged into the Fund.

    The address of all of the officers of the Fund is 1730 K Street, NW, Washington, DC 20006.

    On June 30, 1997, the Trustees and Officers of the Fund, as a group beneficially owned 16,434.691 shares in the Fund and 1,821.711 shares of the Other Funds which is less than one percent of each of the Fund's equity securities.

    During the fiscal year ended June 30, 1997, the Fund paid $4,844 in fees and expenses to all Trustees except Mr. Steadman who received no such fees or expenses. Trustees are paid $300 per meeting attended, except Mr. Steadman. During the fiscal year ended June 30, 1997, the Other Funds paid $17,432 in fees and expenses to all Trustees except Mr. Steadman, who received no such fees or expenses. The Other Funds Trustees are paid $300 per meetings attended, except Mr. Steadman. Upon the merger into the Fund, the Trustees will be compensated at the same level.

PRINCIPAL SHAREHOLDERS

    On June 30, 1997, no person beneficially owned more than 5% of the then outstanding shares of the Fund or each of the Other Funds.

INVESTMENT ADVISORY AND TRANSFER AGENT FEES

    SSC provides investment advisory services under an agreement which continues in effect subject to annual approval by the Trustees or by a majority of the outstanding voting securities of the Fund, provided that in either event, the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Fund or of SSC. The fees for investment advisory services arc computed as follows: 1% of the first $35,000,000 of net assets, 7/8 of 1% of the next $35,000,000 and 3/4 of 1% of all sums in excess thereof.

    The Fund paid investment advisory fees during the fiscal year ended June 30, 1996, the fiscal period ended June 30, 1995*, and the fiscal year ended September 30, 1994 as follows: 1996-$51,706; 1995-$41,902; and 1994-$74,029. The
Other Funds paid aggregate investment advisory fees during the fiscal year ended June 30, 1996, the fiscal period ended June 30, 1995*, and in the case of SAIF, the fiscal year ended January 31, 1994 and in the case of SIF and STGF, the fiscal year ended December 31, 1994 as follows: $1996-$40,338; 1995-$20,833; and 1994-$59,119.

    Under an agreement with the Fund which is contained in the approved minutes of the Fund, SSC serves as Transfer and Dividend Disbursing Agent and Agent for Administration of Shareholder Accounts (hereinafter "delegated services") for the Fund and the Other Funds. The fee for such services is computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account, per month. This agreement is embodied in resolutions by the Trustees. The last increase in fee amount was made on May 21,1986 (effective retroactive to May 1, 1986) and renewed annually by the Trustees since that date.

    The Fund paid fees for delegated services during the fiscal year ended June 30, 1996, the fiscal period ended June 30, 1995*, and the fiscal year ended September 30, 1994 as follows: 1996-$41,214; 1995-$33,620; and 1994-$47,679. The
Other Funds paid aggregate fees for delegated services during the fiscal year ended June 30, 1996, the fiscal period ended June 30, 1995*, and in the case of SAIF the fiscal year ended January 31, 1994 and in the case of SIF and STGF, the fiscal year ended December 31, 1994 as follows: 1996-$283,427; 1995-$135,292;
and 1994-$303,110.

    The Fund and the Other Funds also reimbursed SSC for salaries and fringe benefits, including payroll taxes and group insurance, of its employees who perform functions other than investment advisory and shareholder services during the fiscal year ended June 30, 1996 of $184,729 and $177,738, respectively.

    SSC assumes no responsibility under the Agreement other than to render the services called for thereunder, in good faith, and is not responsible for any action of the Fund in following or declining to follow any advice or recommendation. It is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Agreement. Trustees, officers and employees of SSC have the unlimited and unrestricted right to engage in any other business or to devote time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

    The Agreement also provides that the Fund will pay all of its ordinary expenses of operation except specifically excepted, such expenses of operation including, but not being limited to, the following: (i) the expenses of maintaining its own books of accounts; (ii) the expenses of its custodian, the transfer agent and dividend disbursing agent; (iii) the expenses of computing the net asset value of the shares at any required valuation date; (iv) the fees and expenses of the Trustees and,

------------------------
*The Funds' fiscal year was changed to June 30.

contrary to most other funds, the fees of those Trustees who also may be directors of the Advisor or its subsidiary corporation; (v) the expenses of meetings of shareholders; (vi) the expenses of printing and mailing of all shareholder reports and other required reports and documents provided shareholders, including the cost of printing and mailing prospectuses to shareholders; (vii) taxes of any kind assessed against the Fund; (viii) interest and commissions; (ix) Securities and Exchange Commission registration fees; (x) state registration fees; (xi) the expenses of trust existence; (xii) all or part of the salaries of the fund officers and other employees who also may be directors or officers or employees of the Advisor or its subsidiaries; (xiii) the fees of auditors; (xiv) the fees of legal counsel; (xv) travel, entertainment, publication, telephone, telegraph, and office space rent; and (xvi) all other ordinary expenses of operation. The Fund also will pay all extraordinary expenses of whatever kind unless such expenses have been specifically assumed by the Advisor. The Other Funds have similar agreements.



DISTRIBUTION EXPENSES

    The Fund and the Other Funds pays all fees and expenses in connection with registering their shares under federal and state securities laws; preparing, printing and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders. Upon completion of the merger of the Other Funds into the Fund, the Fund will be a close-end fund and will not be offering fund shares on a regular basis except pursuant to a dividend reinvestment plan, if offered by the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    SSC makes decisions as to buying and selling investment securities, subject to supervision by the Fund's Board of Trustees. It is the practice of the Fund to seek the most favorable prices and execution of orders for the purchase or sale of portfolio securities, taking the facilities and services of a particular broker or dealer. Subject to these into considerations, the Fund has authorized SSC to place a portion of such business on a principal or agency basis with eligible brokers who have provided statistical, quote and research material to the Advisor. Research services include written and oral advice, analyses and reports concerning issuers, industries, securities, markets, economic factors and trends and portfolio strategy. The Fund has been informed that, to the extent brokerage is allocated to obtain statistical, investment, research, or quotation services, SSC, as Advisor, will be assisted in providing to the Fund more thorough and complete advisory material. Although such services may tend to reduce the expenses of SSC in rendering investment advice to the Fund, the value of the services is not determinable. Such services may also be used in serving the other mutual funds managed by SSC, and the brokerage commissions of such other mutual funds may indirectly benefit the Fund. SSC investment personnel determine the overall reasonableness of commissions paid by rating brokers or dealers on such general factors as execution capabilities, quality of research and financial condition, and net results of specific transactions in such terms as price, promptness, size of order and difficulty of execution.

    While the Trustees oversee the portfolio transactions of the Fund in light of the Fund's investment policies and objectives without regard to the Other Funds, it is possible that at certain times the Fund and one or more of the Other Funds managed by SSC or its subsidiaries will seek to effect similar portfolio transactions in the same security. In such instances, such transactions are effected on a prorated basis based on the total assets of the Fund and the Other Funds and at a prorated cost, if feasible, and in the alternative on a rotating or other equitable basis. The Advisor makes all such allocations. In some cases this arrangement could have detrimental effect on the price or volume executed insofar as a particular Fund is concerned.

    The Fund's Investment Advisor, acting on behalf of the Fund, is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage or research services. The Advisor and the Trustees consider the above allocation of brokerage to be consistent with the Fund's brokerage policy. Brokers do not exercise investment discretion as to the Fund's portfolio securities, hence no brokerage is allocated for such service.

    During the last three fiscal years the Fund and Other Funds paid brokerage as follows:

                          FUND                OTHER FUNDS (2)
               -------------------------  -------------------------
               BROKERAGE   TRANSACTIONS   BROKERAGE   TRANSACTIONS
               ----------  -------------  ----------  -------------

  06/30/96    $  126,558  $  22,887,207  $   94,626  $  15,689,513
  06/30/95(1) $  154,535  $  33,592,600  $   54,910  $   9,660,951
  09/30/94    $  161,884  $  31,907,181  $  170,195  $  27,232,365

  (1) For the fiscal period October 1, 1994 through June 30, 1995
  (2) Prior to June 30,1995, the fiscal years were:
      SAIF--January 31; SIF and STGF--December 31.

    During the Fund's fiscal year ended June 30, 1996, the Advisor directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Reich & Co., Inc. of $32,500 on transactions of $7,000,000. During the Other Funds' fiscal year ended June 30, 1996, the Advisor directed brokerage transactions and paid brokerage commissions as follows because of research services provided by Reich & Co., Inc. of $31,700 on transactions of $5,601,700. Brokerage commissions were directed to Reich & Co., Inc. pursuant to an understanding that quotation services and devices would be provided to the Advisor in exchange for these brokerage commissions.

    The following table details transaction amounts and commissions paid to brokers during the last fiscal year for the Fund and the Other Funds as well as the percentage of transactions and commissions as related to the total for the Fund and the Other Funds.

FUND

BROKER                                                        TRANSACTIONS   % OF TOTAL   COMMISSIONS   % OF TOTAL
------------------------------------------------------------  -------------  -----------  ------------  -----------
Reich & Co..................................................  $  17,558,532        76.7    $   81,551         64.5
Dean Witter.................................................      4,696,238        20.5        33,207         26.2
Drexel Burnham..............................................        162,813         0.7           500          0.4
Ryan Hartley & Lee..........................................  $     469,625         2.1        11,300          8.9
                                                              -------------       -----   ------------       -----
Totals......................................................  $  22,887,208       100.0%   $  126,558        100.0%
                                                              -------------       -----   ------------       -----
                                                              -------------       -----   ------------       -----

OTHER FUNDS

BROKER                                                        TRANSACTIONS   % OF TOTAL   COMMISSIONS   % OF TOTAL
------------------------------------------------------------  -------------  -----------  ------------  -----------
Reich & Co..................................................  $  13,922,221        88.7%   $   79,078         83.6%
Dean Witter.................................................      1,499,629         9.6        10,914         11.5
Ryan Hartley & Lee, Inc.....................................         94,312         0.6         3,350          3.6
William Blair & Co..........................................         91,975         0.6         1,074          1.1
Wertheim, Inc...............................................         81,375         0.5           210          0.2
                                                              -------------       -----   ------------       -----
Totals......................................................  $  15,689,512       100.0%   $   94,626        100.0%
                                                              -------------       -----   ------------       -----
                                                              -------------       -----   ------------       -----

SHAREHOLDER INVESTMENT PLAN

    Fund and the Other Funds currently have available a "Systematic Withdrawal" plan which will be abolished upon the merger of the Other Funds into the Fund which will become a closed-end management investment company.

                            INDEPENDENT ACCOUNTANTS

    Reznick Fedder & Silverman, 4520 East West Highway, Bethesda, Maryland 20814, has been selected as the independent accountants for the Fund and provides audit and tax service.

ITEM 14. FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS AND RELATED INFORMATION

    The Fund's Financial Statements and related notes for the fiscal year ended June 30, 1996 follow:

    Financial Statements and information of the Fund and the Other Funds listed below are included in part B hereof.

    --Report of Independent Accountants, dated July 29, 1996, except for Steadman Associated Fund for which the date is August 6, 1996.

    --Portfolio of Investments, June 30, 1996.

    --Statement of Assets and Liabilities, June 30, 1996.

    --Statement of Operations, for the year ended June 30, 1996

    -- Statements of Changes in Net Assets, for the year ended June 30, 1996, for the period October 1, 1994 through June 30,1995 and the year ended September 30, 1994.

    --Financial Highlights, for the year ended June 30, 1996, for the period October 1, 1994 through June 30, 1995 and for each of the four years ended September 30.

    --Notes to Financial Statements listed above.


    The following documents have been previously filed with the Securities and Exchange Commission and are incorporated herein by reference in response to this
Item 14:

    Semi-annual Report to Shareholders on Form N-30D of the Steadman Associated Fund dated December 31, 1996 (SEC file no. 811-00018).

    Semi-annual Report to Shareholders on Form N-30D of the Steadman American Industry Fund dated December 31, 1996 (SEC file no. 811-00855).

    Semi-annual Report to Shareholders on Form N-30D of the Steadman Investment Fund dated December 31, 1996 (SEC file no. 811-00747).

    Semi-annual Report to Shareholders on Form N-30D of the Steadman Technology and Growth Fund dated December 31, 1996 (SEC file no. 811-01542).

STEADMAN ASSOCIATED  FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Avenue, N.W.
Washington, D.C.  20005

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1800 M Street N.W.
Washington D.C. 20036

For more information about
STEADMAN ASSOCIATED FUND.
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area



                                       STEADMAN

                                     ASSOCIATED
                                         FUND



                                        ANNUAL
                                        REPORT
                                    JUNE 30, 1996






                            A STEADMAN NO-LOAD MUTUAL FUND



         STEADMAN SECURITY
         CORPORATION
[LOGO]
         INVESTMENT ADVISER

Fellow Shareholders:


   The forces most dominant in present market behavior have continued to be a low level of inflation and behavior of interest rates.

   The economy generally is moving at a pace that is slowing. Although employment levels remain high, there are indications that some of this can be accounted for by a fact of two jobs among wage earners in many households. This of course casts a question about the dependability of recent employment reports. It also may support indications of there being a lesser rather than greater likelihood that there will be an incentive for the Federal Reserve to initiate any near term move to tighten money and raise rates.

   These conditions suggest that the interest rates are going to decline. Looking to the 30 year Treasury Bond for guidance we are beginning to see a pattern of declining yield, of course with the Bond rising in price. We expect this trend of declining interest rates to continue and bear with it very favorable market consequences for your Fund.

   Thank you for your confidence and continued support.



                                                 Sincerely,

                                                 /s/ Charles W. Steadman

                                                 Charles W. Steadman
                                                 Chairman of the Board of
                                                 Trustees and President

                          REPORT OF INDEPENDENT ACCOUNTANTS




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
    STEADMAN ASSOCIATED FUND

     We have audited the accompanying statement of assets and liabilities of Steadman Associated Fund, including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year ended, the statements of changes in net assets for the year then ended and the periods October 1, 1994 through June 30, 1995, and October 1, 1993 through September 30, 1994, and the financial highlights for the year ended June 30, 1996 and the period October 1, 1994 through June 30, 1995, and each of the four years ended September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Associated Fund as of June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



                                                      Coopers & Lybrand L.L.P.

Washington, D.C.
August 6, 1996

                               STEADMAN ASSOCIATED FUND

                               PORTFOLIO OF INVESTMENTS
                                    June 30, 1996

                                                                       VALUE
                                                            SHARES    (NOTE 1)
                                                           --------   ---------
COMMON STOCKS -- 96.6%

Communications Equipment -- 11.3%
    Electronic Data Systems. . . . . . . . . . . . . .       2,000    $ 107,500
    Motorola . . . . . . . . . . . . . . . . . . . . .       2,500      157,188
    Precision Systems (a)  . . . . . . . . . . . . . .      19,000      223,250
                                                                      ---------
                        Total Communications Equipment                  487,938
                                                                      ---------

Computer Equipment -- 9.2%
    Hewlett Packard. . . . . . . . . . . . . . . . . .       4,000      398,500
                                                                      ---------
                              Total Computer Equipment                  398,500
                                                                      ---------

Computer Storage Equipment -- 12.0%
    Iomega Corp. (a) . . . . . . . . . . . . . . . . .       4,000      116,000
    Seagate Technology (a) . . . . . . . . . . . . . .       9,000      405,000
                                                                      ---------
                      Total Computer Storage Equipment                  521,000
                                                                      ---------

Computer Systems -- 32.3%
    Microsoft Corp. (a). . . . . . . . . . . . . . . .       7,500      900,937
    Sun Microsystems (a) . . . . . . . . . . . . . . .       8,500      500,437
                                                                      ---------
                                Total Computer Systems                1,410,374
                                                                      ---------
Medical Instruments -- 1.9%
    Boston Scientific (a). . . . . . . . . . . . . . .       1,800       81,000
                                                                      ---------
                             Total Medical Instruments                   81,000
                                                                      ---------

Motor Vehicles -- 10.4%
    General Motors "H".. . . . . . . . . . . . . . . .       7,500      450,938
                                                                      ---------
                                  Total Motor Vehicles                  450,938
                                                                      ---------

Oil & Gas Drilling -- 1.6%
    Global Marine (a). . . . . . . . . . . . . . . . .       5,000       69,375
                                                                      ---------
                              Total Oil & Gas Drilling                   69,375
                                                                      ---------

                               STEADMAN ASSOCIATED FUND

                               PORTFOLIO OF INVESTMENTS
                                    June 30, 1996

                                                                       VALUE
                                                            SHARES    (NOTE 1)
                                                           --------   ---------
Pharmaceutical -- 4.4%
    Elan Corp. Warrants (a). . . . . . . . . . . . . .       2,500       59,687
    Regeneron Pharmaceuticals (a). . . . . . . . . . .       7,500      130,313
                                                                      ---------
                                  Total Pharmaceutical                  190,000
                                                                      ---------

Radio & TV Equipment -- 6.0%
    Geotek Communications, Inc. (a). . . . . . . . . .       7,500      102,656
    Qualcomm Inc. (a). . . . . . . . . . . . . . . . .       3,000      159,375
                                                                      ---------
                            Total Radio & TV Equipment                  262,031
                                                                      ---------

Semiconductor -- 7.5%
Intel Corp. Warrants (a) . . . . . . . . . . . . . . .       9,000      326,250
                                                                      ---------
                                   Total Semiconductor                  326,250
                                                                      ---------

Total Common Stocks (Cost $3,630,405). . . . . . . . .                4,188,406
                                                                      ---------

             CALL OPTIONS PURCHASED -- 3.4%

Applied Materials, 1/17/97 at $30. . . . . . . . . . .       2,500       13,750
Applied Materials, 10/18/96 at $30 . . . . . . . . . .       1,500        6,000
American Tel. and Tel., 7/19/96 at $70 . . . . . . . .      20,000        1,250
IBM, 7/19/96 at $90. . . . . . . . . . . . . . . . . .       5,000       50,000
Iomega Corp., 11/15/96 at $30. . . . . . . . . . . . .       2,500       19,688
LAM Research, 12/20/96 at $25. . . . . . . . . . . . .       2,500       12,813
LSI Logic, 1/17/97 at $25. . . . . . . . . . . . . . .       2,500       13,750
Seagate Technology, 12/20/96 at $45. . . . . . . . . .       2,500       14,687
Sun Microsystems, 10/18/96 at $60. . . . . . . . . . .       2,500       15,625
                                                                      ---------
    Total Call Options Purchased (Cost $187,250) . . .                  147,563
                                                                      ---------
      Total Portfolio of Investments (Cost $3,817,655)              $ 4,335,969
                                                                      ---------
                                                                      ---------

(a) Non-income producing security.

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         STATEMENT OF ASSETS AND LIABILITIES
                                    June 30, 1996




ASSETS:
    Investments at value (Cost $3,817,655) (Note 1). . . . . . .   $ 4,335,969
    Cash and cash equivalents  (Note 1). . . . . . . . . . . . .       314,978
    Dividends receivable . . . . . . . . . . . . . . . . . . . .         1,860
    Interest receivable. . . . . . . . . . . . . . . . . . . . .           449
    Receivable for trust shares subscribed . . . . . . . . . . .           100
                                                                    -----------
         Total assets. . . . . . . . . . . . . . . . . . . . . .     4,653,356
                                                                    -----------

LIABILITIES:
    Payable for investments purchased. . . . . . . . . . . . . .        32,325
    Accounts payable and accrued expenses. . . . . . . . . . . .        12,804
    Investment advisory and service fees payable (Note 4). . . .         7,271
        Other payable to affiliate (Note 4). . . . . . . . . . .        17,711
    Payable for Trust shares redeemed. . . . . . . . . . . . . .         1,754
                                                                    -----------
         Total liabilities . . . . . . . . . . . . . . . . . . .        71,865
                                                                    -----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .    $4,581,491
                                                                    -----------
                                                                    -----------

NET ASSETS CONSIST OF:
    Undistributed net investment loss. . . . . . . . . . . . . .   $(4,646,935)
    Unrealized appreciation of Investments . . . . . . . . . . .       518,314
    Accumulated net realized losses from security transactions .    (1,127,057)
    Paid-in capital. . . . . . . . . . . . . . . . . . . . . . .     9,837,169
                                                                    -----------
                                                                    $9,837,169
                                                                    -----------
                                                                    -----------

NET ASSET VALUE, offering price and redemption price per share
    ($4,581,491 DIVIDED BY 6,580,298 shares of
      no par value trust shares) . . . . . . . . . . . . . . . .     $     .70
                                                                    -----------
                                                                    -----------


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN ASSOCIATED FUND

                               STATEMENT OF OPERATIONS
                           for the year ended June 30, 1996



INVESTMENT INCOME:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  23,904
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .          10,242
                                                                            --------
            Total income . . . . . . . . . . . . . . . . . . . . . .                      $  34,146

EXPENSES:
    Salaries and employee benefits (Note 4). . . . . . . . . . . . .         184,729
    Investment advisory fee (Note 4) . . . . . . . . . . . . . . . .          51,706
    Professional fees. . . . . . . . . . . . . . . . . . . . . . . .          56,679
    Shareholder servicing fee (Note 4) . . . . . . . . . . . . . . .          41,214
    Rent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          32,281
    Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . .          12,469
    Blue Sky Registration Fees . . . . . . . . . . . . . . . . . . .          11,820
    Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . .          11,186
    Computer services. . . . . . . . . . . . . . . . . . . . . . . .           8,713
    Reports to shareholders. . . . . . . . . . . . . . . . . . . . .           6,383
    Trustees' fees and expenses (Note 4) . . . . . . . . . . . . . .           5,328
                                                                            --------
         Total expenses. . . . . . . . . . . . . . . . . . . . . . .                        422,508
                                                                                          ---------

         Net investment loss . . . . . . . . . . . . . . . . . . . .                       (388,362)
                                                                                          ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTES 1 AND 3):
    Net realized gain from investment transactions . . . . . . . . .                        517,110
    Change in unrealized appreciation/(depreciation) of investments                        (352,459)
                                                                                          ---------
    Net gain on investments. . . . . . . . . . . . . . . . . . . . .                        164,651
                                                                                          ---------
    Net decrease in net assets resulting from operations . . . . . .                      $(223,711)
                                                                                          ---------
                                                                                          ---------




       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN ASSOCIATED FUND

                         STATEMENTS OF CHANGES IN NET ASSETS



                                                                                   For the period
                                                                   For the year    October 1, 1994      For the
                                                                   ended June 30,      through         year ended
                                                                       1996         June 30, 1995*  September 30, 1994
                                                                -----------------  ---------------- ------------------
Decrease in net assets from operations:
    Net investment loss. . . . . . . . . . . . . . . . . . . . .    $  (388,362)     $  (240,379)     $  (450,758)
    Net realized gain (loss) from investment transactions. . . .        517,110         (451,689)      (1,192,478)
    Change in unrealized appreciation/depreciation . . . . . . .       (352,459)         689,335          232,086
                                                                     ----------       ----------       ----------
         Net increase (decrease) in net assets resulting
              from operations. . . . . . . . . . . . . . . . . .       (223,711)          (2,733)      (1,411,150)
                                                                     ----------       ----------       ----------

Decrease in net assets from trust share transactions (Note 2). .       (929,919)        (568,786)      (1,125,963)
                                                                     ----------       ----------       ----------
    Increase (decrease) in net assets. . . . . . . . . . . . . .     (1,153,630)        (571,519)      (2,537,113)

Net assets at beginning of period. . . . . . . . . . . . . . . .      5,735,121        6,306,640        8,843,753
                                                                     ----------       ----------       ----------

Net assets at end of period (including accumulated
net investment loss of $4,635,886, $4,247,524 and
- $0 -, respectively . . . . . . . . . . . . . . . . . . . . . .     $4,581,491      $ 5,735,121      $ 6,306,640
                                                                     ----------       ----------       ----------
                                                                     ----------       ----------       ----------





* The Fund's fiscal year-end was changed to June 30.





       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN ASSOCIATED FUND

                                 FINANCIAL HIGHLIGHTS





                                                                        For the
                                                                         period
                                                                       October 1,
                                                         For the year     1994
                                                             ended      through          For the years ended September 30,
                                                            June 30     June 30,
                                                           ----------  ----------  -------------------------------------------
                                                              1996        1995*      1994        1993        1992       1991
                                                           ----------  ----------  -------------------------------------------
Per Share Operating Performance:
    Net asset value, beginning of period . . . . . . .        $.73        $.72        $.87        $.64        $.67        $.57
                                                           ----------  ----------  -------------------------------------------
         Net investment loss . . . . . . . . . . . . .       (.17)       (.03)       (.08)       (.05)       (.03)       (.02)
         Net realized and unrealized
            gain (loss) on investments . . . . . . . .         .14         .04       (.07)         .28           -         .12
                                                           ----------  ----------  -------------------------------------------
         Total from investment operations. . . . . . .       (.03)         .01       (.15)         .23       (.03)         .10
                                                           ----------  ----------  -------------------------------------------
    Net asset value, end of period . . . . . . . . . .        $.70        $.73        $.72        $.87        $.64        $.67
                                                           ----------  ----------  -------------------------------------------
                                                           ----------  ----------  -------------------------------------------
    Ratios/Supplemental Data:
    Total return . . . . . . . . . . . . . . . . . . .      (4.38)        1.85%**  (17.24)%       35.9%      (4.5)%       17.5%
    Ratio of expenses to average net assets. . . . . .        8.14%       8.17%**     7.76%       5.79%       6.92%       7.16%
    Ratio of net investment income (loss)
         to average net assets . . . . . . . . . . . .      (7.48)%     (7.23)%**   (6.09)%     (4.63)%     (5.14)%     (3.29)%
    Portfolio turnover rate. . . . . . . . . . . . . .         231%        505%**      241%        300%        301%        267%
    Net assets, end of period (in thousands) . . . . .      $4,581      $5,735      $6,307      $8,844      $7,254      $8,539







* The Fund's fiscal year-end was changed to June 30.
** Annualized




       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN ASSOCIATED FUND


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
-
   Steadman Associated Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. During 1995, the Fund changed its fiscal year end from September 30 to June 30.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements

CASH AND CASH EQUIVALENTS
   Management defines cash equivalents as investments that mature in three months or less. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY VALUATION
   Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

   Call options give the holder the right to purchase a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Assets and Liabilities at market value.

INCOME TAXES
   The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and taxes bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                               STEADMAN ASSOCIATED FUND



2.  TRUST SHARES
    The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:




                                              For the year        For the period October 1, 1994         For the year
                                          ended June 30, 1996         through June 30, 1995         ended September 30, 1994
                                       -------------------------    -------------------------       -------------------------
                                         Shares         Amount        Shares         Amount           Shares         Amount
                                       ----------     ----------    ----------     ----------       ----------     ----------


Shares sold. . . . . . . . .                  269     $      200            581    $       413        -- 0 --    $    -- 0--
Shares redeemed. . . . . . .           (1,295,786)      (930,119)      (845,933)      (569,199)    (1,426,814)    (1,125.963)
                                       ----------     ----------     ----------    -----------    -----------    -----------
   Net decrease. . . . . . .           (1,295,517)    $ (929,919)      (845,352)   $  (568,786)    (1,426,814)   $(1,125,963)
                                                      ----------                   -----------                   -----------
                                                      ----------                   -----------                   -----------

Shares outstanding:
   Beginning of period . . .            7,875,815                     8,721,167                    10,147,981
                                       ----------                    ----------                    ----------
   End of period . . . . . .            6,580,298                     7,875,815                     8,721,167
                                       ----------                    ----------                    ----------
                                       ----------                    ----------                    ----------





3.  PURCHASES AND SALES OF SECURITIES
    During the year ended June 30, 1996, purchases and proceeds from sales of investment securities aggregated $11,790,716 and $12,530,500, respectively. Unrealized appreciation of investments aggregated $501,026 of which $648,718 related to gross unrealized appreciation where there is an excess of value over tax cost and $147,692 related to gross unrealized depreciation where there is an excess of tax cost over value.

4.  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES
    Steadman Security Corporation (SSC), the affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1 % on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services. (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per accounts. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

                               STEADMAN ASSOCIATED FUND



    Certain officers and trustees of the Fund are "affiliated persons" of the Investment Advisor, as defined by the Investment Company Act of 1940.

5.  FEDERAL INCOME TAXES
    In the fiscal period ended June 30, 1996, the Fund did not meet asset diversification requirements applicable to regulated investments companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss for the fiscal period ended June 30, 1996, therefore no income tax provision is required. A full valuation allowance has been provided for deferred tax assets, totalling approximately $2,194,000 at June 30, 1996, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

    For income tax purposes, the Fund has net operating loss carryforwards approximating $4,647,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2000) $443,000; (2001) $499,000; (2003) $328,000; (2004) $476,000; (2005) $534,000;
(2006) $324,000; (2007) $381,000; (2008) $539,000; (2009) $437,000; (2010)
$287,000 and (2011) $401,000. Capital loss carryforwards aggregating approximately $1,110,000 are available to offset future capital gains, if any which expire as follows: (2001) $658,000 and (2000) $452,000.

6.  UNCLAIMED PROPERTY
    In December 1989, the Fund and other Steadman Funds were contacted by the Unclaimed Property Clearinghouse (the Clearinghouse), an association of some 45 member states organized to facilitate the collection for the states of unclaimed property that is considered abandoned under the laws of the member states. The Clearinghouse requested certain documents and information in order to determine whether, and if so, to what extent its member states may assert claims for abandoned accounts of the Fund's shareholders. On the basis of a review of the documents and information provided in response to this request, the Special Counsel for the Clearinghouse has informally asserted that the member states are entitled to certain property of the Fund's shareholders. In addition, Steadman Security Corporation holds certain unclaimed dividends of the Fund's shareholders. In May 1991, the District of Columbia filed suit in the Superior Court of the District of Columbia against the Fund, other Steadman Funds, Steadman Security Corporation and its principal officer under the District of Columbia Disposition of Unclaimed Property Act. Under this action the District of Columbia sought possession and custody of the alleged abandoned property as well as prejudgment interest, an unspecified amount of civil penalties, and reimbursement for reasonable attorney's fees and costs. On March 25, 1993, counsel for the District of Columbia, the Clearinghouse and the Fund executed a settlement agreement, which involves no findings of any violations of law by the Fund and other defendants. The Superior Court dismissed the suit as of November 30, 1993, although the terms of the settlement agreement do not call for dismissal until after the closing of the agreement. The District of Columbia has appealed the dismissal. In accordance with the settlement agreement, record title to certain shares of the Fund and associated distributions were transferred from the present shareholders of record to the members of the Clearinghouse on the closing date, February 14, 1995. The shares will be redeemed over a period of three years from this date. On May 9, 1995 the Court of appeals dismissed the appeal.

STEADMAN AMERICAN
INDUSTRY FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Avenue, N.W.
Washington, D.C.  20005

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1800 M Street N.W.
Washington D.C. 20036

FOR MORE INFORMATION ABOUT
STEADMAN AMERICAN INDUSTRY FUND,
account information or daily
Net Asset Values, call:

SHAREHOLDER SERVICES
1-800-424-8570
202-223-1000 Washington, D.C. area


STEADMAN
AMERICAN
INDUSTRY
FUND




ANNUAL
REPORT
June 30, 1996




A STEADMAN NO-LOAD MUTUAL FUND



           STEADMAN SECURITY
           CORPORATION
[LOGO]
           Investment Adviser

Fellow Shareholders:

   The forces most dominant in present market behavior have continued to be a low level of inflation and behavior of interest rates.

   The economy generally is moving at a pace that is slowing. Although employment levels remain high, there are indications that some of this can be accounted for by a fact of two jobs among wage earners in many households. This of course casts a question about the dependability of recent employment reports. It also may support indications of there being a lesser rather than greater likelihood that there will be an incentive for the Federal Reserve to initiate any near term move to tighten money and raise rates.

   These conditions suggest that the interest rates are going to decline. Looking to the 30 year Treasury Bond for guidance we are beginning to see a pattern of declining yield, of course with the Bond rising in price. We expect this trend of declining interest rates to continue and bear with it very favorable market consequences for your Fund.

   Thank you for your confidence and continued support.

                                   Sincerely,


                                   /s/ Charles W. Steadman
                                   Charles W. Steadman
                                   Chairman of the Board of
                                   Trustees and President

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
  STEADMAN AMERICAN INDUSTRY FUND

  We have audited the accompanying statement of assets and liabilities of Steadman American Industry Fund, including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the periods February 1, 1995 through June 30, 1995, and February 1, 1994 through January 31, 1995 and the financial highlights for the year then ended and for the period February 1, 1995 through June 30, 1995 and each of the four years ended January 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman American Industry Fund as of June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

  Washington, D.C.
  July 29, 1996

                         STEADMAN AMERICAN INDUSTRY FUND

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 1996


                                                                              Value
                                                                Shares       (Note 1)
                                                               --------     ----------
         COMMON STOCKS -- 100%
Communications Equipment -- 7.0%
    Precision Systems (a)  . . . . . . . . . . . . . . . . .     5,000       $ 58,750
                                                                             --------
                              Total Communications Equipment                   58,750
                                                                             --------
Computer Peripherals -- 10.1%
    Cisco Systems (a). . . . . . . . . . . . . . . . . . . .     1,500         84,938
                                                                             --------
                                  Total Computer Peripherals                   84,938
                                                                             --------
Computer Storage Equipment -- 21.4%
    Seagate Technology (a) . . . . . . . . . . . . . . . . .     4,000        180,000
                                                                             --------
                            Total Computer Storage Equipment                  180,000
                                                                             --------
Pharmaceutical -- 14.2%
    Elan Corp. Warrants (a). . . . . . . . . . . . . . . . .     5,000        119,375
                                                                             --------
                                        Total Pharmaceutical                  119,375
                                                                             --------
Radio & TV Equipment -- 8.2%
    Geotek Communications (a). . . . . . . . . . . . . . . .     5,000         68,437
                                                                             --------
                                  Total Radio & TV Equipment                   68,437
                                                                             --------
Semiconductor -- 32.4%
    Intel Corp. Warrants (a).. . . . . . . . . . . . . . . .     7,500        271,875
                                                                             --------
                                         Total Semiconductor                  271,875
                                                                             --------
Telecom Services -- 6.7%
    Champion Technology Holding Ltd. . . . . . . . . . . . .   100,000         56,500
                                                                             --------
                                      Total Telecom Services                   56,500
                                                                             --------
              Total Portfolio of Investments (Cost $820,796)                 $839,875
                                                                             --------
                                                                             --------

(a) Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         STEADMAN AMERICAN INDUSTRY FUND

                       Statement of Assets and Liabilities
                                  June 30, 1996


Assets:
     Investments at value (Cost $820,796) (Note 1) . . . . . . .  $   839,875
     Dividends receivable. . . . . . . . . . . . . . . . . . . .          120
     Interest receivable . . . . . . . . . . . . . . . . . . . .          256
     Cash and cash equivalents  (Note 1) . . . . . . . . . . . .      200,513
                                                                  -----------
          Total assets . . . . . . . . . . . . . . . . . . . . .    1,040,764
                                                                  -----------
Liabilities:
     Accounts payable and accrued expenses . . . . . . . . . . .       14,013
     Investment advisory and service fees payable (Note 4) . . .       13,523
     Other payable to affiliate (Note 4) . . . . . . . . . . . .        4,956
     Payable for Trust shares redeemed . . . . . . . . . . . . .          464
                                                                  -----------
          Total liabilities. . . . . . . . . . . . . . . . . . .       32,956
                                                                  -----------

Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 1,007,808
                                                                  -----------
                                                                  -----------
Net assets consist of:
     Accumulated net investment loss . . . . . . . . . . . . . .  $(3,919,011)
     Unrealized appreciation of investments. . . . . . . . . . .       19,079
     Accumulated net realized losses plus distributions
      from realized gains. . . . . . . . . . . . . . . . . . . .     (960,129)
      Capital paid in less distributions since inception . . . .    5,867,869
                                                                  -----------
                                                                  $ 1,007,808
                                                                  -----------
                                                                  -----------

Net asset value, offering price and redemption price per share
     ($1,007,808 DIVIDED BY 1,398,489 shares of no par value
     trust shares) . . . . . . . . . . . . . . . . . . . . . . .  $       .72
                                                                  -----------
                                                                  -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         STEADMAN AMERICAN INDUSTRY FUND

                             STATEMENT OF OPERATIONS
                        for the year ended June 30, 1996


Investment Income:
     Dividends . . . . . . . . . . . . . . . . . . . .    $  1,270
     Interest. . . . . . . . . . . . . . . . . . . . .       4,979
                                                          --------
            Total income . . . . . . . . . . . . . . .               $   6,249
                                                                     ---------
Expenses:
     Shareholder servicing fee (Note 4). . . . . . . .     160,315
     Salaries and employee benefits (Note 4) . . . . .      55,920
     Professional fees . . . . . . . . . . . . . . . .      26,297
     Miscellaneous . . . . . . . . . . . . . . . . . .      10,512
     Investment advisory fee (Note 4). . . . . . . . .      12,209
     Reports to shareholders . . . . . . . . . . . . .      10,841
     Rent  . . . . . . . . . . . . . . . . . . . . . .       7,548
     Trustees' fees and expenses (Note 4). . . . . . .       6,998
     Computer services . . . . . . . . . . . . . . . .       6,589
     Custodian fees. . . . . . . . . . . . . . . . . .       3,225
                                                          --------
          Total expenses . . . . . . . . . . . . . . .                 300,454
                                                                     ---------
     Net investment loss . . . . . . . . . . . . . . .                (294,205)
                                                                     ---------
Realized and Unrealized Gain (Loss) on Investments
   (Notes 1 and 3):
     Net realized gain from investment transactions. .                  73,821
     Change in unrealized appreciation/(depreciation)
       of investments  . . . . . . . . . . . . . . . .                 (10,496)
                                                                     ---------
     Net gain on investments . . . . . . . . . . . . .                  63,325
                                                                     ---------
     Net decrease in net assets resulting from
       operations. . . . . . . . . . . . . . . . . . .               $(230,880)
                                                                     ---------
                                                                     ---------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         STEADMAN AMERICAN INDUSTRY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               For the period
                                                                              For the year    February 1, 1995    For the year
                                                                              ended June 30,  through June 30,  ended January 31,
                                                                                  1996             1995*             1995
                                                                              --------------  ----------------  ----------------
Decrease in net assets from operations:
   Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . .      $ (294,205)      $ (131,469)       $  (304,379)
   Net realized gain (loss) from investment transactions . . . . . . . .          73,821          (69,865)           (84,960)
   Change in unrealized appreciation/depreciation. . . . . . . . . . . .         (10,496)          91,916           (700,806)
                                                                              -----------      -----------       ------------
   Net increase (decrease) in net assets resulting
     from operations . . . . . . . . . . . . . . . . . . . . . . . . . .        (230,880)        (109,418)        (1,090,145)

Decrease in net assets from trust share transactions (Note 2). . . . . .        (102,199)         (22,155)           (64,452)
                                                                              -----------      -----------       ------------
Increase (decrease) in net assets. . . . . . . . . . . . . . . . . . . .        (333,079)        (131,573)         1,154,597

Net assets at beginning of period. . . . . . . . . . . . . . . . . . . .       1,340,887        1,472,460          2,627,057
                                                                              -----------      -----------       ------------
Net assets at end of period, including accumulated net
   investment loss of $3,918,641, $3,624,436 and $3,018,368
   respectively. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $1,007,808       $1,340,887         $1,472,460
                                                                              -----------      -----------       ------------
                                                                              -----------      -----------       ------------

* The Fund's fiscal year-end was changed to June 30.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         STEADMAN AMERICAN INDUSTRY FUND

                              FINANCIAL HIGHLIGHTS


                                                   For the year  For the period
                                                       ended    February 1, 1995
                                                      June 30,  through June 30,       For the years ended January 31,
                                                      --------  ----------------   ---------------------------------------
                                                        1996         1995*         1995        1994       1993        1992
                                                      --------  ----------------   ----------------------------------------
Per Share Operating Performance:
   Net asset value, beginning of period. . . . . .      $.88          $.96         $1.65      $1.50      $1.54       $1.59
                                                      --------      --------      --------   --------   --------    --------
   Net investment loss . . . . . . . . . . . . . .      (.41)         (.12)         (.26)      (.24)      (.19)       (.20)
       Net realized and unrealized
       gain (loss) on investments. . . . . . . . .       .25           .04          (.43)       .39        .15         .15
                                                      --------      --------      --------   --------   --------    --------
       Total from investment operations. . . . . .      (.16)         (.08)         (.69)       .15       (.04)       (.05)
                                                      --------      --------      --------   --------   --------    --------
   Net asset value, end of period. . . . . . . . .      $.72          $.88          $.96      $1.65      $1.50       $1.54
                                                      --------      --------      --------   --------   --------    --------
                                                      --------      --------      --------   --------   --------    --------
Ratios/Supplemental Data:
   Total return. . . . . . . . . . . . . . . . . .    (18.48)%      (20.01)%**    (41.82)%   10.00%      (2.60)%     (3.14)%
   Ratio of expenses to average net
      assets . . . . . . . . . . . . . . . . . . .     24.61%        24.62%**      17.69%     12.66%     14.83%      15.13%
   Ratio of net investment loss to average
      net assets . . . . . . . . . . . . . . . . .    (24.10)%      (22.86)%**    (15.63)%   (11.40)%   (13.52)%    (13.13)%
   Portfolio turnover rate . . . . . . . . . . . .       339%          617%**        289%       134%       221%        460%
   Net assets, end of period (in thousands). . . .    $1,008        $1,341        $1,472     $2,627     $2,496      $2,648


*  The Fund's fiscal year-end was changed to June 30.
** Annualized

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                         STEADMAN AMERICAN INDUSTRY FUND


NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Steadman American Industry Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. During 1995, the Fund changed its fiscal year end from January 31 to June 30.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     CASH AND CASH EQUIVALENTS

          Management defines cash equivalents as investments that mature in three months or less. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

     SECURITY VALUATION

          Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

     INCOME TAXES

          The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                         STEADMAN AMERICAN INDUSTRY FUND

2.   TRUST SHARES

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                 For the year         For the period February 1, 1995       For the year
                             ended June 30, 1996        through June 30, 1995          ended January 31, 1995
                             -------------------      -------------------------------- ----------------------
                             Shares       Amount         Shares        Amount           Shares      Amount
                             ------       ------         ------        ------           ------      ------
Shares sold. . . . . . .     -- 0 --    $  -- 0 --       -- 0 --     $ -- 0 --           -- 0--    $  -- 0--
Shares redeemed. . . . .   (117,686)     (102,199)      (24,096)      (22,155)         (51,912)     (64,452)
                           ---------    ----------     ---------     ---------        ---------    ---------
  Net decrease . . . . .   (117,686)    $(102,199)      (24,096)     $(22,155)         (51,912)    $(64,452)
                                        ----------                   ---------                     ---------
                                        ----------                   ---------                     ---------
Shares outstanding:
   Beginning of period .   1,516,175                   1,540,271                      1,592,183
                           ---------                   ---------                      ---------
   End of period . . . .   1,398,489                   1,516,175                      1,540,271
                           ---------                   ---------                      ---------
                           ---------                   ---------                      ---------



3.   PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 1996, purchases and proceeds from sales of investment securities aggregated $3,929,931 and $4,387,838, respectively.

     Unrealized appreciation of investment aggregated $19,079 of which $51,388 related to gross unrealized appreciation in which market value exceeded tax cost and $32,309 related to gross unrealized depreciation in which tax cost exceeded market value.

4.   INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

     Steadman Security Corporation (SSC), the affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

                         STEADMAN AMERICAN INDUSTRY FUND

5.   FEDERAL INCOME TAXES

     In the fiscal year ended June 30, 1996, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in fiscal 1996, therefore no income tax provision is required. A full valuation allowance was provided for deferred tax assets, totalling approximately $1,854,000 at June 30, 1996, which arise principally from net operating loss carryforwards and capital carryforwards available for income tax purposes.

     For income tax purposes, the Fund has net operating loss carryforwards approximating $3,919,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (1999) $74,000;
(2000) $239,000; (2001) $139,000; (2002) $353,000; (2003) $371,000; (2004)
$235,000; (2005) $384,000; (2006) $365,000; (2007) $360,000; (2008) $335,000;
(2009) $322,000; (2010) $447,000 and (2011) $295,000. Capital loss carryforwards aggregating approximately $960,000 are available to offset future capital gains, if any, which expire as follows: (1997) $119,000; (1999) $771,000, and (2000)
$70,000.

6.   UNCLAIMED PROPERTY

     In December 1989, the Fund and other Steadman Funds were contacted by the Unclaimed Property Clearinghouse (the Clearinghouse), an association of some 45 member states organized to facilitate the collection for the states of unclaimed property that is considered abandoned under the laws of the member states. The Clearinghouse requested certain documents and information in order to determine whether, and if so, to what extent its member states may assert claims for abandoned accounts of the Fund's shareholders. On the basis of a review of the documents and information provided in response to this request, the Special Counsel for the Clearinghouse has informally asserted that the member states are entitled to certain property of the Fund's shareholders. In addition, Steadman Security Corporation holds certain unclaimed dividends of the Fund's shareholders. In May 1991, the District of Columbia filed suit in the Superior Court of the District of Columbia against the Fund, other Steadman Funds, Steadman Security Corporation and its principal officer under the District of Columbia Disposition of Unclaimed Property Act. Under this action the District of Columbia sought possession and custody of the alleged abandoned property as well as prejudgment interest, an unspecified amount of civil penalties, and reimbursement for reasonable attorney's fees and costs. On March 25, 1993, counsel for the District of Columbia, the Clearinghouse and the Fund executed a settlement agreement, which involves no findings of any violations of law by the Fund and other defendants. The Superior Court dismissed the suit as of November 30, 1993, although the terms of the settlement agreement do not call for dismissal until after the closing of the agreement. The District of Columbia appealed the dismissal. In accordance with the settlement agreement, record title to certain shares of the Fund and associated distributions were transferred from the present shareholders of record to the members of the Clearinghouse on the closing date, February 14, 1995. The shares will be redeemed over a period of three years from this date. On May 9, 1995, the Court of Appeals dismissed the appeal.

STEADMAN INVESTMENT FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Avenue, N.W.
Washington, D.C.  20005

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P
1800 M Street N.W.
Washington D.C. 20005

For more information about
STEADMAN INVESTMENT FUND.
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area
Fellow Shareholders:


STEADMAN
Investment
Fund



ANNUAL
REPORT
June 30, 1996






A STEADMAN NO-LOAD MUTUAL FUND





STEADMAN SECURITY
[LOGO]   CORPORATION

Investment Adviser

Fellow Shareholders:

    The forces most dominant in present market behavior have continued to be a low level of inflation and behavior of interest rates.
    The economy generally is moving at a pace that is slowing. Although employment levels remain high, there are indications that some of this can be accounted for by a fact of two jobs among wage earners in many households. This of course casts a question about the dependability of recent employment reports. It also may support indications of there being a lesser rather than greater likelihood that there will be an incentive for the Federal Reserve to initiate any near term move to tighten money and raise rates.
    These conditions suggest that the interest rates are going to decline. Looking to the 30 year Treasury Bond for guidance we are beginning to see a pattern of declining yield, of course with the Bond rising in price. We expect this trend of declining interest rates to continue and bear with it very favorable market consequences for your Fund.
    Thank you for your confidence and continued support.

                                            Sincerely,



                                            /s/ Charles W. Steadman

                                            Charles W. Steadman
                                            Chairman of the Board of
                                            Trustees and President

                          REPORT OF INDEPENDENT ACCOUNTANTS




TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
    STEADMAN INVESTMENT FUND

    We have audited the accompanying statement of assets and liabilities of Steadman Investment Fund, including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year ended June 30, 1996, the statements of changes in net assets for the year then ended and the periods January 1, 1995 through June 30, 1995, and January 1, 1994 through December 31, 1994 and the financial highlights for the year ended June 30, 1996 and the period January 1, 1995 through June 30, 1995, and each of the four years ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Investment Fund as of June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



                                                        Coopers & Lybrand L.L.P.

Washington, D.C.
July 29, 1996

                               STEADMAN INVESTMENT FUND
                               PORTFOLIO OF INVESTMENTS
                                    June 30, 1996

                                                                              Value
                                                               Shares       (Note 1)
                                                              ----------   ------------
         COMMON STOCK -- 100%

Communications Equipment -- 18.3%
  Electronic Data Systems. . . . . . . . . . . . . . .          2,000     $  107,500
  Motorola, Inc. . . . . . . . . . . . . . . . . . . .          2,000        125,750
  Precision Systems (a). . . . . . . . . . . . . . . .          5,000         58,750
                                                                           ----------
                        Total Communications Equipment                       292,000
                                                                           ----------
Computer Equipment -- 6.2%
  Hewlett-Packard. . . . . . . . . . . . . . . . . . .          1,000         99,625
                                                                           ----------
                              Total Computer Equipment                        99,625
                                                                           ----------
Computer Peripherals -- 10.6%
  Cisco Systems (a). . . . . . . . . . . . . . . . . .          3,000        169,875
                                                                           ----------
                            Total Computer Peripherals                       169,875
                                                                           ----------
Computer Storage Equipment -- 13.3%
  Iomega Corp. (a) . . . . . . . . . . . . . . . . . .          5,000        145,000
  Seagate Technology (a) . . . . . . . . . . . . . . .          1,500         67,500
                                                                           ----------
                      Total Computer Storage Equipment                       212,500
                                                                           ----------
Computer Systems Design -- 7.4%
  Sun Microsystems (a) . . . . . . . . . . . . . . . .          2,000        117,750
                                                                           ----------
                         Total Computer Systems Design                       117,750
                                                                           ----------
Medical Instruments -- 5.6%
  Boston Scientific (a). . . . . . . . . . . . . . . .          2,000         90,000
                                                                           ----------
                             Total Medical Instruments                        90,000
                                                                           ----------


                               STEADMAN INVESTMENT FUND

                               PORTFOLIO OF INVESTMENTS
                                    June 30, 1996

                                                                             Value
                                                               Shares       (Note 1)
                                                              ----------   ------------
Motor Vehicles -- 9.4%
  General Motors Class "H" . . . . . . . . . . . . . .          2,500        150,313
                                                                           ----------
                                  Total Motor Vehicles                       150,313
                                                                           ----------
Oil & Gas Drilling -- 8.7%
  Global Marine (a). . . . . . . . . . . . . . . . . .         10,000        138,750
                                                                           ----------
                              Total Oil & Gas Drilling                       138,750
                                                                           ----------
Pharmaceutical -- 8.1%
  Regeneron Pharmaceutical (a) . . . . . . . . . . . .          7,500        130,312
                                                                           ----------
                                  Total Pharmaceutical                       130,312
                                                                           ----------
Radio and TV Equipment -- 4.3%
  Geotek Communications, Inc. (a). . . . . . . . . . .          5,000         68,438
                                                                           ----------
                          Total Radio and TV Equipment                        68,438
                                                                           ----------
Semiconductor -- 3.4%
  Intel Corp. Warrants (a) . . . . . . . . . . . . . .          1,500         54,375
                                                                           ----------
                                   Total Semiconductor                        54,375
                                                                           ----------
Telephone Communications --4.7%
  Lucent Technology. . . . . . . . . . . . . . . . . .          2,000         75,750
                                                                           ----------
                        Total Telephone Communications                        75,750
                                                                           ----------

  Total Portfolio of Investments (Cost $1,655,198)                       $ 1,599,688
                                                                           ----------
                                                                           ----------


(a) Non-Income producing security


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                               STEADMAN INVESTMENT FUND
                         STATEMENT OF ASSETS AND LIABILITIES
                                    June 30, 1996

Assets:
      Investments at value (Cost $1,655,198) (Note 1). . . . . . . . . . .    $ 1,599,688
      Cash and cash equivalents (Note 1) . . . . . . . . . . . . . . . . .        261,004
      Interest receivable  . . . . . . . . . . . . . . . . . . . . . . . .            567
      Dividends receivable . . . . . . . . . . . . . . . . . . . . . . . .            630
                                                                               -----------
         Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . .      1,861,889
                                                                               -----------
Liabilities:
      Accounts payable and accrued expenses. . . . . . . . . . . . . . . .         14,858
      Investment advisory and service fees payable (Note 4). . . . . . . .          5,571
      Other payable to affiliate (Note 4). . . . . . . . . . . . . . . . .          7,593
      Payable for securities purchased . . . . . . . . . . . . . . . . . .         70,400
                                                                               -----------
         Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .         98,422
                                                                               -----------
Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 1,763,467
                                                                               -----------
                                                                               -----------
Net assets consist of:
      Accumulated net investment loss. . . . . . . . . . . . . . . . . . .    $(1,675,340)
      Unrealized depreciation of investments . . . . . . . . . . . . . . .        (55,510)
      Accumulated net realized losses. . . . . . . . . . . . . . . . . . .       (389,330)
      Capital paid in less distributions since inception . . . . . . . . .      3,883,647
                                                                               -----------
                                                                              $ 1,763,467
                                                                               -----------
                                                                               -----------
Net asset value, offering price and redemption price per share
($1,763,467 DIVIDED BY 2,038,728 shares of no par value trust shares). . .    $       .86
                                                                               -----------
                                                                               -----------


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN INVESTMENT FUND
                               STATEMENT OF OPERATIONS
                           for the year ended June 30, 1996

Investment Income:
   Dividends . . . . . . . . . . . . . . . . . . . . . . .       $   1,530
   Interest. . . . . . . . . . . . . . . . . . . . . . . .         112,558
                                                                  ---------
      Total income . . . . . . . . . . . . . . . . . . . .                    $   114,088

Expenses:
   Salaries and employee benefits (Note 4) . . . . . . . .          84,139
   Shareholder servicing fee (Note 4). . . . . . . . . . .          50,666
   Professional fees . . . . . . . . . . . . . . . . . . .          30,275
   Investment advisory fee (Note 4). . . . . . . . . . . .          21,259
   Miscellaneous . . . . . . . . . . . . . . . . . . . . .           8,671
   Rent. . . . . . . . . . . . . . . . . . . . . . . . . .          13,163
   Computer services . . . . . . . . . . . . . . . . . . .           7,943
   Reports to shareholders . . . . . . . . . . . . . . . .           5,149
   Trustees' fees and expenses (Note 4). . . . . . . . . .           3,528
   Custodian fees. . . . . . . . . . . . . . . . . . . . .             400
                                                                  ---------
     Total expenses. . . . . . . . . . . . . . . . . . . .                        225,193
                                                                               -----------

     Net investment loss . . . . . . . . . . . . . . . . .                       (111,105)
                                                                               -----------

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
   Net realized gain from investment transactions. . . . .                         47,825
   Change in unrealized appreciation/(depreciation) of investments               (271,135)
                                                                               -----------
     Net loss on investments . . . . . . . . . . . . . . .                       (223,310)
                                                                               -----------
     Net decrease in net assets resulting from operations.                    $  (334,415)
                                                                               -----------
                                                                               -----------



       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN INVESTMENT FUND
                         STATEMENTS OF CHANGES IN NET ASSETS


                                                                      For the year       For the period           For the
                                                                     ended June 30,     January 1, 1995          year ended
                                                                         1996        through June 30, 1995*   December 31, 1994
                                                                     ----------------  -------------------     -----------------
Increase (decrease) in net assets from operations:
  Net investment loss. . . . . . . . . . . . . . . . . . . . . .     $ (111,105)         $  (46,958)              $  (46,458)
  Net realized gain (loss) from investment transactions. . . . .         47,825            (242,568)                (194,587)
  Change in unrealized depreciation/appreciation . . . . . . . .       (271,135)            491,165                 (779,305)
                                                                     -----------         -----------              -----------
  Net increase (decrease) in net assets resulting
   from operations . . . . . . . . . . . . . . . . . . . . . . .       (334,415)            202,139               (1,160,720)

Decrease in net assets from trust share transactions (Note 2). .       (200,097)            (63,007)                (230,035)
                                                                     -----------         -----------              -----------
Increase (decrease) in net assets. . . . . . . . . . . . . . . .       (534,512)            139,132               (1,390,755)

Net assets at beginning of period. . . . . . . . . . . . . . . .      2,297,979           2,158,847                3,549,602
                                                                     -----------         -----------              -----------
Net assets at end of period (including accumulated net
investment loss of $1,679,999, $1,568,894
and $204,464 respectively) . . . . . . . . . . . . . . . . . . .     $1,763,467          $2,297,979               $2,158,847
                                                                     -----------         -----------              -----------
                                                                     -----------         -----------              -----------

* The Fund's fiscal year-end was changed to June 30.



       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN INVESTMENT FUND
                                 FINANCIAL HIGHLIGHTS

                                                   For the year   For the period
                                                       ended     January 1, 1995    For the years ended December 31,
                                                      June 30,   through June 30,
                                                    ------------  ----------------  -------------------------------------
                                                      1996           1995*          1994      1993      1992      1991
                                                    ------------  ----------------  -------------------------------------
Per Share Operating Performance:
  Net asset value, beginning of period . . . . .      $1.02           $.93          $1.42     $1.38     $1.49     $1.12
                                                    ------------  ----------------  -------------------------------------
  Net investment loss. . . . . . . . . . . . . .       (.13)          (.02)          (.08)     (.06)     (.09)     (.06)
  Net realized and unrealized
     gain (loss) on investments. . . . . . . . .       (.03)            11          .(.41)      .10     .(.02)      .43
                                                    ------------  ----------------  -------------------------------------
          Total from investment operations . . .       (.16)           .09           (.49)      .04      (.11)      .37
                                                    ------------  ----------------  -------------------------------------
  Net asset value, end of period . . . . . . . .       $.86          $1.02         $  .93     $1.42     $1.38     $1.49
                                                    ------------  ----------------  -------------------------------------
                                                    ------------  ----------------  -------------------------------------
Ratios/Supplemental Data:
  Total return . . . . . . . . . . . . . . . . .    (15.53)%        19.36%**     (34.51)%     2.89%   (7.05)%    32.95%
  Ratio of expenses to average net
     assets. . . . . . . . . . . . . . . . . . .     10.60%         10.54%**        8.90%     6.48%     7.78%     7.88%
  Ratio of net investment loss to average
     net assets. . . . . . . . . . . . . . . . .    (5.23)%        (4.24)%**      (6.65)%   (4.52)%   (6.09)%   (5.08)%
  Portfolio turnover rate. . . . . . . . . . . .       382%           226%**         282%      179%      263%      245%
  Net assets, end of period (in thousands) . . .     $1,763         $2,298         $2,159    $3,550    $3,781    $4,277


*The Fund's fiscal year-end was changed to June 30.
**Annualized




       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               STEADMAN INVESTMENT FUND


NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
  Steadman Investment Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. During 1995, the Fund changed its fiscal year end from December 31 to June 30.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  CASH AND CASH EQUIVALENTS
   Management defines cash equivalents as investments that mature in three months or less. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

  SECURITY VALUATION
    Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

  SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

  INCOME TAXES
   The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                               STEADMAN INVESTMENT FUND


2.  TRUST SHARES
    The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:


                                         For the year               For the period January 1          For the year
                                     ended June 30, 1996          1995 through June 30, 1995    ended December 31, 1994
                                    -----------------------        --------------------------    -----------------------
                                    Shares         Amount           Shares         Amount        Shares        Amount
                                    --------       --------         --------       --------      --------      --------
Shares sold. . . . . . . . .         -- 0 --     $  -- 0 --        -- 0 --     $  -- 0 --        -- 0 --      $  -- 0--
Shares redeemed. . . . . . .        (205,360)      (200,097)       (65,380)       (63,007)      (183,957)      (230,035)
                                     -------     ----------        --------    ----------       ---------     ---------
   Net decrease. . . . . . .        (205,360)    $ (200,097)       (65,380)    $  (63,007)      (183,957)     $(230,035)
     . . . . . . . . . . . .                     ==========                    ==========                     =========


Shares outstanding:
    Beginning of period. . .       2,244,088                     2,309,468                     2,493,425
                                    ---------                     ---------                     ---------
    End of Period. . . . . .       2,038,728                     2,244,088                     2,309,468
                                    ---------                     ---------                     ---------
                                    ---------                     ---------                     ---------




3.  PURCHASES AND SALES OF SECURITIES
    During the year ended June 30, 1996, purchases and sales proceeds of investment securities aggregated $7,862,972 and $8,232,376, respectively.

    The net unrealized depreciation of investments aggregated $55,510 of which $75,670 related to gross unrealized appreciation where there is an excess of value over tax cost and $131,180 related to gross unrealized depreciation of investments where there is an excess of tax cost over value.

4.  INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES
   Steadman Security Corporation (SSC), the affilate, has provided investment advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provides under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

5.  FEDERAL INCOME TAXES
   In the fiscal year June 30, 1996, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal period ended June 30, 1996, therefore no income tax provision is required. A full valuation allowance has been provided for the deferred tax assets, totalling approximately $784,000 at June 30, 1996, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

    The Fund has net operating loss carryforwards approximating $1,675,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2004) $299,000; (2005) $304,000; (2006)
$222,000; (2007) $278,000; (2008) $217,000; (2009) $204,000; (2010) $46,000 and
(2011) 112,000. Capital loss carryforwards aggregating approximately $389,000 are available to offset future capital gains, if any, expiring as follows:
(1999) $147,000 and (2000) $243,000.

6.  UNCLAIMED PROPERTY

    In December 1989, the Fund and other Steadman Funds were contacted by the Unclaimed Property Clearinghouse (the Clearinghouse), an association of some 45 member states organized to facilitate the collection for the states of unclaimed property that is considered abandoned under the laws of the member states. The Clearinghouse requested certain documents and information in order to determine whether, and if so, to what extent its member states may assert claims for abandoned accounts of the Fund's shareholders. On the basis of a review of the documents and information provided in response to this request, the Special Counsel for the Clearinghouse has informally asserted that the member states are entitled to certain property of the Fund's shareholders. In addition Steadman Security Corporation holds certain unclaimed dividends of the Fund's shareholders. In May 1991, the District of Columbia filed suit in the Superior Court of the District of Columbia against the Fund, other Steadman Funds, Steadman Security Corporation and its principal officer under the District of Columbia Disposition of Unclaimed Property Act. Under this action the District of Columbia sought possession and custody of the alleged abandoned property as well as prejudgment interest, an unspecified amount of civil penalties, and reimbursement for reasonable attorney's fees and costs. On March 25, 1993, counsel for the District of Columbia, the Clearinghouse and the Fund executed a settlement agreement, which involves no findings of any violations of law by
the Fund and other defendants.   The Superior Court dismissed the suit as of
November 30, 1993, although the terms of the settlement agreement do not call for dismissal until after the closing agreement. The District of Columbia appealed the dismissal. In accordance with the settlement agreement, record title to certain shares of the Fund and associated distributions were transferred from the present shareholders of record to the members of the Clearinghouse on the closing date, February 14, 1995. The shares will be redeemed over a period of three years from this date. On May 9, 1995, the Court of Appeals dismissed the appeal.

STEADMAN TECHNOLOGY
AND GROWTH FUND
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C.  20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Avenue, N.W.
Washington, D.C.  20005

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1800 M Street, N.W.
Washington, D.C. 20036

For more information about
STEADMAN TECHNOLOGY AND GROWTH FUND,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area



STEADMAN

TECHNOLOGY
AND GROWTH
FUND



ANNUAL
REPORT
June 30, 1996



A Steadman NO-LOAD Mutual Fund




           STEADMAN SECURITY
           CORPORATION
[LOGO]
           Investment Adviser

Fellow Shareholders:

     The forces most dominant in present market behavior have continued to be a low level of inflation and behavior of interest rates.

     The economy generally is moving at a pace that is slowing. Although employment levels remain high, there are indications that some of this can be accounted for by a fact of two jobs among wage earners in many households. This of course casts a question about the dependability of recent employment reports. It also may support indications of there being a lesser rather than greater likelihood that there will be an incentive for the Federal Reserve to initiate any near term move to tighten money and raise rates.

     These conditions suggest that the interest rates are going to decline. Looking to the 30 year Treasury Bond for guidance we are beginning to see a pattern of declining yield, of course with the Bond rising in price. We expect this trend of declining interest rates to continue and bear with it very favorable market consequences for your Fund.

     Thank you for your confidence and continued support.

                                   Sincerely,

                                   /s/ Charles W. Steadman
                                   Charles W. Steadman
                                   Chairman of the Board of
                                   Trustees and President

                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
  STEADMAN TECHNOLOGY AND GROWTH FUND

     We have audited the accompanying statement of assets and liabilities of Steadman Technology and Growth Fund, including the portfolio of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the periods January 1, 1995 through June 30, 1995, and January 1, 1994 through December 31, 1994 and the financial highlights for the year ended June 30, 1996, and the period January 1, 1995 through June 30, 1995, and each of the four years ended December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Technology and Growth Fund as of June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Washington, D.C.
July 29, 1996

                       STEADMAN TECHNOLOGY AND GROWTH FUND

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 1996

                                                                       Value
                                                           Shares     (Note 1)
                                                           ------     --------
                  COMMON STOCKS -- 100%
Communications Equipment -- 6.9%
     Precision Systems (a) . . . . . . . . . . . . . .      3,000     $ 35,250
                                                                      --------
                        Total Communications Equipment                  35,250
                                                                      --------
Computer Storage Equipment -- 26.4%
     Seagate Technology (a). . . . . . . . . . . . . .      3,000      135,000
                                                                      --------
                      Total Computer Storage Equipment                 135,000
                                                                      --------
Pharmaceutical -- 43.1%
     Elan Corp. Warrants (a) . . . . . . . . . . . . .      4,500      107,437
     Regeneron Pharmaceuticals (a) . . . . . . . . . .      6,500      112,938
                                                                      --------
                                  Total Pharmaceutical                 220,375
                                                                      --------
Radio & TV Equipment -- 9.4%
     Geotek Communications (a) . . . . . . . . . . . .      3,500       47,906
                                                                      --------
                            Total Radio & TV Equipment                  47,906
                                                                      --------
Semiconductor -- 14.2%
     Intel Corp. Warrants (a). . . . . . . . . . . . .      2,000       72,500
                                                                      --------
                                  Total  Semiconductor                  72,500
                                                                      --------

     Total Portfolio of Investments (Cost $462,417). .                $511,031
                                                                      --------
                                                                      --------

(a) Non-income producing security


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STEADMAN TECHNOLOGY AND GROWTH FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 1996


ASSETS:
    Investments at value (Cost $462,417) (Note 1). . . . . . . . . . .         $   511,031
    Cash and cash equivalents  (Note 1). . . . . . . . . . . . . . . .              53,877
    Interest receivable. . . . . . . . . . . . . . . . . . . . . . . .                 131
                                                                               -----------
       Total assets. . . . . . . . . . . . . . . . . . . . . . . . . .             565,039
                                                                               -----------
LIABILITIES:
    Accounts payable and accrued expenses. . . . . . . . . . . . . . .              13,050
    Investment advisory and service fees payable (Note 4). . . . . . .               6,353
    Other payable to affiliate (Note 4). . . . . . . . . . . . . . . .               3,229
                                                                               -----------
       Total liabilities . . . . . . . . . . . . . . . . . . . . . . .              22,632
                                                                               -----------
NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $   542,407
                                                                               -----------
                                                                               -----------
Net assets consist of:
    Accumulated net investment loss. . . . . . . . . . . . . . . . . .         $(2,670,098)
    Unrealized appreciation of investments . . . . . . . . . . . . . .              48,614
    Accumulated net realized losses  . . . . . . . . . . . . . . . . .            (336,113)
    Capital paid in less distributions since inception.. . . . . . . .           3,500,004
                                                                               -----------
                                                                               $   542,407
                                                                               -----------
                                                                               -----------

NET ASSET VALUE, offering price and redemption price per share
    ($542,407 DIVIDED BY 529,419 shares of no par value trust
    shares). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $      1.02
                                                                               -----------
                                                                               -----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STEADMAN TECHNOLOGY AND GROWTH FUND

                             STATEMENT OF OPERATIONS
                        for the year ended June 30, 1996


INVESTMENT INCOME:
   Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $   855
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,979
                                                                                    ------
      Total income . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     $   2,834

EXPENSES:
   Shareholder servicing fee (Note 4). . . . . . . . . . . . . . . . . . .          72,446
   Salaries and employee benefits (Note 4) . . . . . . . . . . . . . . . .          37,679
   Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . .          27,222
   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,156
   Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . .           7,472
   Computer services . . . . . . . . . . . . . . . . . . . . . . . . . . .           7,225
   Investment advisory fee (Note 4). . . . . . . . . . . . . . . . . . . .           6,870
   Rent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           4,260
   Trustees' fees and expenses (Note 4). . . . . . . . . . . . . . . . . .           3,528
   Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .           1,838
                                                                                    ------
      Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .                       175,696
                                                                                               ----------

   Net investment loss . . . . . . . . . . . . . . . . . . . . . . . . . .                      (172,862)
                                                                                               ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
   Net realized loss from investment transactions. . . . . . . . . . . . .                      (129,743)
   Change in unrealized appreciation/(depreciation) of investments . . . .                        84,018
                                                                                               ----------
         Net loss on investments . . . . . . . . . . . . . . . . . . . . .                       (45,725)
                                                                                               ----------
         Net decrease in net assets resulting from operations. . . . . . .                     $(218,587)
                                                                                               ----------
                                                                                               ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STEADMAN TECHNOLOGY AND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         For the year        For the period       For the year
                                                                        ended June 30,      January 1, 1995      ended December
                                                                             1996        through June 30,1995*     31, 1994
                                                                        --------------   ---------------------   --------------
Decrease in net assets from operations:
      Net investment loss. . . . . . . . . . . . . . . . . . . . .       $(172,862)           $(85,892)          $ (174,615)
      Net realized gain (loss) from investment transactions. . . .        (129,743)            (55,337)              15,713
      Change in unrealized appreciation/depreciation . . . . . . .          84,018              59,947             (369,931)
                                                                         ----------           ---------          -----------
            Net decrease in net assets resulting
                from operations. . . . . . . . . . . . . . . . . .        (218,587)            (81,282)            (528,833)

Decrease in net assets from trust share transactions (Note 2). . .         (37,546)            (14,277)             (44,346)
                                                                         ----------           ---------          -----------
            Decrease in net assets . . . . . . . . . . . . . . . .        (256,133)            (95,559)            (573,179)

Net assets at beginning of period. . . . . . . . . . . . . . . . .         798,540             894,099            1,467,278
                                                                         ----------           ---------          -----------
Net assets at end of period, including accumulated net
      investment loss of $2,668,357, $2,495,495
      and $2,284,399, respectively . . . . . . . . . . . . . . . .        $542,407            $798,540           $  894,099
                                                                         ----------           ---------          -----------
                                                                         ----------           ---------          -----------


* The Fund's fiscal year-end was changed to June 30.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STEADMAN TECHNOLOGY AND GROWTH FUND

                              FINANCIAL HIGHLIGHTS


                                                   For the    For the period
                                                  year ended  January 1, 1995
                                                   June 30,   through June 30       For the years ended December 31,
                                                  ----------  ---------------------------------------------------------
                                                     1996          1995            1994      1993      1992      1991
                                                  ----------  ---------------------------------------------------------
Per Share Operating Performance:
   Net asset value, beginning of period. . . .      $1.43         $1.57           $2.48     $2.69     $2.84      $2.21
                                                  ----------  ---------------------------------------------------------
   Net investment loss . . . . . . . . . . . .       (.58)         (.22)           (.45)     (.40)     (.33)      (.30)
   Net realized and unrealized
       gain (loss) on investments. . . . . . ..       .17            08            (.46)      .19       .18        .93
                                                  ----------  ---------------------------------------------------------
       Total from investment operations. . . .       (.41)         (.14)           (.91)     (.21)     (.15)       .63
                                                  ----------  ---------------------------------------------------------
   Net asset value, end of period. . . . . . .      $1.02         $1.43           $1.57     $2.48     $2.69      $2.84
                                                  ----------  ---------------------------------------------------------
                                                  ----------  ---------------------------------------------------------
   Ratios/Supplemental Data:
   Total return. . . . . . . . . . . . . . . .     (28.29)%      (17.84)%**      (36.69)%   (7.81)%   (5.28)%    28.51%
   Ratio of expenses to average net
       assets. . . . . . . . . . . . . . . . .      25.19%        22.28%**        16.34%    11.94%    13.33%     14.10%
   Ratio of net investment loss
       to average net assets . . . . . . . . .     (24.78)%      (20.90)%**      (14.79)%  (11.38)%  (12.45)%   (11.70)%
   Portfolio turnover rate . . . . . . . . . .        333%          615%**          274%      128%      157%       318%
   Net assets, end of period (in thousands). .       $542          $799            $894    $1,467    $1,634     $1,786


*  The Fund's fiscal year-end was changed to June 30.
** Annualized


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       STEADMAN TECHNOLOGY AND GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     Steadman Technology and Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end investment company. During 1995, the Fund changed its fiscal year end from December 31 to June 30.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     CASH AND CASH EQUIVALENTS

          Management defines cash equivalents as investments that mature in three months or less. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

     SECURITY VALUATION

          Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME

          Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis.

     INCOME TAXES

          The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                       STEADMAN TECHNOLOGY AND GROWTH FUND

2.   TRUST SHARES

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust were as follows:



                                         For the year         For the period January 1, 1995    For the year ended
                                        ended June 30, 1996      through June 30, 1995          December 31, 1994
                                      -----------------------     -------------------          --------------------
                                        Shares        Amount       Shares     Amount            Shares      Amount
                                      ---------      --------     --------   --------          --------    --------

Shares sold. . . . . . . . .           -- 0 --      $  -- 0 --     -- 0 --  $  -- 0 --          -- 0 --   $  -- 0 --
Shares redeemed. . . . . . .          (29,474)         (37,546)    (9,910)    (14,277)         (22,286)      (44,346)
                                     ----------     -----------   --------  ----------         --------   -----------
Net decrease . . . . . . . .          (29,474)      $  (37,546)    (9,910)  $ (14,277)         (22,286)   $  (44,346)
                                                    -----------             ----------                    -----------
                                                    -----------             ----------                    -----------
Shares outstanding:
Beginning of period. . . . .          558,893                     568,803                      591,089
                                      -------                     -------                      -------


End of period. . . . . . . .          529,419                     558,893                      568,803
                                      -------                     -------                      -------
                                      -------                     -------                      -------

3.   PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 1996, purchases and proceeds from sales of investment securities aggregated $2,259,821 and $2,531,447, respectively.

     The net unrealized appreciation of investments aggregated $48,614 of which $62,237 related to gross unrealized appreciation where there is an excess of value over tax cost and $13,623 related to gross unrealized depreciation where there is an excess of tax cost over value.

4.    INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

     Steadman Security Corporation (SSC), the affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement, SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1% on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

  Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

5.   FEDERAL INCOME TAXES

     In the fiscal year ended June 30, 1996, the Fund did not meet the asset diversification requirements applicable to regulated investment companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss in the fiscal period ended June 30, 1996 and realized net capital losses in the fiscal period ended June 30, 1996, therefore no income tax provision is required. A full valuation allowance was provided throughout the fiscal period ended June 30, 1996 for deferred tax assets, totalling approximately $1,142,000 at June 30, 1996, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

     The Fund has net operating loss carryovers approximating $2,670,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (1999) $111,000; (2000) $272,000; (2001) $264,000;
(2002) $252,000; (2003) $236,000; (2004) $240,000; (2005) $254,000; (2006)
$194,000; (2007) $212,000; (2008) $198,000; (2009) $177,000; (2010) $86,000 and
(2011) 174,000. Capital loss carryforwards aggregating approximately $336,000 are available to offset future capital gains, if any, which expire as follows:
(1997) $151,000; (2000) $55,000 and (2001) 130,000.

6.  UNCLAIMED PROPERTY

     In December 1989, the Fund and other Steadman Funds were contacted by the Unclaimed Property Clearinghouse (the Clearinghouse), an association of some 45 member states organized to facilitate the collection for the states of unclaimed property that is considered abandoned under the laws of the member states. The Clearinghouse requested certain documents and information in order to determine whether, and if so, to what extent its member states may assert claims for abandoned accounts of the Fund s shareholders. On the basis of a review of the documents and information provided in response to this request, the Special Counsel for the Clearinghouse has informally asserted that the member states are entitled to certain property of the Fund s shareholders. In addition, Steadman Security Corporation holds certain unclaimed dividends of the Fund s shareholders. In May 1991, the District of Columbia filed suit in the Superior Court of the District of Columbia against the Fund, other Steadman Funds, Steadman Security Corporation and its principal officer under the District of Columbia Disposition of Unclaimed Property Act. Under this action the District of Columbia sought possession and custody of the alleged abandoned property as well as prejudgment interest, an unspecified amount of civil penalties, and reimbursement for reasonable attorney s fees and costs. On March 25, 1993, counsel for the District of Columbia, the Clearinghouse and the Fund executed a settlement agreement, which involves no findings of any violations of law by the Fund and other defendants. The Superior Court dismissed the suit as of November 30, 1993, although the terms of the settlement agreement do not call for dismissal until after the closing of the agreement. The District of Columbia appealed the dismissal. In accordance with the settlement agreement, record title to certain shares of the Fund and associaled distributions were transferred from the present shareholders of record to the members of the Clearinghouse on the closing date, February 14, 1995. The shares will be redeemed over a period of three years from this date. On May 9, 1995, the Court of Appeals dismissed the appeal.

PART C: OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

    Section 5.3 of the Amended Restated Trust Indenture of Steadman Security Trust and Declaration of Trust (the "Trust Agreement") of the Steadman Associated Fund, which will be renamed the Steadman Security Trust (the "Fund" or the "Registrant"), provides that the Fund shall indemnify each of its trustees, advisors, officers, employees, and agents (including any person who serves at the request of the Fund as a director, officer, partner, trustee or the like of another organization in which the Fund has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise, as fines or penalties and as counsel fees, reasonably incurred by such person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the person may be involved or with which the person may be threatened, while acting as a trustee or advisor, or as an officer, employee, or agent of the Fund or the trustees, or thereafter, by reason of the person being or having been a trustee, advisor, officer, employee or agent. However, indemnification shall not be available with respect to any matter as to which such person has been adjudicated to have acted in bad faith or with willful misconduct or reckless disregard of such person's duties or gross negligence or not to have acted in good faith in the reasonable belief that such person's action was in the best interest of the Fund. If the matter is disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise shall have been approved as in the best interests of the Fund by a majority of the disinterested trustees or the Fund has received a written opinion of independent legal counsel to the effect that the person to be indemnified appears to have acted in good faith in the reasonable belief that such person's action was in the best interests of the fund. A provision of this section of the Trust Agreement also provides that the Trust Agreement is not the sole means of indemnification and that the Fund may indemnify persons as provided by applicable law.

    The District of Columbia Code does not contain a provision relating to the indemnification of trustees, officers, employees, or agents of a trust. However, under general common law trust principles, a trustee is normally entitled to reimbursement from the trust for all necessary and reasonable expenditures made in the execution of the trust if the trustee acted in good faith for the benefit of the trust. However, under common law trust principles, property of the trust cannot be used to reimburse the trustee for losses or expenses incurred by the trustee, unless the trustee has exercised good faith and common prudence.

    In addition, the Agreement and Plan of Merger (the "Agreement") by and among the Registrant, and the Steadman Investment Fund, the Steadman American Industry Fund, and the Steadman Technology and Growth Fund (the "Other Funds") provides at Section 14. Indemnification for, in certain circumstances, the indemnification of the respective officers, directors, trustees, and shareholders of the Other Funds. A copy of the Agreement is attached as Exhibit 4 to this Registration Statement.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be provided to directors, officers, or controlling persons of the Registrant, the

Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC"), such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 16. EXHIBITS:

    NUMBER                                                 DESCRIPTION
-----------  --------------------------------------------------------------------------------------------------------
      1      Amended and Restated Trust Indenture of Steadman Associated Fund and Declaration of Trust
      4      Agreement and Plan of Merger
      5      Specimen share certificate*
      6      Steadman Security Trust Amended and Restated Investment Advisory Agreement*
      9      Custodian agreement and depository contract with Crestar Bank N.A.*
      11.1   Opinion of Manatt, Phelps & Phillips, LLP as to the legality of the securities being registered*
      11.2   Consent of Manatt, Phelps & Phillips, LLP*
      12.1   Opinion of Manatt, Phelps & Phillips, LLP, regarding tax matters and consequences*
      12.2   Consent of Coopers & Lybrand, L.L.P.**
      16     Power of Attorney (reference is made to the signature page)*
      99.1   Form of Proxies of Funds*

------------------------

*  Previously filed.
**To be filed by amendment.

ITEM 17. UNDERTAKINGS

    (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

    (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

    As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of Washington, District of Columbia, on the 25th day of July, 1997.

                                Steadman Security Trust
                                Registrant

                                     /s/ CHARLES W. STEADMAN
                                     -----------------------------------------
                                     Charles W. Steadman, Trustee,
                                     Chairman of the Board of Trustees and
                                     President, Steadman Security Trust


    As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         (SIGNATURE)                     (TITLE)                  (DATE)
------------------------------  --------------------------  -------------------

   /s/ CHARLES W. STEADMAN      Chairman of the Board,         July 25, 1997
------------------------------    President and Trustee
     Charles W. Steadman          Principal Executive
                                  Officer

       /s/ MAX KATCHER          Executive Vice President       July 25, 1997
------------------------------    Treasurer & Secretary
         Max Katcher              Principal Financial
                                  Officer
                                  Principal Accounting
                                  Officer

      /s/ PAUL A. BOWERS        Trustee                        July 25, 1997
------------------------------
       Paul A. Bowers*

     /s/ JOHN T. HAYWARD        Trustee                        July 25, 1997
------------------------------
       John T. Hayward*

      /s/ PAUL E. WAGER         Trustee                        July 25, 1997
------------------------------
       Paul E. Wagner*



-------------------
*   Signed pursuant to power of attorney.